Execution Version OMM_US:75933001.11 MASTER SALE AND PURCHASE AGREEMENT among KNOWLES CORPORATION, VECTRON INTERNATIONAL, INC. and MICROSEMI CORPORATION dated as of October 26, 2017

OMM_US:75933001.11 TABLE OF CONTENTS Article I PURCHASE AND SALE................................................................................................ 1  Section 1.1 Acquired Shares ......................................................................................... 1  Section 1.2 Acquired Assets and Assumed Liabilities. ................................................ 1  Section 1.3 Designated Purchasers ............................................................................... 4  Section 1.4 Local Agreements. ..................................................................................... 4  Article II PURCHASE PRICE; PAYMENT ................................................................................. 6  Section 2.1 Purchase Price. ........................................................................................... 6  Section 2.2 Payment at Closing. ................................................................................... 7  Section 2.3 Purchase Price Adjustment. ....................................................................... 8  Section 2.4 Escrow Funds ........................................................................................... 10  Section 2.5 Purchase Price Adjustment Payments ...................................................... 10  Section 2.6 Purchase Price Allocation. ....................................................................... 12  Article III REPRESENTATIONS AND WARRANTIES .......................................................... 14  Section 3.1 Representations and Warranties of Parent and Vectron .......................... 14  Section 3.2 Representations and Warranties of Buyer ................................................ 36  Section 3.3 No Other Representations or Warranties. ................................................ 38  Article IV COVENANTS PRIOR TO CLOSING ....................................................................... 39  Section 4.1 Access to Information Concerning Properties and Records; Confidentiality. ........................................................................................ 39  Section 4.2 Conduct of Business Pending the Closing ............................................... 40  Section 4.3 Further Actions ........................................................................................ 43  Section 4.4 Certain Filings. ......................................................................................... 43  Section 4.5 Notification .............................................................................................. 44  Section 4.6 Intercompany Accounts ........................................................................... 44  Article V ADDITIONAL COVENANTS ................................................................................... 45  Section 5.1 Tax Matters. ............................................................................................. 45  Section 5.2 Employee Matters. ................................................................................... 49  Section 5.3 Post-Closing Access to Information ........................................................ 52  Section 5.4 Trade Names. ........................................................................................... 53  Section 5.5 Insurance .................................................................................................. 54  Section 5.6 Further Assurances................................................................................... 55  Section 5.7 Non-Competition; Non-Solicitation......................................................... 55  Section 5.8 Exclusive Dealing .................................................................................... 57  Section 5.9 Parent and Vectron ................................................................................... 58  Section 5.10 Bank Accounts; Post-Closing Receipts ................................................... 58  Section 5.11 Transition Services Agreements .............................................................. 58  Article VI CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS ............................... 58  Section 6.1 Conditions Precedent to Buyer’s Obligations .......................................... 58  Section 6.2 Frustration of Conditions Precedent ........................................................ 59  Article VII CONDITIONS PRECEDENT TO PARENT’S AND VECTRON’S OBLIGATIONS ................................................................................................... 59  Section 7.1 Conditions Precedent to Parent’s and Vectron’s Obligations .................. 59  Section 7.2 Frustration of Conditions Precedent ........................................................ 60  Article VIII CLOSING ................................................................................................................ 60  Section 8.1 Closing Date............................................................................................. 60

ii OMM_US:75933001.11 Section 8.2 Items to be Delivered by Vectron ............................................................ 60  Section 8.3 Items to be Delivered by Buyer ............................................................... 61  Article IX INDEMNIFICATION ................................................................................................ 61  Section 9.1 Indemnification by Parent and Vectron. .................................................. 61  Section 9.2 Indemnification by Buyer. ....................................................................... 63  Section 9.3 Procedures Relating to Indemnification Between the Parties .................. 64  Section 9.4 Procedures Relating to Indemnification for Third Party Claims. ............ 65  Section 9.5 Environmental Matters............................................................................. 66  Section 9.6 Determination of Indemnification Amounts. ........................................... 67  Section 9.7 Subrogation Rights................................................................................... 68  Section 9.8 Exclusive Remedy ................................................................................... 69  Section 9.9 Purchase Price Adjustment ...................................................................... 69  Section 9.10 Special Rule for Fraud ............................................................................. 69  Article X TERMINATION .......................................................................................................... 69  Section 10.1 General ..................................................................................................... 69  Section 10.2 Post-Termination Obligations .................................................................. 70  Section 10.3 Survival; Liabilities in Event of Termination .......................................... 70  Article XI MISCELLANEOUS ................................................................................................... 71  Section 11.1 Publicity ................................................................................................... 71  Section 11.2 Assignment .............................................................................................. 71  Section 11.3 Parties in Interest; No Third-Party Beneficiaries ..................................... 71  Section 11.4 Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL ...................................................................................................... 71  Section 11.5 Amendment .............................................................................................. 72  Section 11.6 Waiver ...................................................................................................... 72  Section 11.7 Notice ....................................................................................................... 72  Section 11.8 Expenses .................................................................................................. 73  Section 11.9 Interpretive Provisions ............................................................................. 73  Section 11.10 Section Headings; Table of Contents ....................................................... 73  Section 11.11 No Strict Construction ............................................................................. 74  Section 11.12 Entire Agreement ..................................................................................... 74  Section 11.13 Counterparts ............................................................................................. 74  Section 11.14 Partial Invalidity....................................................................................... 74  Section 11.15 Specific Performance ............................................................................... 74  Section 11.16 Waiver of Bulk Sales Laws ...................................................................... 74  Section 11.17 Legal Representation. .............................................................................. 75  Section 11.18 Definitions................................................................................................ 75

iii OMM_US:75933001.11 EXHIBITS AND SCHEDULES Exhibit A Equity Seller and Acquired Company Exhibit B Asset Sellers Exhibit C Illustrative Working Capital Calculation Exhibit D Accounting Principles Schedule 2.6(a) Agreed Allocation

OMM_US:75933001.11 MASTER SALE AND PURCHASE AGREEMENT THIS MASTER SALE AND PURCHASE AGREEMENT (this “Agreement”) is made and effective as of October 26, 2017, among KNOWLES CORPORATION, a Delaware corporation (“Parent”), VECTRON INTERNATIONAL, INC., a Delaware corporation (“Vectron”), and MICROSEMI CORPORATION, a Delaware Corporation (“Buyer”). WHEREAS, each of Parent and Vectron owns, indirectly through the wholly owned Subsidiary set forth in the “Equity Seller” column on Exhibit A hereto (the “Equity Seller”), all of the issued and outstanding capital stock and other equity interests of the wholly owned Subsidiary set forth in the “Acquired Company” column on Exhibit A hereto (the “Acquired Company”); WHEREAS, Parent, Vectron and certain of their respective Affiliates own, indirectly through certain wholly owned Subsidiaries set forth on Exhibit B hereto (Parent, Vectron and such Subsidiaries, the “Asset Sellers”), certain assets related to the Acquired Business (as defined below); WHEREAS, the Acquired Company, the Equity Seller and the Asset Sellers are engaged in the design, manufacture, and marketing of frequency control, sensors, and hybrid product solutions (including timing devices) (including the Acquired Company, the Acquired Assets and the Assumed Liabilities, collectively, the “Acquired Business”); WHEREAS, Buyer desires to purchase the Acquired Business from the Equity Seller and the Asset Sellers, and Parent and Vectron desire to cause the Equity Seller and the Asset Sellers to sell the Acquired Business to Buyer, all upon the terms and subject to the conditions set forth in this Agreement; and WHEREAS, capitalized terms used but not defined in the context of the Section in which such terms first appear shall have the meanings set forth in Section 11.18. NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, agreements and conditions set forth in this Agreement, and intending to be legally bound, Parent, Vectron and Buyer agree as follows: Article I PURCHASE AND SALE Section 1.1 Acquired Shares. Upon the terms set forth in this Agreement, on the Closing Date, Parent and Vectron shall cause the Equity Seller to sell and transfer to Buyer, and Buyer shall purchase and accept from the Equity Seller, all right, title and interest in and to all of the issued and outstanding capital stock and other equity interests of the Acquired Company set forth on Exhibit A hereto (regardless whether the numbering or serial number set forth on Exhibit A is accurate) (the “Acquired Shares”), free and clear of all Liens (other than Liens arising under U.S. federal or blue sky securities laws). Section 1.2 Acquired Assets and Assumed Liabilities.

2 OMM_US:75933001.11 (a) Assets. Upon the terms set forth in this Agreement and subject to the provisions of Section 1.2(c), at the Closing, Parent and Vectron shall, and shall cause each other Asset Seller to, sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and accept from each such Asset Seller, as applicable, all right, title and interest in and to all of the assets and properties of the Asset Sellers of every kind and description, wherever located, whether real, personal, mixed, tangible or intangible, used at, or held for use at, any Acquired Real Property or otherwise primarily used in, held for use by or related to the Acquired Business (collectively, the “Acquired Assets”), including the following: (i) all assets shown on the Closing Date Balance Sheet as finally determined in accordance with this Agreement; (ii) all Contracts used in or related to the Acquired Business that are in effect as of the Closing (the “Acquired Contracts”); (iii) all raw materials, work-in-process, supplies, packaging materials, labels and finished goods owned by any Asset Seller on the Closing Date that are primarily used in or related to the operation or conduct of the Acquired Business, and all other tangible personal property and interests therein, including all machinery, equipment and molds owned, leased or used by any Asset Seller and used or held for use primarily in the operation or conduct of the Acquired Business; (iv) all furniture, vehicles, fixtures, equipment, machinery and other tangible personal property primarily used in or related to the Acquired Business; (v) the Acquired Asset IP; (vi) the Acquired Real Property; (vii) originals or copies of each Asset Seller’s records relating to the Asset Employees who accept an offer of employment pursuant to Section 5.2(a)(i) (the “Personnel Records”), subject to any applicable privacy laws or similar statutes, rules or regulations that may prevent the transfer of such Personnel Records; (viii) all books of account, general, financial, tax records, invoices, shipping records, correspondence and other documents, records, files or other embodiments of information (whether physical, electronic or otherwise) and any rights thereto owned, associated with or employed by Parent, any Asset Seller, the Equity Seller or any of their respective Affiliates in connection with the Acquired Business other than any such documents, records, files or other embodiments of information to the extent relating to the Excluded Assets or Excluded Liabilities or for which Parent and its Affiliates are prohibited from delivering to Buyer; (ix) any prepaid items, claims for contribution, indemnity rights, warranty claims, refund claims and similar claims and causes of action and other

3 OMM_US:75933001.11 intangible rights of Vectron or its Affiliates to the extent any of the foregoing primarily relate to the Acquired Business; (x) any Asset Seller’s or its Affiliate’s rights, claims or causes of action against third parties primarily relating to the Acquired Business; (xi) except with respect to the permit set forth on Schedule 3.1(k), all Acquired Permits; (xii) all intercompany receivables arising from the purchase or sale of products or services by an Asset Seller or the Acquired Company in the ordinary course of business in existence as of the Closing; and (xiii) all goodwill to the extent primarily related to the Acquired Business. Notwithstanding the foregoing, neither Parent nor Vectron shall cause any Asset Seller to sell or transfer to Buyer, and Buyer shall not purchase or accept from any Asset Seller, any of the Excluded Assets. (b) Liabilities. Upon the terms set forth in this Agreement and subject to the provisions of Section 1.2(c), at the Closing, Buyer shall assume and agree to pay, perform and discharge, as and when due, the Assumed Liabilities. Notwithstanding the foregoing, or anything in this Agreement to the contrary, and regardless of any disclosure to Buyer or its Affiliates, Buyer (including each of its Affiliates) shall not assume, nor be deemed to have assumed, and shall not in any way be liable or responsible for, any of the Excluded Liabilities, all of which shall be retained and paid, performed or discharged as and when due by the applicable Asset Seller or their respective Affiliates. (c) Nonassignable Assets. Notwithstanding anything to the contrary in this Agreement, to the extent that any Acquired Asset is not assignable to Buyer without the consent, approval, waiver, agreement or action of any other Person (other than Parent, Vectron or their respective Affiliates), pursuant to Contract or otherwise (each such asset, a “Nonassignable Asset”), there shall be no assignment or attempted assignment to Buyer of such Nonassignable Asset at the Closing under this Agreement in the absence of such Person’s consent, approval, waiver, agreement or action, unless otherwise agreed to in writing by the Parties, and this Agreement shall not be deemed to constitute an assignment or attempted assignment thereof. In the case of each Nonassignable Asset, for a period ending one hundred eighty (180) days following the Closing, the Parties shall, and shall cause their Affiliates to, use their respective reasonable best efforts to obtain the consent, approval, waiver, agreement or action of such Person to the assignment of such Nonassignable Asset to Buyer. If any such consent, approval, waiver, agreement or action is not obtained from such Person prior to the Closing, then the Parties shall, to the extent permitted by applicable Law, cooperate with each other to agree to a reasonable arrangement whereby, from and after the Closing, (i) Parent, Vectron or their respective Affiliates provide or cause to be provided without cost to Buyer the benefits intended to be assigned to Buyer arising from or relating to such

4 OMM_US:75933001.11 Nonassignable Asset, and each of Parent, Vectron and their respective Affiliates agrees to enforce, upon the written request of Buyer and for the benefit of Buyer, any rights of Parent, Vectron or their respective Affiliates in respect of such Nonassignable Asset and (ii) Buyer assumes, performs and discharges any Assumed Liabilities associated with such Non-assignable Asset; provided, however, that once such consent, approval, waiver, agreement or action is obtained (if ever), such Nonassignable Asset shall promptly be assigned by Vectron or its Affiliates to Buyer at no additional cost to Buyer. (d) Post-Closing Asset Transfers. At any time following the Closing, if the Parties determine that any assets, rights or properties that properly constitute assets of the Acquired Business were not transferred to Buyer or the applicable Designated Purchaser at Closing, subject to Section 1.2(c), Parent and Vectron shall use commercially reasonable efforts to transfer and deliver (or to cause to be transferred and delivered) such assets to Buyer or the applicable Designated Purchaser without the payment of any further consideration therefor. At any time following the Closing, if the Parties determine that assets, rights or properties that did not properly constitute assets of the Acquired Business as of the Closing Date were inadvertently transferred to Buyer or the applicable Designated Purchaser at Closing, then Buyer shall use commercially reasonable efforts to transfer and deliver, or cause to be transferred and delivered, any and all of such assets, to Vectron or, at Vectron’s request, an Affiliate of Vectron without the payment by Vectron or any such Affiliate of any consideration therefor. Section 1.3 Designated Purchasers. Buyer may, upon written notice delivered to Vectron not less than ten (10) Business Days prior to the Closing Date, assign its rights to receive Acquired Assets and the Acquired Shares at the Closing, in whole or in part, under this Agreement to one or more of its Affiliates (each such entity, a “Designated Purchaser”) for the purpose of carrying out the transactions contemplated by this Agreement; provided, however, that Buyer shall be and remain jointly and severally liable with each Designated Purchaser for all obligations of Buyer and any such Designated Purchaser under this Agreement and under all documents and instruments to be executed and delivered by Buyer or any such Designated Purchaser pursuant hereto. Section 1.4 Local Agreements. (a) Execution and Delivery. The Parties acknowledge and agree that the implementation of the transactions contemplated by Sections 1.1 and 1.2 will be effected at the Closing pursuant to certain short-form assignment and assumption, merger, sale or other similar short-form transfer agreements, including, as necessary, notices of transfer, certificates of merger, notarial deeds, powers of attorney and any other ancillary agreement or document as mutually agreed upon by the Parties, in all cases subject to, conforming with and to the extent reasonably required by, the requirements of applicable local Law (on a country-by-country basis, and including employment Laws) and, as applicable, the organizational documents of the Acquired Company (collectively, the “Local Agreements”). From the date hereof until the Closing (or earlier termination of this Agreement), the Parties shall negotiate in good faith the provisions of the Local Agreements, which shall be in a form mutually agreed upon by the Parties prior to the Closing, under the fundamental principle that the operative provisions governing the

5 OMM_US:75933001.11 transactions contemplated by Sections 1.1 and 1.2 shall be contained in this Agreement to the maximum extent practicable so as to avoid confusion or inconsistency regarding the terms of such transactions. Unless otherwise required by applicable local Law (on a country-by-country basis), the Local Agreements shall not contain any representations, warranties, covenants or conditions. Each Local Agreement with respect to each applicable jurisdiction shall be in substantively the same form except, as the Parties shall mutually agree, for (i) the deletion of provisions which are inapplicable to the Acquired Business (or portion thereof) in such jurisdiction, (ii) such changes as may be necessary to satisfy the requirements of applicable local Law or applicable organizational documents of any relevant Persons and (iii) such changes regarding employees and employee benefit matters in order to adapt such Local Agreement to the particular circumstances of the Acquired Business and jurisdiction. The Parties will cooperate to prepare the Local Agreements as soon as reasonably practicable following the date hereof and will execute and deliver or cause their respective Affiliates to execute and deliver such Local Agreements at the Closing, in each case, upon the terms and subject to the conditions of this Agreement. (b) Conflict with this Agreement. The Local Agreements are not intended to supersede or modify in any way the representations, warranties, covenants and conditions set forth in this Agreement. The applicable Local Agreement will be entered into solely for the purpose of implementing (in the relevant jurisdictions) the sale, purchase and delivery of the Acquired Shares and the Acquired Assets, and the assignment and assumption of the Assumed Liabilities, as provided under the provisions of this Agreement. To the extent the provisions of this Agreement are inconsistent with or additional to the provisions of a Local Agreement, the provisions of this Agreement shall prevail, unless mandated by local Law (on a county-by-country basis), and, upon recognition of such inconsistency the Parties shall promptly cause (i) the provisions of the applicable Local Agreement to be modified to the extent necessary to give effect to the provisions of this Agreement subject to being compliant with any applicable local Law in the applicable jurisdiction and (ii) the applicable Asset Seller or the Equity Seller, on the one hand, and Buyer or the applicable Designated Purchaser (if not Buyer directly), on the other hand, to (A) comply, to the extent lawful, with the provisions of this Agreement as though bound by such provisions in place of the provisions of the applicable Local Agreement and (B) waive or refrain from enforcing any provision in the applicable Local Agreement that is inconsistent with the provisions of this Agreement. (c) Claims under Local Agreements. Without limiting any rights hereunder, each Party agrees not to, and to cause its Affiliates not to, bring any claim in respect of or based upon the Local Agreements, except to the extent necessary to implement any purchase and assignment of the Acquired Shares and the Acquired Assets or any assignment of the Assumed Liabilities, in a manner consistent with the provisions of this Agreement or applicable Local Agreements.

6 OMM_US:75933001.11 Article II PURCHASE PRICE; PAYMENT Section 2.1 Purchase Price. (a) In consideration for the Acquired Shares and the Acquired Assets, Buyer or the Designated Purchasers shall (i) assume the Assumed Liabilities as provided in Section 1.2(b) and (ii) pay to Vectron or its designee(s) cash in an amount equal to: (i) $130,000,000 (which amount includes the Due Diligence Fee Amount previously paid to Buyer, the “Base Purchase Price”); (ii) plus the amount, if any, by which the Closing Date Working Capital exceeds the Working Capital Target; (iii) or minus the amount, if any, by which the Working Capital Target exceeds the Closing Date Working Capital; (iv) plus the amount, if any, by which the Closing Date Cash; exceeds the Cash Target; (v) or minus the amount, if any, by which the Cash Target exceeds the Closing Date Cash; (vi) minus the amount of Transaction Expenses that are unpaid as of immediately before the Closing; and (i) minus an amount equal to the Escrow Amount. (collectively, and as adjusted pursuant to Sections 2.3 and 2.5, the “Purchase Price”). (b) Not less than three (3) Business Days prior to the Closing Date, Parent shall deliver to Buyer an estimated consolidated balance sheet of the Acquired Business (excluding, for the avoidance of doubt, the Excluded Assets, Excluded Liabilities, the Due Diligence Fee Amount and any intercompany accounts involving Parent, Vectron, the Equity Seller or any Affiliate thereof (on the one hand) and the Acquired Company or any Asset Seller (on the other hand)) as of the close of business on the Business Day immediately preceding the Closing Date and a good faith estimate by Parent of (i) (A) Working Capital as of the close of business on the Business Day immediately preceding the Closing Date (the “Estimated Closing Date Working Capital”), (B) Cash and Cash Equivalents as of the close of business on the Business Day immediately preceding the Closing Date (the “Estimated Closing Date Cash”), and (C) Transaction Expenses (the “Estimated Closing Date Transaction Expenses”) and (ii) based on such estimates, the calculation of the Purchase Price pursuant to Section 2.1(a), all in reasonable detail prepared in accordance with the Accounting Principles and, with respect to the calculation of the Estimated Closing Date Working Capital, in a manner consistent

7 OMM_US:75933001.11 with the illustration set forth on Exhibit C. Exhibit C sets forth the Working Capital as if the Closing occurred on the Reference Date. Section 2.2 Payment at Closing. (a) Subject to fulfillment or waiver (in the event permissible) of the conditions set forth in Article VI and Article VII, at the Closing, Buyer shall pay (in the order of priority specified below): (i) first, to the account or accounts designated by the Escrow Agent in writing prior to the Closing Date, by wire transfer of immediately available funds for funding in the Escrow Account, an amount equal to the Escrow Amount, which shall be held and disbursed by the Escrow Agent in accordance with this Agreement and the Escrow Agreement; (ii) second, to the bank accounts specified by Vectron in writing at least three (3) Business Days prior to the Closing Date, an amount equal to the portion of the Estimated Closing Date Transaction Expenses owing to such Persons and that are unpaid as of immediately prior to the Closing; and (iii) third, to the Equity Seller and/or each Asset Seller, in accordance with Section 2.2(b), by wire transfer of immediately available funds to the bank account or accounts specified by Vectron in writing at least three (3) Business Days prior to the Closing Date, an aggregate amount equal to (the “Closing Payment”): (A) the Base Purchase Price; (B) either (I) plus the amount, if any, by which the Estimated Closing Date Working Capital exceeds the Working Capital Target or (I) minus the amount, if any, by which the Working Capital Target exceeds the Estimated Closing Date Working Capital; (C) either (I) plus the amount, if any, by which the Estimated Closing Date Cash exceeds the Cash Target or (II) minus the amount, if any, by which the Cash Target exceeds the Estimated Closing Date Cash; (D) minus an amount equal to the Escrow Amount; (E) minus the amount of Estimated Closing Date Transaction Expenses that are unpaid as of immediately before the Closing; and (F) minus the amount of the Due Diligence Fee Amount. (b) Buyer shall remit the Closing Payment to the Equity Seller and/or the Asset Sellers as directed by Parent in writing at least three (3) Business Days prior to Closing.

8 OMM_US:75933001.11 Section 2.3 Purchase Price Adjustment. (a) As promptly as practicable (but not later than sixty (60) days) following the Closing Date, Buyer shall (i) prepare, in accordance with the Accounting Principles and in a manner consistent with the illustration set forth on Exhibit C, and deliver to Parent and Vectron a consolidated balance sheet of the Acquired Business (excluding, for the avoidance of doubt, the Excluded Assets, Excluded Liabilities, the Due Diligence Fee Amount and any intercompany accounts involving Parent, Vectron, the Equity Seller or any Affiliate thereof (on the one hand) and the Acquired Company or any Asset Seller (on the other hand)) as of the close of business on the Business Day immediately preceding the Closing Date (the “Preliminary Closing Date Balance Sheet”) and (ii) prepare and deliver to Parent and Vectron a certificate setting forth in reasonable detail Buyer’s calculation of (A) Working Capital as of the close of business on the Business Day immediately preceding the Closing Date (the “Preliminary Working Capital Determination”), (B) Cash and Cash Equivalents as of the close of business on the Business Day immediately preceding the Closing Date (the “Preliminary Cash Determination”) and (C) Transaction Expenses (the “Preliminary Transaction Expenses Determination” and, together with the Preliminary Closing Date Balance Sheet, the Preliminary Working Capital Determination and the Preliminary Cash Determination, the “Preliminary Closing Statement”). (b) Parent and Vectron shall have an opportunity to review the Preliminary Closing Statement for a period of forty-five (45) days after receipt thereof. If Parent and Vectron disagree with any aspect of the Preliminary Closing Statement, such Parties shall together deliver one and only one written notice to Buyer prior to the expiration of such forty-five (45) day period indicating in reasonable detail the basis for such disagreement (a “Dispute Notice”). If Parent and Vectron do not deliver a Dispute Notice prior to or as of the expiration of such forty-five (45) day period, then the Preliminary Closing Date Balance Sheet and the Preliminary Working Capital Determination, Preliminary Cash Determination and Preliminary Transaction Expenses Determination set forth in the Preliminary Closing Statement shall be final and binding on the Parties, effective as of the expiration of such forty-five (45) day period, as the “Closing Date Balance Sheet,” the “Closing Date Working Capital,” the “Closing Date Cash” and the “Closing Date Transaction Expenses,” respectively. (c) If Vectron delivers a Dispute Notice to Buyer in a timely manner, the Parties shall attempt in good faith to resolve the disagreements set forth in such Dispute Notice for a period of forty-five (45) days (or such longer period as they may mutually agree in writing) after Buyer’s receipt of such Dispute Notice. During such period, each of Vectron and Buyer shall be permitted to discuss with the other Party the Preliminary Closing Statement and shall be provided copies of such work papers and supporting records related to the items set forth on the Preliminary Closing Statement as it may reasonably request from the other Party so as to allow it to become informed regarding the calculation of such items and the accounting procedures, methodologies, tests and approaches used in connection therewith; provided that neither Party’s accountants shall be obligated to make any work papers available except in accordance with such accountants’ normal disclosure procedures and then only after such firm has signed a

9 OMM_US:75933001.11 customary agreement relating to such access to work papers in form and substance reasonably acceptable to such accountants. If the Parties are able to resolve the disagreements set forth in the Dispute Notice prior to the expiration of such forty-five (45) day period (or such longer period as they may mutually agree in writing), then the determinations agreed to by the Parties shall be final and binding on the Parties as the “Closing Date Balance Sheet,” the “Closing Date Working Capital,” the “Closing Date Cash” and the “Closing Date Transaction Expenses”, respectively. (d) If the Parties are not able to resolve the disagreements set forth in the Dispute Notice within forty-five (45) days (or such longer period as they may mutually agree in writing) after Buyer’s receipt of such Dispute Notice, then such disagreements shall be promptly referred to Crowe Horwath LLP or, if Crowe Horwath LLP cannot or does not agree to serve, another independent accounting firm of national reputation mutually acceptable to the Parties (the “Independent Auditor”). The Parties shall enter into reasonable and customary arrangements for the services to be rendered by the Independent Auditor under this Section 2.3(d), such services to be provided in the Independent Auditor’s capacity as an arbitrator. The Independent Auditor shall have authority, and shall be instructed, to resolve only the specific disputes presented to it by the Parties based on the Preliminary Closing Statement and the Dispute Notice as promptly as reasonably practicable, shall base such resolution solely on written presentations of the Parties submitted to the Independent Auditor (and not by independent review), and shall endeavor to complete such process within a period of no more than thirty (30) days following the engagement thereof by the Parties. The Independent Auditor shall apply the provisions of this Agreement concerning the determination of the amounts set forth in the Preliminary Closing Statement, including, for the avoidance of doubt, the Accounting Principles and Exhibit C, and the Independent Auditor’s decision shall be solely based on (i) whether any item objected to was prepared in accordance with the guidelines set forth in this Agreement or (ii) whether such item objected to contains a mathematical or clerical error. The Independent Auditor shall be instructed that, in making such determination, it may not assign a value greater than the greatest value for such item claimed by any Party or smaller than the smallest value for such item claimed by any Party. The Independent Auditor shall deliver to the Parties concurrently a written statement setting forth its determination, which shall be final and binding on the Parties, effective as of the date the Independent Auditor’s written statement is received by the Parties, and the Preliminary Closing Date Balance Sheet, Preliminary Working Capital Determination, Preliminary Cash Determination and Preliminary Transaction Expenses Determination resulting from the Independent Auditor’s determination shall be final and binding on the Parties as the “Closing Date Balance Sheet,” the “Closing Date Working Capital,” the “Closing Date Cash” and the “Closing Date Transaction Expenses,” respectively. (e) The Parties shall make available to the Independent Auditor (if applicable) such books, records and other information (including work papers) as the Independent Auditor may reasonably request in order to review the Preliminary Closing Statement and Dispute Notice. The fees and disbursements of the Independent Auditor shall be borne by Buyer, on the one hand, and Parent and Vectron, on the other hand, in inverse relation to their success (based on the aggregate dollar amount awarded) with respect to any

10 OMM_US:75933001.11 disputes submitted to the Independent Auditor for resolution. Subject to the foregoing sentence, each Party shall be responsible for its own fees and expenses incurred in connection with this Section 2.3. For the avoidance of doubt, the dispute resolution process set forth in Section 2.3(d) shall be independent and exclusive of the dispute resolution procedures set forth in any other Section of this Agreement. Section 2.4 Escrow Funds. Notwithstanding the foregoing provisions of this Article II, on the Closing Date, $10,000,000 (the “Escrow Amount”) shall be paid by Buyer to the Escrow Agent to be held in an escrow account located outside of the United States (the “Escrow Account”) in accordance with the terms of the Escrow Agreement. The Escrow Amount shall be available to satisfy indemnification claims of any Buyer Indemnified Parties pursuant to Article IX and, subject to the terms and conditions set forth in this Agreement or the Escrow Agreement, the Escrow Amount shall be released from the Escrow Account to Parent and/or Vectron on the nine month anniversary of the Closing Date (the “Escrow Release Date”), Parent and Buyer shall provide joint written instructions with respect to such release as required by the Escrow Agreement. Section 2.5 Purchase Price Adjustment Payments. Promptly (but not later than two (2) Business Days) after the final determination of the Closing Date Working Capital and Closing Date Cash pursuant to Section 2.3, the Parties shall take the actions set forth in this Section 2.5, as applicable. (a) Working Capital Adjustment. Subject to Section 2.5(d): (i) if the Closing Date Working Capital (as finally determined pursuant to Section 2.3) exceeds the Estimated Closing Date Working Capital (such excess, the “Working Capital Surplus Amount”), then Buyer shall pay to Parent, Vectron or the Equity Seller or Asset Sellers (each, a “Designated Seller”) (as directed by Vectron), by wire transfer of immediately available funds to the bank account or accounts specified by Vectron, a dollar amount equal to the amount of the Working Capital Surplus Amount; (ii) if the Estimated Closing Date Working Capital exceeds the Closing Date Working Capital (as finally determined pursuant to Section 2.3) (such excess, the “Working Capital Shortfall Amount”), then Parent and Vectron shall pay or cause to be paid (by the Designated Seller or otherwise) to Buyer, by wire transfer of immediately available funds to the bank account or accounts specified by Buyer, a dollar amount equal to the amount of the Working Capital Shortfall Amount; and (iii) for the avoidance of doubt, if the Closing Date Working Capital (as finally determined pursuant to Section 2.3) is equal to the Estimated Closing Date Working Capital, no payments will be made by the Parties pursuant to this Section 2.5(a).

11 OMM_US:75933001.11 (b) Cash Adjustment. Subject to Section 2.5(d): (i) if the Closing Date Cash (as finally determined pursuant to Section 2.3) exceeds the Estimated Closing Date Cash (such excess, the “Cash Surplus Amount”), then Buyer shall pay to Parent, Vectron or the Designated Seller (as directed by Vectron), by wire transfer of immediately available funds to the bank account or accounts specified by Vectron, a dollar amount equal to the amount of the Cash Surplus Amount; (ii) if the Estimated Closing Date Cash exceeds the Closing Date Cash (as finally determined pursuant to Section 2.3) (such excess, the “Cash Shortfall Amount”), then Parent and Vectron shall pay or cause to be paid (by the Designated Seller or otherwise) to Buyer, by wire transfer of immediately available funds to the bank account or accounts specified by Buyer, a dollar amount equal to the amount of the Cash Shortfall Amount; and (iii) for the avoidance of doubt, if the Closing Date Cash (as finally determined pursuant to Section 2.3) is equal to the Estimated Closing Date Cash, no payments will be made by the Parties pursuant to this Section 2.5(b). (c) Transaction Expenses Adjustment. Subject to Section 2.5(d): (i) if the Closing Date Transaction Expenses (as finally determined pursuant to Section 2.3) exceeds the Estimated Closing Date Transaction Expenses (such excess, the “Transaction Expenses Surplus Amount”), then Parent and Vectron shall pay or cause to be paid (by the Designated Seller or otherwise) to Buyer, by wire transfer of immediately available funds to the bank account or accounts specified by Buyer, a dollar amount equal to the amount of the Transaction Expenses Surplus Amount; (ii) if the Estimated Closing Date Transaction Expenses exceeds the Closing Date Transaction Expenses (as finally determined pursuant to Section 2.3) (such excess, the “Transaction Expenses Shortfall Amount”), then Parent and Vectron shall pay or cause to be paid (by the Designated Seller or otherwise) to Buyer, by wire transfer of immediately available funds to the bank account or accounts specified by Buyer, a dollar amount equal to the amount of the Transaction Expenses Shortfall Amount; and (iii) for the avoidance of doubt, if the Closing Date Transaction Expenses (as finally determined pursuant to Section 2.3) is equal to the Estimated Closing Date Transaction Expenses, no payments will be made by the Parties pursuant to this Section 2.5(c). (d) Netting and Payment. The Parties shall aggregate and net any amounts required to be paid pursuant to Sections 2.5(a), 2.5(b) and 2.5(c); provided, however, that, for the avoidance of doubt, if (i) the aggregate amount that Buyer is required to pay to Vectron or the Designated Seller pursuant to Sections 2.5(a)(i), 2.5(b)(i) and 2.5(c)(i) is equal to (ii) the aggregate amount that Parent and Vectron are required to pay or cause to

12 OMM_US:75933001.11 be paid (by the Designated Seller or otherwise) to Buyer pursuant to Sections 2.5(a)(ii), 2.5(b)(ii) and 2.5(c)(ii), no payments will be made by the Parties pursuant to this Section 2.5. Section 2.6 Purchase Price Allocation. (a) Agreed Allocation. The Base Purchase Price shall be allocated among the Acquired Shares and the aggregate Acquired Assets sold by each Asset Seller in accordance with Schedule 2.6(a). (b) Post-Closing Allocation. (i) Within forty-five (45) days following the determination of the Closing Date Working Capital and Closing Date Cash pursuant to Section 2.3, Buyer shall deliver to Vectron (x) a schedule (the “Preliminary Allocation Schedule”) setting forth in reasonable detail an allocation of the Purchase Price (which for this purpose shall include any Assumed Liabilities properly taken into account for tax purposes) among the Acquired Shares and the aggregate Acquired Assets sold by each Asset Seller, such allocation to be based on the relative fair market values and (y) with respect to the Acquired Assets, with respect to the amount so allocated to the aggregate Acquired Assets sold by such Asset Seller, a schedule further allocating such amount among the Acquired Assets (the schedule for each such Asset Seller, a “Preliminary Asset Allocation Schedule”). The Preliminary Allocation Schedule shall be consistent with Schedule 2.6(a), in each case increased or decreased to reflect a reasonable allocation of the difference between the Purchase Price and the Base Purchase Price (it being understood that, to the extent reasonably necessary to reflect changes in Working Capital, Cash and Cash Equivalents and Transaction Expenses taken into account in determining the Purchase Price, certain allocated amounts may be more than as allocated on Schedule 2.6(a), while at the same time other allocated amounts may be less, provided the overall allocation equals the Purchase Price). Each Preliminary Asset Allocation Schedule shall be prepared in accordance with Section 1060 of the Code and applicable Treasury Regulations thereunder. (ii) Parent and Vectron shall have an opportunity to review the Preliminary Allocation Schedule and each Preliminary Asset Allocation Schedule for a period of forty-five (45) days. If Parent and Vectron concur with the Preliminary Allocation Schedule, Parent and Vectron shall together deliver a written statement to Buyer within such forty-five (45) day period accepting the Preliminary Allocation Schedule (an “Allocation Acceptance Notice”), in which case the Preliminary Allocation Schedule shall be final and binding on the Parties. If Parent and Vectron disagree with any aspect of the Preliminary Allocation Schedule, Parent and Vectron shall together deliver one and only one written notice thereof to Buyer prior to the expiration of such forty-five (45) day period indicating in reasonable detail the basis for such disagreement (an “Allocation Dispute Notice”). If Parent and Vectron deliver an Allocation Dispute Notice to Buyer, the Parties shall attempt in good faith to resolve the disagreements set

13 OMM_US:75933001.11 forth in such Allocation Dispute Notice for a period of at least thirty (30) days (or such longer period as they may mutually agree in writing) after Buyer’s receipt of such Allocation Dispute Notice. If the Parties are able to resolve the disagreements set forth in the Allocation Dispute Notice prior to the expiration of such thirty (30) day period (or such longer period as they may mutually agree in writing), then the Parties shall reduce such resolution to writing, which shall be final and binding on the Parties (the Preliminary Allocation Schedule, when final and binding pursuant to an Allocation Acceptance Notice or the resolution of an Allocation Dispute Notice, the “Final Allocation Schedule”). Each Party shall (and shall cause its respective Affiliates to) file all Tax Returns in a manner consistent with the Final Allocation Schedule, if any, and no Party shall (or permit its respective Affiliates to) take any position for Tax purposes inconsistent with the Final Allocation Schedule. (iii) If the Parties are not able to resolve the disagreements set forth in the Allocation Dispute Notice within thirty (30) days (or such longer period as they may mutually agree in writing) after Buyer’s receipt of such Allocation Dispute Notice, then each of the Parties shall be entitled to allocate the difference between the Purchase Price and the Base Purchase Price among the Acquired Shares and the aggregate Acquired Assets sold by each Asset Seller in any manner it so determines in its sole discretion and none shall have any obligation to any other with respect to any such allocation. (iv) If Parent and Vectron delivers an Allocation Acceptance Notice pursuant to Section 2.6(b)(ii) and also concurs with one or more Preliminary Asset Allocation Schedules, Parent and Vectron shall, concurrent with delivery of the Allocation Acceptance Notice, deliver with respect to each such Preliminary Asset Allocation Schedule a written statement to Buyer accepting the Preliminary Asset Allocation Schedule (each, an “Asset Allocation Acceptance Notice”), in which case such Preliminary Asset Allocation Schedule shall, with respect to the Acquired Assets sold by the relevant Asset Seller, be final and binding on the Parties. If Parent and Vectron disagree with any aspect of one or more Preliminary Asset Allocation Schedules, then within thirty (30) days of (A) the Parties’ agreement on a Final Allocation Schedule pursuant to Section 2.6(b)(ii) or (B) in the absence of such agreement, the passing of the time period specified in Section 2.6(b)(iii), Parent and Vectron shall together deliver with respect to each such Preliminary Asset Allocation Schedule written notice thereof to Buyer indicating in reasonable detail the basis for such disagreement (each, an “Asset Allocation Dispute Notice”). The Parties shall attempt in good faith to resolve the disagreements set forth in any Asset Allocation Dispute Notice for a period of at least thirty (30) days (or such longer period as they may mutually agree in writing) after Buyer’s receipt of such Asset Allocation Dispute Notice. If the Parties are able to resolve the disagreements set forth in the Asset Allocation Dispute Notice prior to the expiration of such thirty (30) day period (or such longer period as they may mutually agree in writing), then the Parties shall reduce such resolution to writing, which shall be final and binding on the Parties (each Preliminary Asset Allocation Schedule, when final and binding pursuant to an

14 OMM_US:75933001.11 Asset Allocation Acceptance Notice or the resolution of an Asset Allocation Dispute Notice, a “Final Asset Allocation Schedule”). Each of the Parties shall (and shall cause its respective Affiliates to) file all Tax Returns in a manner consistent with each Final Asset Allocation Schedule, if any, and none of the Parties shall (or shall permit their respective Affiliates to) take any position for Tax purposes inconsistent with any Final Asset Allocation Schedule. If, at the conclusion of the foregoing procedures, the Parties are not able to resolve the disagreements set forth in any Asset Allocation Dispute Notice, then each of the Parties shall be entitled to allocate, with respect to the Acquired Assets to which such Asset Allocation Dispute Notice relates, the portion of the Purchase Price allocated to such assets pursuant to Section 2.6(a) and Section 2.6(b) in any manner it so determines in its sole discretion and neither shall have any obligation to the other with respect to any such allocation. (c) Deemed Allocation. The amount received or paid by Parent, Vectron, the Designated Seller or any other designee of Vectron pursuant to Section 2.5, net of the amount allocated pursuant to Section 2.2(b), shall be deemed to have been received or paid, as the case may be, by such Person on behalf of the Equity Seller and the applicable Asset Sellers in accordance with the allocation of the Purchase Price (whether reflected in the Final Allocation Schedule or in the allocation by Vectron in its discretion). Article III REPRESENTATIONS AND WARRANTIES Section 3.1 Representations and Warranties of Parent and Vectron. The following representations and warranties by Parent and Vectron are qualified in their entirety by reference to the disclosures set forth in the Schedules. Each disclosure set forth in the Schedules shall qualify the Section or subsection to which it corresponds and any other Section or subsection to the extent the applicability of the disclosure to each other Section is reasonably apparent on its face from the text of the disclosure made. Subject to the foregoing, each of Parent and Vectron jointly and severally makes the following representations and warranties to Buyer as of the date of this Agreement and as of the Closing Date: (a) Due Organization and Power. (i) Parent, Vectron, Equity Seller and Asset Sellers. Each of Parent, Vectron, the Equity Seller and the Asset Sellers is a company duly organized, validly existing and, to the extent applicable in such jurisdiction, in good standing under the laws of its jurisdiction of organization, which jurisdictions are listed in Schedule 3.1(a)(i). Each of Parent, Vectron, the Equity Seller and the Asset Sellers is duly qualified or licensed to do business as a foreign entity in, and, to the extent applicable, is in good standing under the laws of, each jurisdiction wherein the character of the respective properties and assets owned by it, or the nature of its respective business, makes such licensing or qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, be expected to be adverse to the Acquired Business. Each of Parent

15 OMM_US:75933001.11 and Vectron has all requisite corporate power to enter into this Agreement and the other documents and instruments to be executed and delivered by Vectron or Parent, as applicable, pursuant hereto and to carry out the transactions contemplated hereby and thereby. The Equity Seller has all requisite power and authority to own, operate and lease its assets and properties, each Asset Seller has all requisite power and authority to own and operate its respective Acquired Assets, and the Equity Seller and each Asset Seller has all requisite power and authority (x) to carry on its respective business as and where such business is presently conducted, (y) to enter into the documents and instruments to be executed and delivered by the Equity Seller and such Asset Seller pursuant hereto and (z) to carry out the transactions contemplated hereby and thereby. (ii) Acquired Company. The Acquired Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Acquired Company has all requisite power and authority to own, operate and lease its properties and to carry on its business as and where such business is presently conducted. The Acquired Company is duly qualified or licensed to do business as a foreign entity in, and, to the extent applicable, is in good standing under the laws of, each jurisdiction wherein the character of the properties owned by it, or the nature of its business, makes such licensing or qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, be expected to be adverse to the Acquired Business. (iii) Governing Documents. Vectron has provided to Buyer prior to the date hereof an accurate and complete copy of each Governing Document of the Acquired Company, as in effect as of the date of this Agreement. (b) Authority. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Vectron and Parent pursuant hereto and the consummation by Vectron and Parent of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors and sole stockholder of Vectron and the Board of Directors of Parent, as applicable. No vote of the stockholders of Parent is required to consummate the transactions contemplated by this Agreement. No other corporate act or proceeding on the part of Parent, Vectron or their respective stockholders is necessary to authorize this Agreement or the other documents and instruments to be executed and delivered by Parent or Vectron pursuant hereto or the consummation of the transactions contemplated hereby and thereby. Assuming the due execution and delivery by the other Party, this Agreement constitutes a legal, valid and binding agreement of Parent and Vectron, enforceable against Parent and Vectron in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws relating to or affecting creditors’ rights generally, and by general equitable principles. The other documents and instruments to be executed and delivered by Parent, Vectron, the Equity Seller, any Asset Seller or the Acquired Company pursuant hereto on or before the Closing Date will have been duly authorized by the Board of Directors (or similar governing body) of such parties and duly executed and delivered by such parties on or as of the Closing Date and, when executed

16 OMM_US:75933001.11 and delivered by each other party thereto, will constitute legal, valid and binding agreements of such parties, as the case may be, enforceable against such parties in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws relating to or affecting creditors’ rights generally, and by general equitable principles. (c) Ownership. (i) Schedule 3.1(c)(i) sets forth the name, jurisdiction of organization and ownership of the Acquired Company and any other Person in which the Acquired Company has any direct or indirect interest. As of the date hereof (and as of immediately prior to the Closing), all of the Acquired Shares are held beneficially and of record by the Equity Seller. The Acquired Shares constitute all of the issued and outstanding shares of the Acquired Company and other than the Acquired Shares, there are no outstanding equity or securities of any kind or nature of the Acquired Company. All of the Acquired Shares have been duly authorized and validly issued and are fully paid and non-assessable. There are no (i) securities convertible into or exchangeable for any capital stock or other securities of the Acquired Company, (ii) options, warrants, subscriptions, preemptive rights, calls or other rights to purchase or subscribe to capital stock or other securities of the Acquired Company or securities or other interests that are convertible into or exchangeable for capital stock or other securities or interests of the Acquired Company, (iii) contracts, commitments, agreements, understandings or arrangements of any kind (other than this Agreement), including proxies, voting trusts and voting agreements, relating to the issuance, sale or transfer of any capital stock or other securities or interests of the Acquired Company, any such convertible or exchangeable securities or other interests or any such options, warrants, subscriptions, preemptive rights, calls or other rights, (iv) bonds, debentures, notes or other indebtedness of the Acquired Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which the shareholders or other equity holders of the Acquired Company may vote, (v) obligations to redeem, repurchase or otherwise acquire the Acquired Shares, or (vi) outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to capital stock of, or other equity or voting interests in, the Acquired Company. The Acquired Company has issued and sold the Acquired Shares in compliance with, and not in violation of any preemptive, subscription or similar rights under, all applicable Laws in the jurisdiction in which the Acquired Company is organized, the Governing Documents of the Acquired Company or any Contract to which the Acquired Company is subject, bound or a party or otherwise. The Acquired Shares are not liable for additional contributions (keine Nachschusspflicht) and no repayments or refunds in whole or in part, neither openly nor concealed, have been made, nor have the Acquired Shares been reduced or impaired by losses or drawings (Entnahmen). (ii) Schedule 3.1(c)(ii) sets forth the name, jurisdiction of organization and ownership of any other Person in which the Acquired Company has any

17 OMM_US:75933001.11 direct or indirect interest. All equity interests of the Acquired Company in each such Person are owned, directly or indirectly, free and clear of all Liens. (d) Title to Acquired Shares. The Equity Seller is the sole record and beneficial owner of all of the Acquired Shares, free and clear of all Liens (other than Liens arising under U.S. federal or blue sky securities laws). The Equity Seller has the power and authority to sell, transfer, assign and deliver the Acquired Shares to Buyer as provided in this Agreement, and at the Closing will convey to Buyer good and marketable title to such Acquired Shares, free and clear of any and all Liens (other than Liens arising under U.S. federal or blue sky securities laws). (e) No Violation. Neither the execution and delivery by Parent, Vectron, the Equity Seller, the Acquired Company or any Asset Seller, as the case may be, of this Agreement or the other documents and instruments to be executed and delivered by Parent, Vectron, the Equity Seller, the Acquired Company or any of the Asset Sellers pursuant hereto, nor the consummation by Parent, Vectron, the Equity Seller, the Acquired Company or any Asset Seller of the transactions contemplated hereby and thereby (i) will violate, conflict with or result in any violation of (with or without notice or lapse of time or both) any term or provision of the Governing Documents of the Acquired Company, Parent, Vectron, the Equity Seller or any Asset Seller (as applicable), (ii) will violate or result in any violation of (with or without notice or lapse of time or both) any Law or Order applicable to Parent, Vectron, the Equity Seller, any Asset Seller (with respect to the Acquired Assets) or the Acquired Company, except for such violations, the occurrence of which would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Acquired Business, (iii) will require any authorization, consent or approval by, filing with or notice to any Governmental Entity (including any authorization, consent or approval required by any Competition Law applicable to the transactions contemplated hereby and any authorizations, consents, approvals, filings or notice requirements applicable with respect to the transfer of the Acquired Shares) except for those identified on Schedule 3.1(e)(iii), (iv) subject to obtaining the consents referred to in Schedule 3.1(e)(iii) or listed on Schedule 3.1(e)(iv), will require any consent of or notice to any Person, or violate or conflict with, or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or will result in the termination of, or give a right to terminate or cancel under, or accelerate the performance required by, or result in the creation of any Lien upon any of the Acquired Shares or any Lien (other than Permitted Liens) upon any of the Acquired Assets, or assets of the Acquired Company, in each case under the express terms of any Material Contract to which any Asset Seller (with respect to the Acquired Assets), the Equity Seller or the Acquired Company is a party or by which any Asset Seller (with respect to the Acquired Assets) the Equity Seller, the Acquired Company or any of their respective assets or properties are bound or affected, except, in each case, for such violations, conflicts, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Acquired Business, or (v) will cause a loss or adverse modification of any license, permit, approval, authorization or consent of any Governmental Entity used or held with respect to the Acquired Business except, in each case, for such violations, conflicts, defaults, terminations, accelerations or Liens that

18 OMM_US:75933001.11 would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Acquired Business. (f) Financial Statements; Books and Records. (i) Schedule 3.1(f)(i) contains copies of (i) the unaudited consolidated balance sheets of the Acquired Business as of December 31, 2015 and December 31, 2016 (the “Balance Sheet Date”) and the related unaudited consolidated statements of profit and loss of the Acquired Business for years then- ended, (ii) the unaudited balance sheet of the Acquired Company as of December 31, 2015 and the Balance Sheet Date, and the related unaudited statements of profit and loss of the Acquired Company for the years then-ended, (iii) the unaudited consolidated balance sheet of the Acquired Business as of September 30, 2017 and the related unaudited consolidated statement of profit and loss for the nine (9) month period then-ended (September 30, 2017 being the “Reference Date”), and (iv) the unaudited balance sheet of the Acquired Company as of the Reference Date and the related unaudited statement of profit and loss for the nine (9) month period then-ended (such financial statements in the foregoing clauses (i) through (iv), the “Financial Statements”). (ii) Except expressly as set forth in Schedule 3.1(f)(ii), the Financial Statements have been prepared from the books and records of the Acquired Business and the Acquired Company, as applicable, and in conformity with GAAP (as modified by the Accounting Principles) applied on a consistent basis throughout the periods indicated therein. The Financial Statements fairly and accurately present in all material respects the financial condition and results of operations of the Acquired Business and the Acquired Company on a consolidated basis as of their respective dates and for the respective periods covered thereby. Parent, Vectron, the Equity Seller, the Acquired Company and the Asset Sellers have in place systems and processes that are designed and adequate to (x) provide reasonable assurances regarding the reliability of the Financial Statements and (y) in a timely manner, accumulate and communicate to the Acquired Business’s and the Acquired Company’s principal executive officers and principal financial officers the type of information that is required to be disclosed in the Financial Statements. None of Parent, Vectron, the Equity Seller, any other Asset Seller or the Acquired Company nor, to Vectron’s knowledge, any employee, auditor, accountant or representative of any of the foregoing, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the inadequacy of such systems and processes or the accuracy or integrity of the Financial Statements. (iii) Except (A) as expressly set forth in Schedule 3.1(f)(iii), (B) to the extent expressly set forth in the Financial Statements, (C) for Liabilities incurred in the ordinary course of business since the Reference Date and (D) for performance obligations under Contracts entered into in the ordinary course of business, the Acquired Business (excluding, for the avoidance of doubt, the Excluded Liabilities) does not have, and the Assumed Liabilities do not include,

19 OMM_US:75933001.11 any Liabilities of a type that would be required to be set forth in a balance sheet completed in accordance with GAAP. The Acquired Business does not have any “off-balance sheet arrangements” (as such term is defined in Item 303(a)(4) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. (iv) The books and records of the Acquired Business and the Acquired Company are correct and complete in all material respects. (g) Tax Matters. Except as set forth in Schedule 3.1(g): (i) Tax Returns. All material Tax Returns required to have been filed by or with respect to the Acquired Business, the Acquired Company or the Acquired Assets have been timely filed (taking into account extensions properly obtained). All Taxes due with respect to such Tax Returns have been timely paid. No extension of time within which to file any such Tax Return is in effect. No claim has ever been made by a Governmental Entity in a jurisdiction where the Acquired Company does not file Tax Returns or Vectron or its Affiliates do not file Tax Returns with respect to the Acquired Assets that it is or may be required to file any such Tax Returns in that jurisdiction. (ii) Audits. No written waiver of any statute of limitations relating to Taxes for which the Acquired Company is liable has been granted. There is no material Proceeding pending with respect to Taxes payable by the Acquired Company. All material deficiencies asserted in writing or assessments made in writing as a result of any examination of the Tax Returns referred to in Section 3.1(g)(i) have been paid in full or otherwise resolved. There are no Liens for Taxes upon the assets of the Acquired Company or the Acquired Assets except for Permitted Liens. (iii) Withholding Taxes. All material Taxes which the Acquired Company is required by Law to withhold or to collect for payment or Vectron or its Affiliates is required by Law to withhold with respect to the Acquired Assets have been duly withheld and collected and have been paid to the appropriate Governmental Entity or set aside or reserved on the books of the Acquired Company. (iv) The Acquired Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of: (A) the application of Section 481 of the Code (or any corresponding or similar provisions of state, local or foreign Tax Laws) to accounting methods employed prior to the Closing, (B) any “closing agreement,” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) executed on or prior to the Closing Date, (C) any installment sale or open transaction made on or prior to the Closing Date or (D) any prepaid amount received on or prior to the Closing Date.

20 OMM_US:75933001.11 (v) The Acquired Company is not, and at no time since December 31, 2013, has been, a member of a consolidated, combined, unitary or aggregate group. The Acquired Company does not have any liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any corresponding or similar provision of state, local or foreign Tax Law) or as a transferee or successor or by contract (including any Tax sharing agreement, but other than a contract entered into in the ordinary course of business, the primary subject matter of which is not Taxes). (vi) The Acquired Company is not and has never been a party to a transaction or contract that is in conflict with the Tax rules on transfer pricing in any relevant jurisdiction. All applicable transfer pricing rules have been complied with by the Acquired Company, and all documentation required by all relevant transfer pricing Laws has been timely prepared by the Acquired Company. Notwithstanding anything to the contrary in this Agreement, except as expressly provided otherwise in this Agreement, this Section 3.1(g) contains the sole representations and warranties of Vectron with respect to Tax matters and nothing in this Section 3.1(g) (other than with respect to clause (iv) above) shall cause Vectron to be liable for any Taxes for which Vectron is not expressly liable pursuant to Section 5.1 (relating to Tax matters). (h) Absence of Certain Changes. (i) Since the Balance Sheet Date, there have been no changes in the results of operations or financial condition of the Acquired Business which have had or would reasonably be expected to have a Material Adverse Effect. (ii) Except as set forth in Schedule 3.1(h), since the Balance Sheet Date through the date hereof, the Acquired Business has been conducted in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, since the Balance Sheet Date through the date hereof, except as set forth in Schedule 3.1(h), none of the Acquired Company, the Equity Seller or any of the Asset Sellers (with respect to the Acquired Assets) has taken any action which, if taken after the date hereof and prior to the Closing, would require the consent of Buyer pursuant to Section 4.2 (other than (e), (g), (h), (i), (j), (o), (r), (s) or, with respect to the foregoing clauses, (u)). (i) No Proceedings. Except as set forth in Schedule 3.1(i), as of the date hereof, there are no outstanding Orders involving the Acquired Business and there are no Proceedings pending or, to Vectron’s Knowledge, threatened in any local, state, federal or foreign jurisdiction involving the Acquired Business, except as would not, individually or in the aggregate, reasonably be expected to be material and adverse to the Acquired Business. (j) Compliance With Laws and Orders. Except as set forth in Schedule 3.1(j)(i), (i) none of Parent, Vectron, the Equity Seller, the Acquired Company or any Asset Seller is conducting, or has conducted since January 1, 2014, the Acquired

21 OMM_US:75933001.11 Business in material violation of any applicable Laws or Orders, and (ii) since January 1, 2014, none of Parent, Vectron or any of their respective Affiliates has received written notice from any Governmental Entity indicating that the Acquired Business is not being conducted in all material respects in accordance with applicable Law or Orders. Except as set forth in Schedule 3.1(j)(ii), since January 1, 2014 the Acquired Company has not received or been granted any governmental subsidies or grants (state aids as well as EU subsidies or benefits from public/private partnerships) (“Public Grants”). Any Public Grants applied for, received and used by the Acquired Company has been so applied for, received and used in accordance in all material respects with the applicable regulations. No such Public Grant’s validity depends on the employment by the Acquired Company of a certain number of employees in specific business operations or regions or the business operations being continued or at a certain location or at all. None of the Public Grants will become repayable as a consequence of the Transaction. (k) Licenses and Permits. Except as set forth on Schedule 3.1(k) the Acquired Company and each Asset Seller (with respect to the Acquired Assets), owns, holds or possesses all licenses, permits, approvals, authorizations and consents of all Governmental Entities (the “Acquired Permits”) required for the conduct of the Acquired Business substantially as it is conducted (the “Acquired Permits”), except for failures to have such licenses, permits, approvals, authorizations or consents that (i) would be readily obtainable by any qualified applicant without undue burden in the event of any lapse, termination, cancellation or forfeiture thereof and (ii) would not, individually or in the aggregate, reasonably be material and adverse to the Acquired Business. The Acquired Business is in material compliance with all Acquired Permits. (l) Environmental Matters. Except as set forth in Schedule 3.1(l): (i) the operations of the Acquired Business in, on or at the Acquired Real Property are, and since January 1, 2014 have been, in material compliance with all applicable Environmental Laws and all permits, licenses, registrations and other authorizations required to be obtained with respect to the operations of the Acquired Business under applicable Environmental Laws (“Environmental Permits”), and there are no failures to comply with such Environmental Laws or with such Environmental Permits that would, individually or in the aggregate, reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering in any material respect with the transactions contemplated hereby; (ii) since January 1, 2014, no Hazardous Substances have been produced, sold, used, stored, transported, handled, Released, discharged or disposed of at or from the Acquired Real Property, or any real property previously owned, leased or operated by the Acquired Company or any predecessor entity for which the Acquired Company would have Liability under Environmental Laws, in a manner that materially violated or would give rise to material Liability under, any applicable Environmental Law, and there are no such violations that would, individually or in the aggregate, reasonably be expected to have the effect

22 OMM_US:75933001.11 of preventing, delaying, making illegal or otherwise interfering in any material respect with the transactions contemplated hereby; (iii) to Vectron’s Knowledge, no facts, events or conditions relating to any Acquired Real Property or any property previously owned, leased or operated by the Acquired Company will prevent, hinder or limit continued compliance with any Environmental Laws by the Acquired Company or in connection with the Acquired Business, or would reasonably be expected to give rise to any material Liability under Environmental Laws on the part of the Acquired Company or in connection with the Acquired Business, including any investigatory, remedial or corrective obligations, or would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering in any material respect with the transactions contemplated hereby; (iv) there are no Proceedings instituted or pending or, to Vectron’s Knowledge, threatened against the Acquired Company or against Vectron or its Affiliates in respect of the Acquired Business that arise out of any alleged violation of or Liability under Environmental Laws that relate to either (A) the operation of the Acquired Business, or (B) any Release of Hazardous Substances at, from, in, to, on or under any Acquired Real Property or any off-site locations to which Hazardous Substances were transported from any property currently or previously owned, leased or operated in connection with the Acquired Business for treatment, storage, handling, reuse, recycling, or disposal; (v) all Environmental Permits required to operate the Acquired Business have been obtained, all renewals of such Environmental Permits have been timely applied for, and none of Vectron, its Affiliates or the Acquired Company has received notice from a Governmental Entity of any proposed termination or adverse modification of any such Environmental Permit; and (vi) Neither the Acquired Company nor any Asset Seller has agreed to indemnify any other Person for any violation of, or Liability arising under, any Environmental Law with respect to the Acquired Company and any Acquired Real Property or any real property previously owned, leased or operated by the Acquired Company. Parent and Vectron have provided to Buyer all environmental assessments, studies, audits, or other material environmental analyses in their reasonable possession or control relating to the Acquired Business or to the Acquired Real Property. Notwithstanding anything to the contrary contained herein, none of the representations and warranties contained elsewhere in this Section 3.1 shall relate to environmental matters, which are exclusively the subject of this Section 3.1(l). (m) Title to the Acquired Assets; Sufficiency of Assets. (i) Except as expressly set forth on Schedule 3.1(m)(i), each Asset Seller has good and valid title in or valid leasehold interests with respect to (or, in

23 OMM_US:75933001.11 the case of occupancy agreements, valid right to use) all of the Acquired Assets owned by such Asset Seller and the Acquired Company has good and valid title in or valid leasehold interests with respect to (or, in the case of occupancy agreements, valid right to use) all of its assets, as applicable, and the Acquired Assets owned by each Asset Seller and the assets owned by the Acquired Company are held free and clear of all Liens other than Permitted Liens and Permitted Real Property Exceptions. The delivery by the Asset Sellers of the instruments of transfer of ownership contemplated by this Agreement will vest in Buyer good, valid and exclusive title to the Acquired Assets, free and clear of all Liens (other than Permitted Liens and Permitted Real Property Exceptions). Except as expressly set forth on Schedule 3.1(m)(i), none of the Excluded Assets is necessary to operate the Acquired Business in the manner in which it is currently conducted or has been conducted by Vectron prior to the date hereof. None of Parent, Vectron or any other Person (other than the Asset Seller (solely with respect to the Acquired Assets) and the Acquired Company) owns or licenses, or has any interest in, any asset, property, real or personal, tangible or intangible (including any domain names, websites or other Intellectual Property) that is used, held for use or intended for use in connection with or relating to the Acquired Business. (ii) Except as expressly set forth on Schedule 3.1(m)(ii), the Acquired Assets, the assets of the Acquired Company and the services to be provided to Buyer under any Transition Services Agreement constitute all services, rights, title, interests and other assets, tangible and intangible, that are used in connection with or related to the Acquired Business. The Acquired Assets, the assets of the Acquired Company and the services to be provided to Buyer under any Transition Services Agreement are together sufficient to conduct of the Acquired Business immediately following the Closing in substantially the same manner as conducted as of the date of this Agreement and the Closing Date. The Acquired Assets and the assets of the Acquired Company are in good working condition and repair (subject to normal wear and tear). (n) Real Property. (i) Schedule 3.1(n)(i) sets forth a true and complete list of (A) all real property leasehold and subleasehold interests or rights to use or occupy in or to the Acquired Company and Asset Sellers (the “Acquired Leased Real Property”), such list specifying the Acquired Company or Asset Seller which holds such interest or right to use or occupy and the related address of the Acquired Leased Real Property, (B) all leases, subleases, licenses and other agreements for the use and occupancy of real property where the Acquired Company and Asset Sellers are the tenant or the landlord (the “Leases”), such list specifying the Acquired Company or Asset Seller and other party thereto, as well as the address, and for the Leases, in each case specifying the Acquired Leased Real Property related thereto and (C) all real property owned, or hereditary building rights held by, the Acquired Company and Asset Sellers (to the extent related to the Acquired Business) (the “Acquired Owned Real Property” and, together with the Acquired

24 OMM_US:75933001.11 Leased Real Property, the “Acquired Real Property”), any Liens (other than Permitted Real Property Exceptions) relating thereto, and the Asset Seller or Acquired Company which owns such Acquired Owned Real Property, as well as the address of such Acquired Owned Real Property. The Acquired Real Property constitutes all of the real property used, held for use or intended for use in the Acquired Business; and none of the Asset Sellers or the Acquired Company is a party to any agreement or option to purchase or lease any real property or interest therein, except as set forth on Schedule 3.1(n)(i) with respect to property under which such Asset Seller or the Acquired Company is the landlord or tenant. (ii) The Acquired Company and each Asset Seller identified in Schedule 3.1(n)(i) has valid leasehold or subleasehold interests or rights to use or occupy in or to the Acquired Leased Real Property, subject only to Permitted Real Property Exceptions. Each Lease is in full force and effect and to the Knowledge of Vectron, there exists no fact or circumstance based on which any Lease could be prematurely terminated. None of the Acquired Company or any of the Asset Sellers, as applicable, is in or, to the Knowledge of Vectron, is alleged to be in, material breach or default under any Lease, and to the Knowledge of Vectron, no other party to any Lease is in material breach or default under any Lease. (iii) Either the Acquired Company or an Asset Seller identified in Schedule 3.1(n)(i) owns good and marketable, fee simple title to the Acquired Owned Real Property, subject only to Permitted Real Property Exceptions. Other than the Acquired Company or any Asset Seller, no Person will be leasing, using or occupying any portion of the Acquired Owned Real Property as of the Closing Date. (iv) With respect to the Acquired Owned Real Property: (A) it is not subject to any pending or, to Vectron’s Knowledge, threatened fire, health, safety, building, zoning or other land use regulatory proceedings or proceeding by any Governmental Entity or any quasi-public authority; (B) there are no parties in possession of the Acquired Owned Real Property except the Acquired Company or the applicable Asset Seller; (C) none of the Acquired Company or any of the Asset Sellers has received any written notice of a violation or claimed violation of any Law affecting the Acquired Owned Real Property; and (D) it is not subject to any Order to be sold or condemned, expropriated or otherwise taken by any Governmental Entity with or without payment of compensation therefor and, to the Knowledge of Vectron, no such condemnation, expropriation or taking has been proposed which would materially detract from the value of the Acquired Owned Real Property or materially impair the existing use thereof. (v) All buildings, structures, fixtures, building systems and all components thereof (collectively, the “Improvements”) located on the Acquired Owned Real Property are in good condition and structurally sound (subject to normal wear) and are sufficient for the operation of the Acquired Business as currently conducted. All mechanical and other systems located in such Improvements, taken as a whole with respect to each such Improvement, are in

25 OMM_US:75933001.11 good operating condition, subject to normal wear, and are sufficient for the operation of the Acquired Business as presently conducted. None of the Acquired Owned Real Properties is subject to any encumbrance which reduces the value or usability of such Acquired Owned Real Property. (o) Material Contracts. Schedule 3.1(o) sets forth a list, as of the date of this Agreement, of each of the following types of Contracts to which the Acquired Company or any Asset Seller (with respect to the Acquired Assets) is a party, to which the Acquired Business is subject to or that is used in the Acquired Business (each, a “Material Contract”): (i) any Contract for the purchase (by the Acquired Company or any Asset Seller (with respect to the Acquired Assets)) of services, supplies, raw materials, components or equipment (other than an employment contract) which involved the payment of more than $200,000 in the aggregate in the fiscal year ended December 31, 2016, or that obligates the Acquired Company to pay an amount in excess of $200,000 during any twelve (12) month period after the date hereof; (ii) any Contract for the sale (by the Acquired Company or any Asset Seller (with respect to the Acquired Assets)) of any services or products which involved the receipt of more than or $200,000 in the aggregate in the fiscal year ended December 31, 2016, or pursuant to which the Acquired Business expects to accrue revenue in excess of $200,000 during the fiscal year ending December 31, 2017 or any twelve (12) month period after the date hereof; (iii) any Contract for capital expenditures involving payments of more than (A)$200,000 in the aggregate during the fiscal year ended December 31, 2016, the fiscal year ending December 31, 2017 or any twelve (12) month period after the date hereof; (iv) any employment Contract with a Current Employee involving Liability for payment of annual base wages or salaries in excess of $150,000 after the date hereof; (v) any partnership, joint venture, strategic alliance or other similar Contract involving a sharing of profits, losses, costs or Liabilities with any other Person or involving sharing of equity; (vi) any personal property lease or other Contract under which (A) any tangible personal property used or operated in the Acquired Business is owned by another Person or (B) the Acquired Company permits any third party to hold or operate any tangible personal property owned or controlled by the Acquired Company, in each case involving future Liability for annual rental payments in excess of $100,000 for each such Contract; (vii) any commission and/or sales Contract with (A) any partner of the Acquired Business or distributor of any products providing for the payment of any

26 OMM_US:75933001.11 commissions or other sales compensation to any employees or agents of such partner or distributor and pursuant to which payments were made by or on behalf of the Acquired Business in excess of $100,000 during the fiscal year ending December 31, 2016, or (B) under which a firm or other organization provides commission or sales-based services to or for the Acquired Business pursuant to which payments were made by or on behalf of the Acquired Business in excess of $100,000 during the fiscal year ending December 31, 2016; (viii) any Contract pursuant to which (i) the Acquired Company has guaranteed or otherwise agreed to cause or insure or (ii) any Asset Seller or the Acquired Company has pledged any of the Acquired Assets or any assets of the Acquired Company to secure, the performance or payment of, any obligation or other liability of any Person, in each case that is material to the Acquired Business; (ix) any Contract prohibiting the Acquired Company from freely engaging in any line of business, or containing covenants that limit or purport to limit the ability of the Acquired Company or the use of the Acquired Assets to (A) compete in any business or with any Person or in any geographic area, (B) sell, supply, provide or distribute any service or product, (C) hire or solicit Persons for employment, (D) incur or guarantee any Indebtedness or grant a Lien on the assets of the Acquired Company or the Acquired Assets, or (E) use or enforce any Acquired IP, including, in each case, any nondisclosure, non- competition, settlement, coexistence, standstill or confidentiality agreements, in each case that is material to the Acquired Business; (x) any collective bargaining agreement or other Contract with any collective bargaining representative or other Contracts with a labor union, labor organization or similar body; (xi) any settlement or similar Contract pursuant to which the Acquired Company is obligated to pay consideration in excess of $100,000 after the date hereof with respect to a Proceeding; (xii) any Contract that relates to any prior (within the past three (3) years) or future disposition or acquisition of (A) any Acquired Assets or (B) properties, assets or any interest in any business enterprise valued in excess of $50.000 by the Acquired Company, or any merger or business combination with respect to the Acquired Company (in each case other than transactions that consist of solely capital expenditures); (xiii) any Contract (A) providing for the Acquired Company to be the exclusive provider or preferred provider of any product or service to any Person or that otherwise involves the granting by any Person to the Acquired Company of exclusive or preferred rights of any kind, (B) providing for any Person to be the exclusive or preferred provider of any product or services to the Acquired Company or that otherwise involves the granting by the Acquired Company to

27 OMM_US:75933001.11 any Person of exclusive or preferred rights, (C) granting to any Person a right of first refusal or right of first offer on the sale of any part of the business of the Acquired Company or any of the Acquired Assets or (D) containing a provision of the type commonly referred to as “most favored nation” provision for the benefit of a Person other than the Acquired Company, in each case that is material to the Acquired Business; (xiv) any development, marketing, resale, distribution or similar arrangement relating to any product or service involving annual payments to, from, on behalf of or for the benefit of the Acquired Business in excess of $150,000; (xv) any sales representative, original equipment manufacturer, value added re-seller, remarketer or other Contract for distribution of products or services of or for the benefit of the Acquired Business, or the products or services of any other Person, in each case pursuant to which more than $100,000 was paid by or on behalf of the Acquired Business in the fiscal year ending December 31, 2016; (xvi) any Contract or group of Contracts with any customer or third party to provide support or maintenance, including to develop or customize any product or service, or to provide, support, customize or develop any third-party product, service or platform involving annual payments to or from the Acquired Company in excess of $200.000; (xvii) any Contract with any Governmental Entity; (xviii) any material outsourcing agreements; (xix) any Affiliate Agreements; (xx) any Contract pursuant to which the Acquired Company (i) is granted or obtains any assignment of or right to any Intellectual Property, including any license agreements, coexistence agreements, assignment agreements or covenants not to sue (other than “shrinkwrap” or “clickwrap” licenses or agreements for commercially available off-the-shelf software, or licenses granted by customers to use intellectual property solely in connection with the manufacture or supply by the Acquired Company of products or services under commercial Contracts with such customers), (ii) is restricted in its right to use or register any Intellectual Property, or (iii) makes any assignment of, grants any other Person any right under, or permits any other Person to use, enforce, or register any Intellectual Property, including any license agreements, coexistence agreements, assignment agreements, or covenants not to sue (other than non- exclusive licenses that are (A) licenses granted to suppliers to use intellectual property solely in connection with the manufacture or supply to the Acquired Company of products or services under commercial Contracts with such suppliers; or (B) licenses granted by the Acquired Company to customers or end

28 OMM_US:75933001.11 users of the products or services of the Acquired Company to use intellectual property embedded or otherwise embodied in such products or services solely as necessary to use such products and services); (xxi) any Contract pursuant to which any Asset Seller (i) is granted or obtains any assignment of or right to any Acquired Asset IP, including any license agreements, coexistence agreements, assignment agreements, or covenants not to sue, (ii) is restricted in its right to use or register any such Intellectual Property, or (iii) makes any assignment of, grants any other Person any right under, or permits any other Person to use, enforce or register any such Intellectual Property, including any license agreements, coexistence agreements, assignment agreements or covenants not to sue (other than non-exclusive licenses that are (A) licenses granted to suppliers to use intellectual property solely in connection with the manufacture or supply to such Asset Seller of products or services under commercial Contracts with such suppliers; or (B) licenses granted by such Asset Seller to customers or end users of the products or services of such Asset Seller to use intellectual property embedded or otherwise embodied in such products or services solely as necessary to use such products and services); (xxii) any Contract that is with a Top Customer or Top Supplier; and (xxiii) any Contract (other than Leases) that is otherwise material to the Acquired Business and/or the Acquired Company. Except as set forth in Schedule 3.1(o), each Material Contract listed in Schedule 3.1(o) or required to be listed in Schedule 3.1(o) is in full force and effect, and constitutes legal, valid and binding obligations of the Acquired Company or Asset Seller that is party thereto and, to Vectron’s Knowledge, the other party or parties thereto, enforceable in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally, and by general equitable principles. Except as set forth in Schedule 3.1(o), the Acquired Company and each Asset Seller is in compliance in all material respects with all terms and requirements of each Material Contract to which it is a party and, to Vectron’s Knowledge, each other party thereto is in compliance in all material respects with all terms and requirements of each Material Contract. Except as set forth in Schedule 3.1(o), none of the Acquired Company or the Asset Seller that is a party thereto has received any written notice from any party terminating any Material Contract or exercising any option not to renew thereunder. Except as set forth in Schedule 3.1(o), none of the Acquired Company or the Asset Seller that is a party thereto has received any written show cause notices, written cure notices or written negative determinations of responsibility with respect to any Material Contract and none of the Acquired Company or such Asset Seller has asserted any claim or request for equitable adjustment requesting any material amount of money, interpretation of material contract terms or other material relief under any Material Contract. (p) Employee Benefits. (i) Except for plans or programs sponsored or administered by a Governmental Entity, Schedule 3.1(p)(i) lists each “employee benefit plan” (as

29 OMM_US:75933001.11 defined in Section 3(3) of ERISA and whether or not subject to ERISA, including, for the avoidance of doubt, all pension schemes applicable to the Acquired Company), and each other stock option, stock appreciation right, phantom stock, restricted stock, severance, termination, incentive or other material compensation plan, program, arrangement, agreement or understanding maintained or contributed to by Vectron or any of its Affiliates either (1) for the benefit of any Current Employee (including employees employed by and managing directors of the Acquired Company) (the “Acquired Company Employees”)) or (2) with respect to which the Acquired Company has or may have any Liability (contingent or otherwise) (collectively, the “Benefits Plans”), in each case, identifying whether such Benefit Plan is a Retained Benefit Plan or an Assumed Benefit Plan. With respect to each Assumed Benefit Plan, to the extent applicable, Vectron has provided to Buyer a copy of the plan document and amendments thereto, any current written plan summary, the most recent annual report and the most recent actuarial report. (ii) Each Assumed Benefit Plan has been maintained in material compliance with all applicable Laws and Tax regulations and the provisions of such Benefit Plan. Each Benefit Plan intended to be qualified under Section 401(a) of the Code has obtained a currently effective favorable determination letter from the Internal Revenue Service as to its qualified status (or the qualified status of the master or prototype form on which it is established). (iii) No material Proceeding (excluding claims for benefits incurred in the ordinary course) has been brought or is pending or, to the Knowledge of Vectron, is threatened against or with respect to any Assumed Benefit Plan. (iv) No plan currently or ever in the past six years maintained, sponsored, contributed to or required to be contributed to by Vectron, any of its Affiliates or any of their respective current or former ERISA Affiliates is or during such period was (A) a “multiemployer plan” as defined in Section 3(37) of ERISA, (B) a plan described in Section 413 of the Code, (C) a plan subject to Title IV of ERISA, or (D) a plan subject to the minimum funding standards of Section 412 of the Code or Section 302 of ERISA. (v) No Benefit Plan provides, or reflects or represents any liability to provide, benefits (including, without limitation, death or medical benefits), whether or not insured, with respect to any Current Employee (or former employee who would be a Current Employee if employed by an Asset Seller on the date hereof), or any spouse or dependent of any such employee, beyond the employee’s retirement or other termination of employment with Vectron or any of its Affiliates other than coverage mandated by Part 6 of Title I of ERISA or Section 4980B of the Code or coverage that is continued during any severance period pursuant to any employment contract or severance policy set forth on Schedule 3.1(p)(i).

30 OMM_US:75933001.11 (q) Labor Matters. (i) Schedule 3.1(q)(i) contains a true and complete list, as of the date the data was posted to the dataroom, of all Current Employees and identifies for each such Current Employee, his or her: (i) job position, (ii) hourly rate of compensation or base salary (as applicable) and 2017 target AIP incentive (if applicable) or (iii) commencement date of employment with Vectron or one of its Affiliates; provided, however, that such list shall be redacted as required under applicable Law. The Acquired Company does not employ any freelancers or leased employees (Leiharbeitnehmer) and does not lease its employees to any third party. There are no restructuring measures in place or planned which could affect the employment relationship of any Acquired Company Employee. (ii) As of the date hereof, the Acquired Company has, and as of the Closing Date, the Acquired Company will have, paid in full all remuneration and other claims of the Acquired Company Employees due under the respective employment Contracts, the applicable collective bargaining agreements and the works council agreements or as a result of the transactions contemplated by this Agreement, and has punctually paid all Taxes and social security contributions related thereto. (iii) Except as set forth on Schedule 3.1(q)(iii), (A) in the three (3) years prior to the Closing Date, no work stoppage, slowdown, or labor strike against any Asset Seller is or has been pending or reasonably anticipated or, to Vectron’s Knowledge, threatened with respect to the Current Employees, nor has any Asset Seller suffered any strike, picketing or work stoppage by any group of Current Employees during such period; (B) to Vectron’s Knowledge, there are no ongoing activities or proceedings of any labor union to organize any Current Employees; (C) in the three (3) years prior to the Closing Date, there have not been, and are not now, any material Proceedings pending, or, to the Knowledge of Vectron, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Current Employees, including material charges of unfair labor practices or material discrimination complaints, and the Acquired Company has not had any disputes with any trade unions, works councils or any Acquired Company Employee; (D) neither the Acquired Company nor any Asset Seller is presently a party to, or bound by, any collective bargaining agreement or works council agreement with respect to Current Employees and no collective bargaining agreement or works council agreement is being negotiated by the Acquired Company or any Asset Seller with respect to the Current Employees; and (E) each Asset Seller is currently in material compliance with all applicable Laws in any jurisdiction relating to the employment of labor, including those related to wages, hours, collective bargaining, classification of employees and the payment and withholding of Taxes and other sums as required by the appropriate Governmental Entity. All mandatory information obligations to inform the economic committee (Wirtschaftsausschuss) or, as the case may be, the works council (Betriebsrat) of the Acquired Company have been observed with regard to the sale and transfer of the Acquired Shares.

31 OMM_US:75933001.11 (iv) Only one works council exits at the Acquired Company solely representing the interests of the Acquired Company Employees at the site in Neckarbischofsheim. All other Acquired Company Employees at the site in Teltow are not represented by such or any other works council. (r) Intellectual Property. (i) Schedule 3.1(r)(i) sets forth a list, as of the date hereof, of the following categories of Acquired Company IP and the Intellectual Property included in the Acquired Assets (the “Acquired Asset IP” and, collectively with the Acquired Company IP, the “Acquired IP”): (1) all registered and applied for Trademarks; (2) all Patents; (3) all registered and applied for Copyrights; and (4) all Internet domain names. With respect to the Registered IP included in the Acquired IP (collectively, the “Acquired Registered IP”), Schedule 3.1(r)(i) sets forth (A) the application, registration or renewal numbers and relevant filing and/or issuance dates, (B) the jurisdictions where such Intellectual Property is registered or where such applications have been filed, (C) the status of such applications and registrations, and (D) the name of the current registrant or owner of record. (ii) The Acquired Registered IP is valid, subsisting, and, excluding pending applications, enforceable. The Acquired Registered IP is in compliance in all material respects with all applicable legal requirements, and all currently due fees for the prosecution and maintenance of the Acquired Registered IP have been paid, and all necessary documents and certificates in connection with such Acquired Registered IP have been filed with the relevant patent, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purpose of maintaining such Acquired Registered IP in full force and effect, except, in each case, as would not, individually or in the aggregate, reasonably be expected to be adverse to the Acquired Business. The Acquired Company has recorded each assignment of rights in Acquired Registered IP to the Acquired Company or the Asset Seller (as applicable) by a third party with the applicable Governmental Entity, except, in each case, as would not, individually or in the aggregate, reasonably be expected to be adverse to the Acquired Business. Except as set forth on Schedule 3.1(r)(ii), there are no actions that must be taken within one hundred twenty (120) days after the date of this Agreement, including the payment of any registration, maintenance or renewal fees or the filing of any documents, applications or certificates, for the purposes of maintaining, perfecting, preserving or renewing any Acquired Registered IP. (iii) Except as otherwise set forth in Schedule 3.1(r)(iii), (A) the Acquired Company is the sole and exclusive owner of all right, title and interest in and to (free and clear of all Liens, except Permitted Liens) the Acquired Company IP, including the Acquired Company IP set forth in Schedule 3.1(r)(i) and (B) an Asset Seller is the sole and exclusive owner of all right, title and interest in and to (free and clear of all Liens, except Permitted Liens) the

32 OMM_US:75933001.11 Acquired Asset IP, including the Acquired Asset IP set forth next to such Asset Seller’s name in Schedule 3.1(r)(i). (iv) Except as set forth on Schedule 3.1(r)(iv), (A) since January 1, 2014 until the date hereof, no Person has asserted in writing or threatened in writing to assert, any claims (1) contesting the right of any Asset Seller or the Acquired Company to use, exercise, sell, license, transfer or dispose of any Acquired IP or (2) challenging the ownership, validity or enforceability of any Acquired IP, (B) no Acquired IP is subject to any outstanding Order related to or restricting in any manner the licensing, assignment, transfer, use or conveyance thereof by the Acquired Company or the Asset Sellers and (C) to Vectron’s Knowledge no Person is infringing any Acquired IP. (v) Except as expressly set forth in Schedule 3.1(r)(v) or as would not, individually or in the aggregate, be expected to be material and adverse to the Acquired Business, the operation of the Acquired Business by the Acquired Company and the Asset Sellers has not, and does not, infringe, violate or misappropriate the Intellectual Property of any Person. (vi) The Acquired IP and the Intellectual Property licensed under the Contracts included in the Acquired Assets or provided pursuant to any Transition Services Agreement constitute all Intellectual Property used in the operation of the Acquired Business. (vii) The Acquired Company and the Asset Sellers have taken reasonable actions to protect, preserve and maintain the confidentiality of all source code and other material Trade Secrets in the Acquired Assets and the Acquired Company. To Vectron’s Knowledge, no employee, consultant, contractor or agent of the Acquired Company or the Asset Sellers has misappropriated or disclosed without authorization the Trade Secrets that are included in the Acquired Assets and the Acquired Company. All current and former employees, consultants, contractors and agents of the Acquired Company and the Asset Sellers who are or were involved in, or who have participated in or contributed to, the conception, development, authoring, creation or reduction to practice of any Acquired IP that is material to the Acquired Business have executed valid and enforceable agreements assigning all Intellectual Property rights in such Acquired IP to the Acquired Company or an Asset Seller, as applicable, and, to Vectron’s Knowledge, none of such employees, consultants, contractors, or agents are, or have been in, breach of such agreements. The Acquired Company has validly claimed all inventions of such employees, consultants, contractors and agents, and there are no unsettled inventor claims by any of the foregoing. (viii) Except as set forth on Schedule 3.1(r)(viii), (A) no facilities, resources, or direct funding of any Governmental Entity or any university, college or other educational institution or research center were used in the development of any Acquired IP, (B) no Governmental Entity, university, college or other

33 OMM_US:75933001.11 educational institution or research center has any ownership or license rights in any Acquired IP and (C) to Vectron’s Knowledge, no current or former employee, consultant, contractor, or agent of the Acquired Company or any Asset Seller who is or was involved in, or who has participated in or contributed to, the conception, development, authoring, creation or reduction to practice of any Acquired IP has performed services for any Governmental Entity, university, college, or other educational institution or research center during a period of time during which such employee, consultant, contractor or agent was also performing services for the Acquired Company or any Asset Seller. (ix) Neither the Acquired Company nor any Asset Seller has participated in any standards-setting process or industry organization in connection with or related to the operation of the Acquired Business nor made or undertaken any commitment or obligation to license, or offer to license, any Acquired IP as a result of or in connection with its participation in any such standards-setting process or industry organization. (x) The Acquired Company is in material compliance with all licenses for Open Source Software used by the Acquired Business. (xi) Neither the Acquired Company nor any Asset Seller (1) has disclosed any source code for any software included in the Acquired Assets to any Person (other than to their employees), or (2) entered into or assumed any Contract pursuant to which they are or may be required to provide or license to any Person any such source code or are or may be required to deposit with any escrow agent or other Person and such source code. (s) Certain Relationships. Schedule 3.1(s) sets forth as of the date hereof all loans, leases, Contracts or other arrangements between the Acquired Company, on the one hand, and Parent, Vectron or any other Affiliate of Parent or Vectron, or any officer, director, employee, equity holder, partner or member or the forgoing (or any immediate family member of such Person or any trust, partnership or corporation in which any of the foregoing Persons has an economic interest (including in the Acquired Company, the Acquired Business, the Acquired Assets or the Assumed Liabilities) on the other hand, or pursuant to which any of the foregoing Persons has any interest in the Assumed Liabilities or in any assets or property used, held for use or intended for use in the Acquired Business (each, an “Affiliate Agreement”), in each case other than employment agreements. Except as set forth in Schedule 3.1(s), as of the date hereof, none of the Acquired Company or any Asset Seller is indebted to any equityholder, partner, member, director, officer, employee or Affiliate of the Acquired Company or any Asset Seller (or any immediate family member of such Person or any trust, partnership or corporation in which any such Person has an economic interest, or any other Affiliate of Parent or Vectron), except for amounts due as salaries and bonuses or other compensation and in reimbursement of expenses, and no such Person is indebted to the Acquired Company or any Asset Seller.

34 OMM_US:75933001.11 (t) Insurance. Schedule 3.1(t) contains an accurate list in all material respects of all policies of insurance held by or for the benefit of the Acquired Business (including any historic occurrence-based policies in force), indicating as to each such policy the entity holding such policy and the entities covered by such policy. All such policies are valid and binding policies in full force and effect, except as would not reasonably be expected to be material and adverse to the Acquired Business. (u) Indebtedness. Except as set forth in Schedule 3.1(u), the Acquired Company does not have any Indebtedness as of September 30, 2017 and will not have any Indebtedness as of immediately prior to the Closing. (v) Foreign Corrupt Practices Act. Except as set forth on Schedule 3.1(v), each of the Equity Seller, the Acquired Company, the Asset Sellers and their respective Affiliates (and, to Vectron’s Knowledge, their respective officers, directors, agents, Affiliates, contractors, employees or other Persons acting on their behalf), in each case, with respect to the Acquired Business, are and have been since January 1, 2014 in compliance with all applicable Anti-Corruption Laws, including Export/Import Controls. None of the Acquired Company, the Equity Seller, the Asset Sellers or their respective Affiliates have, directly or indirectly, with respect to the Acquired Business: (i) made or offered or solicited or accepted any contribution, donation, gift, gratuity, travel, entertainment, bribe, rebate, payoff, influence payment, kickback, or other payment or anything else of value to or from any Person, private or public, regardless of what form, whether in money, property or services (A) to obtain favorable treatment for any business sought, (B) to pay for favorable treatment for any business obtained, (C) to obtain or pay for special concessions or for special concession for any business previously obtained or (D) otherwise to confer any benefit, in the case of clauses (A) through (C), in violation of any Anti-Corruption Law or the requirements of any Governmental Entity; (ii) been party to the establishment or maintenance of any unlawful or unrecorded fund of monies or other assets or property; (iii) been party to the making of any false or fictitious entries in the books or records of the Acquired Company or such Asset Seller (with respect to the Acquired Assets); (iv) accepted or received any unlawful contributions, payments or other expenditures or (v) since 2014 conducted business with persons, governments counties or regions that are the target of any economic sanctions regulations imposed by either the United States or the European Union, including Iran, North Korea, the Crimean Region of Ukraine, Syria or Cuba. None of the Acquired Company, any Asset Seller or their respective Affiliates or respective shareholders is designated on any restricted party list published by any Governmental Entity (including the Department of Treasury, Office of Foreign Assets Control’s “Specially Designated Nationals List”, the Department of Commerce, Bureau of Industry and Security’s “Denied Person List”, the Department of State, Directorate of Defense Trade Controls’ “Debarred Parties List”), the United Nations (UN) financial sanctions list, and financial sanctions lists enacted by EU member state pursuant to UN, EU and national regimes. The Acquired Company operates under a compliance program and internal controls of Parent that are reasonably designed to mitigate the risk of non-compliance with Anti-Corruption Laws. (w) Fees. Except as set forth in Schedule 3.1(w), no broker, finder, financial advisor or investment banker is entitled to any broker’s, finder’s, financial advisor’s or

35 OMM_US:75933001.11 investment banker’s fees or commissions or similar payments in connection with the transactions provided for herein or contemplated hereby or in connection with the negotiation of this Agreement based upon arrangements made by and on behalf of the Acquired Company. (x) Customers and Suppliers. Schedule 3.1(x) lists the names of the ten (10) largest customers (the “Top Customers”) and the ten (10) largest suppliers (the “Top Suppliers”) (measured in each case by dollar volume of purchases, sales or services provided during the fiscal year) of the Acquired Business, taken as a whole, and the dollar amount of purchases, sales or services provided which each such customer or supplier represented during the fiscal years ended December 31, 2016 and December 31, 2015 and for the nine-months ended September 30, 2017. Since January 1, 2016, there has not been any termination, cancellation or material limitation of, or any materially adverse change in, the business relationship of the Acquired Business with any Top Customer or Top Supplier, and no customer of the Acquired Business has claimed any credit or refund for products sold or services rendered or to be rendered by the Acquired Business pursuant to any Contract or purchase order. To Vectron’s Knowledge, there exists no threatened termination, cancellation or material limitation of the business relationship of the Acquired Business with any Top Customer or Top Supplier. (y) Accounts Receivable. The accounts receivable reflected in the Financial Statements and reflected on the books and records of the Acquired Business represent valid obligations arising from bona fide transactions entered into by the Acquired Company or the Asset Sellers, as applicable, involving the sale of goods or the rendering of services in the ordinary course of business consistent with past practice. There is no contest, claim, defense, dispute or right of setoff under any Contract or purchase order with any obligor of an account receivable relating to the amount or validity of such account receivable which has not been reserved for in the Financial Statements. As of the Closing, the Acquired Company or the Asset Sellers, as applicable, have taken all reasonable efforts to collect in full on all accounts receivable when due. (z) Inventory. The inventory of the Acquired Business consists of items of a quantity and quality salable and merchantable, in each case, in the ordinary course of business, except for adequate reserves pertaining to obsolete, spoiled or excess items set forth in the Financial Statements. Except as set forth on Schedule 3.1(z), none of the Acquired Business’s inventory is being held by any Person on a consignment basis or is otherwise located off of the premises of the Acquired Real Property (other than inventory en route for delivery to customers in the ordinary course). (aa) Backlog. Schedule 3.1(aa) sets forth the aggregate amount of the Backlog of orders of the Acquired Business for the sale or lease of products or services as of the date hereof, for which revenues have not been recognized by the Acquired Business. (bb) Products Liability; Product Warranties. During the three (3) years preceding the Closing Date, none of Parent, Vectron, the Equity Seller, any Asset Seller (in each case, as to any Acquired Assets) or the Acquired Company has received any written notice by any Governmental Entity alleging material injury or harm resulting

36 OMM_US:75933001.11 from a defect in any product or service sold or provided by the Acquired Business. During the three (3) years preceding the Closing Date, none of Parent, Vectron, the Equity Seller, any Asset Seller (in each case, as to any Acquired Assets) or the Acquired Company has received written notice of any claim from a Governmental Entity that remains outstanding alleging any defect in, or lack of fitness for purpose of, any goods manufactured, sold, serviced, leased, or delivered by the Acquired Business. During the three (3) years preceding the Closing Date, there has not been, nor is there under consideration by Parent, Vectron, the Equity Seller, any Asset Seller or the Acquired Company, any product recall or post-sale warning of any nature conducted by or on behalf of the Acquired Business concerning any of the Acquired Business’s products. During the three (3) years preceding the Closing Date, each such product has been in conformity in all material respects with all applicable express and implied warranties. Schedule 3.1(bb) includes a copy of the standard terms and conditions of sale, license or lease for each of such products as in effect on the date hereof. Section 3.2 Representations and Warranties of Buyer. Buyer makes the following representations and warranties to Parent and Vectron as of the date of this Agreement and as of the Closing Date: (a) Due Organization and Power. Buyer is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Buyer has all requisite power and authority to enter into this Agreement and the other documents and instruments to be executed and delivered by Buyer pursuant hereto and to carry out the transactions contemplated hereby and thereby. (b) Authority. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Buyer pursuant hereto and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all necessary action of Buyer. No other act or proceeding on the part of Buyer or its equityholders is necessary to authorize this Agreement or the other documents and instruments to be executed and delivered by Buyer pursuant hereto or the consummation of the transactions contemplated hereby and thereby. Assuming the due execution and delivery by the other Party, this Agreement constitutes, and when executed and delivered by each other party thereto, the other documents and instruments to be executed and delivered by Buyer pursuant hereto will constitute, legal, valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization or other Laws affecting creditors’ rights generally, and by general equitable principles. (c) No Violation. Neither the execution and delivery by Buyer of this Agreement or the other documents and instruments to be executed and delivered by Buyer pursuant hereto, nor the consummation by Buyer of the transactions contemplated hereby and thereby, (i) will violate, conflict with or result in any violation of (with or without notice or lapse of time or both) any term or provision of the Governing Documents of Buyer, (ii) will violate, conflict with or result in any violation of (with or without notice or lapse of time or both) any Law or Order applicable to Buyer, except for such violations, the occurrence of which would not, individually or in the aggregate, have

37 OMM_US:75933001.11 a material adverse effect with respect to, or otherwise materially impair or delay, Buyer’s ability to perform its obligations hereunder, (iii) will require any authorization, consent or approval by, filing with or notice to any Governmental Entity (including any authorization, consent or approval required by any Competition Law applicable to the transactions contemplated hereby, any authorizations, consents, approvals, filings or notice requirements applicable with respect to the transfer of the Acquired Shares and any authorizations, consents or approvals that become applicable solely as a result of the specific regulatory status of Buyer or any of its Affiliates), except for those identified on Schedule 3.2(c), or (iv) subject to obtaining the consents referred to in Schedule 3.2(c), will require any consent of or notice to any Person, or violate or conflict with, or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or will result in the termination of, or give a right to terminate or cancel under, or accelerate the performance required by, the express terms of any Contract to which Buyer is a party or by which Buyer or any of its assets or properties may be bound or affected, except, in each case, for such consents, notices, violations, conflicts, defaults, terminations or accelerations that would not, individually or in the aggregate, have a material adverse effect with respect to, or otherwise materially impair or delay, Buyer’s ability to perform its obligations hereunder. (d) Proceedings. As of the date of this Agreement, there are no outstanding Orders involving Buyer and there are no Proceedings pending or, to Buyer’s Knowledge, threatened, in any local, state, federal or foreign jurisdiction involving Buyer that, individually or in the aggregate, would be reasonably expected to have a material adverse effect with respect to, or otherwise materially impair or delay, Buyer’s ability to perform its obligations hereunder. (e) Investment Intent. (i) Buyer is acquiring the Acquired Shares for its own account and not with a view toward any resale or distribution of any of the Acquired Shares or any beneficial interest in the Acquired Shares. Buyer agrees that the Acquired Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act of 1933 or an applicable exemption therefrom, and without compliance with all other applicable federal, foreign and state securities laws. (ii) Buyer acknowledges that it has conducted an independent investigation of the financial condition, results of operations, assets, Liabilities, properties and projected operations of the Acquired Company and the Acquired Business and, in making its determination to proceed with the transactions contemplated by this Agreement, Buyer has relied on the results of its own independent investigation and the representations and warranties that are expressly and specifically set forth in this Agreement, as qualified by the Schedules, and the other documents and instruments to be executed and delivered by Buyer pursuant hereto.

38 OMM_US:75933001.11 (f) Financing. Buyer (a) will have at the Closing , sufficient funds available to consummate the transactions contemplated hereby, pay the Base Purchase Price and any expenses incurred by Buyer or any of its Affiliates in connection with the transactions contemplated by this Agreement, (b) will have at the Closing, the resources and capabilities (financial or otherwise) to perform its obligations hereunder and (c) has not incurred any obligation, commitment, restriction or liability of any kind, which would impair or adversely affect such resources and capabilities. (g) Fees. Except as set forth in Schedule 3.2(g), no broker, finder, financial advisor or investment banker is entitled to any broker’s, finder’s, financial advisor’s or investment banker’s fees or commissions or similar payments in connection with the transactions provided for herein or contemplated hereby or in connection with the negotiation of this Agreement based upon arrangements made by and on behalf of Buyer or any of its Affiliates (including any Designated Purchaser). (h) Designated Purchasers. The representations and warranties contained in Sections 3.2(a) through 3.2(f) will be true and correct with respect to each Designated Purchaser to which Buyer hereafter assigns any of its rights or obligations under this Agreement in accordance with Section 1.3, such that the term “Buyer” in each of the representations and warranties contained in Sections 3.2(a) through 3.2(f) shall be deemed to be replaced with the term “Designated Purchaser.” (i) Investigation. BUYER ACKNOWLEDGES AND AGREES THAT IT (I) HAS MADE ITS OWN INQUIRY AND INVESTIGATION INTO, AND, BASED THEREON, HAS FORMED AN INDEPENDENT JUDGMENT CONCERNING, THE ACQUIRED SHARES, THE ACQUIRED ASSETS, THE ASSUMED LIABILITIES, THE ACQUIRED COMPANY, THE ACQUIRED BUSINESS AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND (II) HAS BEEN FURNISHED WITH, OR GIVEN REASONABLE ACCESS TO, SUCH INFORMATION WITH RESPECT THERETO, AS IT HAS REQUESTED. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, BUYER SHALL ACQUIRE THE ACQUIRED ASSETS, THE ACQUIRED SHARES, THE ACQUIRED COMPANY, THE ACQUIRED BUSINESS AND THE ASSUMED LIABILITIES WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, SATISFACTORY QUALITY OR FITNESS FOR ANY PARTICULAR PURPOSE, IN “AS-IS” CONDITION AND ON A “WHERE-IS” BASIS. BUYER SPECIFICALLY DISCLAIMS THAT IT IS RELYING UPON OR HAS RELIED UPON ANY REPRESENTATIONS OR WARRANTIES NOT SPECIFICALLY SET FORTH IN THIS AGREEMENT THAT MAY HAVE BEEN MADE BY ANY PERSON, AND ACKNOWLEDGES AND AGREES THAT VECTRON AND ITS AFFILIATES HAVE SPECIFICALLY DISCLAIMED AND DO HEREBY SPECIFICALLY DISCLAIM ANY SUCH OTHER REPRESENTATION OR WARRANTY MADE BY ANY PERSON. Section 3.3 No Other Representations or Warranties.

39 OMM_US:75933001.11 (a) The Parties acknowledge and agree that except for the representations and warranties contained in this Agreement and any other certificate or document delivered pursuant hereto or in connection with the transactions contemplated hereby, none of Parent, Vectron, the Equity Seller, the Asset Sellers or any Person acting on their behalf makes or has made any other express or implied representation or warranty to Buyer regarding the Acquired Company, Acquired Business, Acquired Assets or any other matter. (b) The Parties acknowledge and agree that except for the representations and warranties contained in this Agreement and any other certificate or document delivered pursuant hereto or in connection with the transactions contemplated hereby, neither Buyer nor any Person acting on its behalf makes or has made any other express or implied representation or warranty to Parent or Vectron regarding Buyer or any other matter. Article IV COVENANTS PRIOR TO CLOSING Section 4.1 Access to Information Concerning Properties and Records; Confidentiality. (a) Access to Information. Parent and Vectron shall cause the Equity Seller, the Asset Sellers and the Acquired Company, and their respective officers, directors, representatives and employees, during the period commencing on the date of this Agreement and ending on the Closing Date, to furnish or cause to be furnished to Buyer and its representatives, at reasonable times and upon reasonable advanced notice (and in any event no less than 24 hours’ advanced notice), reasonable access, during normal business hours, to the personnel of the Acquired Business as Buyer may reasonably request; provided, however, that Parent, Vectron and their respective Affiliates shall not be required to violate any obligation of confidentiality, applicable Order or applicable Law to which any such Person is subject or to waive any privilege which any such Person may possess in discharging the obligations set forth in this Section 4.1 (provided that in such event, Vectron and its Affiliates shall reasonably cooperate with Buyer to seek an appropriate remedy to permit the access contemplated hereby). (b) Pre-Closing Confidentiality. Until the Closing Date, Buyer shall treat all information obtained from Parent, Vectron, their respective Affiliates or their respective representatives in accordance with this Section 4.1 and all other information related to the transactions contemplated hereby as “Proprietary Information” and “Transaction Information,” respectively, under and in accordance with the Confidentiality Agreement, dated as of January 13, 2017, by and between the Parties (the “Confidentiality Agreement”), and Buyer shall continue to honor, and cause its representatives to honor, its obligations thereunder. From the date of this Agreement until the Closing Date, Buyer shall not contact or initiate or engage in discussions relating to the transactions contemplated by this Agreement with any customer, vendor or lessor of Parent, Vectron or the Acquired Business without the prior written consent of Parent or Vectron. Buyer

40 OMM_US:75933001.11 hereby acknowledges and agrees that (i) any investigation pursuant to this Section 4.1 shall be conducted in such a manner as to not interfere unreasonably with the operations of Parent, Vectron or the Acquired Business, and Buyer shall not be permitted to undertake any environmental sampling or invasive testing without Parent’s or Vectron’s prior written consent,, and (ii) the obligations of Parent, Vectron and their respective Affiliates pursuant to this Section 4.1 shall be subject to the right of Parent and Vectron to determine, in their discretion, the appropriate timing of the disclosure of information they deem in good faith to be proprietary commercial information or privileged information. (c) Post-Closing Confidentiality. Notwithstanding anything to the contrary in this Agreement or in any other agreement or other instrument contemplated hereby, following the Closing (i) all Trade Secrets included in the Acquired Assets or of the Acquired Company shall constitute confidential information of Buyer and/or its Affiliates (and not of Vectron or any of its Affiliates), irrespective of whether such Trade Secrets were identified or otherwise designated as “confidential,” and Vectron shall be deemed the receiving party and Buyer the disclosing party under the Confidentiality Agreement with respect thereto; (ii) neither Buyer nor any of its Affiliates will have any obligations whatsoever under the Confidentiality Agreement with respect to such Trade Secrets; and (iii) any other information (in addition to Trade Secrets) of Vectron or its Affiliates immediately prior to the Closing that constitutes Acquired Assets or assets of the Acquired Company shall constitute confidential information of Buyer and/or its Affiliates (and not of Vectron or any of its Affiliates), irrespective of whether such information was identified or otherwise designated as “confidential,” and Vectron shall be deemed the receiving party and Buyer the disclosing party under the Confidentiality Agreement with respect thereto, and neither Buyer nor any of its Affiliates will have any obligations whatsoever under the Confidentiality Agreement with respect to such information. Section 4.2 Conduct of Business Pending the Closing. Parent and Vectron shall use commercially reasonable efforts to, and shall cause the Equity Seller, the Acquired Company and, with respect to the Acquired Assets, the Asset Sellers, to use commercially reasonable efforts to, (i) operate and carry on the Acquired Business in the ordinary course consistent with past practice, (ii) preserve the present operations and goodwill of the Acquired Business and the commercial relationships with key Persons with whom it does business (including customers and suppliers) and (iii) maintain the Acquired Assets and the assets of the Acquired Company in the ordinary course of business. Notwithstanding the foregoing, except as set forth on Schedule 4.2, as expressly required by this Agreement or with prior written consent from Buyer (which Buyer agrees shall not be unreasonably withheld, conditioned or delayed), Vectron shall not, and shall cause the Acquired Company or the Equity Seller or the Asset Sellers with respect to the Acquired Assets not to: (a) incur, assume or guarantee any Indebtedness other than through intercompany borrowings from Vectron or an Affiliate of Vectron in the ordinary course of business (which shall be addressed in Section 4.6), or grant any Lien (other than Permitted Liens or Permitted Real Property Exceptions) with respect to the Acquired Assets or the assets or equity of the Acquired Company;

41 OMM_US:75933001.11 (b) issue, sell, pledge, dispose of, grant, transfer or encumber, or authorize, the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, any shares of capital stock or other equity interests of the Acquired Company or grant any option or issue any warrant to purchase or subscribe for any of such capital stock or other equity interests or issue any interests convertible into such interests; (c) sell, lease, abandon, license or otherwise transfer or dispose of any Acquired Assets or assets or equity of the Acquired Company, or right under any Acquired Assets or assets or equity of the Acquired Company, except for (i) the sale of inventory items in the ordinary course of business, (ii) the sale of any assets with a value that does not exceed $50,000, and (iii) the sale of any assets that are obsolete or which have not been used in the Acquired Business during the twelve (12) months preceding the date hereof; (d) with respect to the Acquired Company, acquire in any manner (whether by merger or consolidation, the purchase of an equity interest in or a material portion of the assets of or otherwise) any business or any corporation, partnership, association or other business organization or division thereof any other Person; (e) purchase or otherwise acquire any assets or make any capital expenditures, except for such purchases, acquisitions or capital expenditures that are set forth in the cap ex budget set forth in Schedule 4.2(e) or that do not exceed $50,000 individually or $100,000 in the aggregate; (f) unless required by GAAP or applicable Law or otherwise applicable to Parent’s other businesses, make any material change in the accounting principles, methods or policies used by the Acquired Company or the Asset Sellers or the Equity Seller with respect to the Acquired Business; (g) extend, waive, renew, terminate or modify or amend any Material Contract (other than renewals in the ordinary course of business or terminations of Material Contracts occurring due to the expiration of the term thereof), or enter into any Contract that would be a Material Contract if entered into as of the date hereof; (h) unless required by or advisable to comply with applicable Law, establish, adopt, materially amend or terminate any Assumed Benefit Plan; (i) terminate any Current Employee other than for cause, or hire any new employee to work primarily on matters related to the Acquired Business or as an employee of the Acquired Company, in each case with respect to such Current Employee (or prospective employee) with an annual base salary of more than $100,000; (j) with respect to any Current Employees, grant any increase in such Current Employee’s annual base salary (other than in connection with the promotion of a Current Employee and consistent with past practice) or any other material compensation or benefits payable or provided to any such employee, or grant any right to receive severance benefits to any such employee or enter into or materially amend any agreement

42 OMM_US:75933001.11 to provide such severance benefits, except (i) as required pursuant to any Benefit Plan existing as of the date hereof or to comply with applicable Law, (ii) if the Closing Date occurs on or after January 1, 2018, for annual increases in base compensation and annual bonuses in the ordinary course of business consistent with past practice (such increases and payments to occur in February 2018 consistent with past practice) or (iii) the payment of pro-rated 2017 annual bonuses as contemplated by Section 5.2(b) hereof; (k) unless required to comply with applicable Law: (i) make or change any material Tax elections (other than an election under Treasury Regulation Section 301.7701-3 with respect to the U.S. federal income tax classification of the Acquired Company) or Tax practices; (ii) settle or compromise any claim or assessment with respect to material Taxes; or (iii) enter into a closing agreement with respect to material Taxes, in each case with respect to the Acquired Company; (l) (1) adopt any amendments to the Governing Documents of the Acquired Company or (2) create or form any Subsidiaries of the Acquired Company; (m) write-down or write-up the value of any asset or, other than in the ordinary course of business consistent with past practice or to the extent not in excess, individually, of 5% of the value of such asset; (n) accelerate or delay the payment of accounts payable (or otherwise fail to pay accounts payable and other business obligations) in a manner which would have the effect of postponing to post-Closing periods payments by the Acquired Company or any Asset Seller (with respect to the Acquired Assets) that would otherwise be expected (in the ordinary course of business based on past practice) to be made in pre-Closing periods, accelerate or delay the collection of any notes or accounts receivable or otherwise fail to collect accounts receivable in a manner which would have the effect of accelerating to pre-Closing periods collections of such receivables that would otherwise be expected (in the ordinary course of business based on past practice) to be made in post-Closing periods, in each case pertaining to the Acquired Business; (o) settle any Proceedings with respect to the Acquired Business to the extent such settlement requires anything other than a payment of not more than $50,000; (p) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Acquired Business except for the transactions contemplated by this Agreement; (q) fail to use commercially reasonable efforts to prevent any insurance policy of which the Acquired Business is a beneficiary or loss-payable payee to be cancelled or terminated, except for ordinary course terminations and cancellations of such policies or with respect to policies that are being replaced with policies providing for substantially equivalent coverage; (r) cancel, surrender, allow to expire or fail to renew, any material Acquired Permits;

43 OMM_US:75933001.11 (s) with respect to the Acquired Business, materially change an existing line of business or enter into any new line of business; (t) sell, license, convey, transfer or assign any Acquired Company IP or any Acquired Asset IP (except for non-exclusive end user licenses granted in the ordinary course of business), or abandon, fail to maintain, or permit any Acquired Registered IP to lapse or enter the public domain; or (u) enter into any agreement to do any of the foregoing. Section 4.3 Further Actions. Subject to Section 4.4, from the date hereof through the Closing (or earlier termination of this Agreement), the Parties shall use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, and to cooperate in good faith with each other with respect to, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby, including using commercially reasonable efforts to provide any required notifications, secure any required consents or seek the re-issuance of all licenses, permits (including Environmental Permits), consents, approvals, authorizations, qualifications and orders of Governmental Entities and other third parties, in each case that are necessary for the consummation of the transactions contemplated hereby or the continued operations of the Acquired Business; provided, however, that, notwithstanding anything to the contrary in this Agreement, such action shall not include any requirement of any Party or its respective Affiliates to pay money to any third party, commence or participate in any Proceeding, offer or grant any accommodation or undertake any obligation or Liability (in each case financial or otherwise) to any Governmental Entity or other third party. Section 4.4 Certain Filings. (a) Filing. Each Party shall make or cause to be made, as promptly as practicable following the date hereof (provided that the filing under the HSR Act shall be made within ten (10) Business Days), all filings with Governmental Entities that are necessary to obtain all authorizations, consents, orders and approvals for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including all filings required under applicable Competition Laws. Buyer and Vectron shall each pay its own legal and other advisor expenses, and Buyer shall pay all filing fees required to be paid in connection with the foregoing, including, for the avoidance of doubt, the filing fees required in connection with the filing under the HSR Act. Each Party shall promptly furnish to the other Party such necessary information and reasonable assistance as the other Party may request in connection with its preparation of any filing or submission contemplated by this Agreement. (b) Additional Actions. Each Party shall respond as promptly as practicable to any requests for additional information made by any Governmental Entities with respect to all filings required under applicable Competition Laws or otherwise. Each Party shall use its reasonable best efforts to obtain any required approvals of any Governmental Entities under applicable Competition Laws in connection with the transactions contemplated by this Agreement so as to enable the Closing to occur as soon

44 OMM_US:75933001.11 as reasonably possible following the date hereof. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be construed so as to require (i) any Party or its Subsidiaries or other Affiliates to commit to or effect by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of any assets or businesses of such Party or its Subsidiaries or other Affiliates (excluding, for the avoidance of doubt, following the Closing, the Acquired Company or the Acquired Assets) or (ii) Buyer or its Subsidiaries or other Affiliates to commit to or effect by consent decree, hold seperate order or otherwise, the sale, divestiture, licensing or disposition of assets or businesses that are included in the Acquired Company or the Acquired Assets with a fair market value of in excess of $15,000,000; or (iii) Buyer or its Subsidiaries or other Affiliates to take or commit to take actions that limit Buyer’s and its Affiliates’ and Subsidiaries’ freedom of action with respect to, or its ability to retain, any of the businesses, product lines or assets of Buyer or its Subsidiaries or other Affiliates (including, for the avoidance of doubt, following the Closing, the Acquired Company or the Acquired Assets). (c) Cooperation. With respect to any matters related to compliance with Competition Laws, each Party shall (i) promptly inform the other Party of any substantive or otherwise material communication from any Governmental Entity regarding any of the transactions contemplated hereby, (ii) to the extent permitted by applicable Laws and subject to all applicable privileges (including the attorney-client privilege), permit the other Party to review in advance any proposed substantive or otherwise material communication to any Governmental Entity, (iii) to the extent permitted by applicable Laws and subject to all applicable privileges (including the attorney-client privilege), consult with the other Party prior to any meetings, by telephone or in person, with the staff of any Governmental Entity (including the U.S. Federal Trade Commission and Department of Justice) regarding the transactions contemplated hereby, and, to the extent permitted by such Governmental Entity, such other Party shall have the right to attend and participate in any such meeting. Section 4.5 Notification. Prior to the Closing, Parent and Vectron shall promptly notify Buyer (in writing after Parent or Vectron has notice thereof), and Buyer shall promptly notify Parent and Vectron (in writing after Buyer has notice thereof), and keep such other Party advised, as to (a) any Proceeding initiated against or by such Party or, to the Knowledge of Vectron or the Knowledge of Buyer, as applicable, threatened against such Party that challenges the transactions contemplated hereby or (b) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement. Section 4.6 Intercompany Accounts. On or prior to the Closing Date, Parent and Vectron shall use reasonable best efforts to cause any intercompany accounts involving Parent, Vectron, the Equity Seller or any Affiliate thereof, on the one hand, and the Acquired Company or any Asset Seller (with respect to any Acquired Assets), on the other hand, to be fully settled and discharged (through payment, dividend, capitalization or otherwise), and in the event such settlement and discharge has not occurred, Parent and Vectron shall indemnify and hold harmless the Buyer Indemnified Parties with respect thereto. Buyer shall not assume, and the Acquired Company shall not retain, any Liability with respect to any such intercompany accounts. On or

45 OMM_US:75933001.11 prior to the Closing Date, Vectron shall use reasonable best efforts cause to be terminated and cancelled all indemnity obligations from the Acquired Company or an Asset Seller (with respect to any Acquired Assets), on the one hand, to Parent, Vectron, the Equity Seller or any Affiliate thereof, on the other hand, and shall cause to be released any Liens on any assets of the Acquired Company or on any Acquired Assets to the extent such Liens secure any Indebtedness of Parent, Vectron or their respective Affiliates (other than the Acquired Company and the Asset Sellers), and in the event such release has not occurred, Parent and Vectron shall indemnify and hold harmless the Buyer Indemnified Parties with respect thereto. Section 4.7 Guaranties. Buyer shall use commercially reasonable efforts to cause Parent and its Affiliates to be fully and irrevocably released, as promptly as practicable after the Closing Date, in respect of all guaranties implied by Contract in connection with any assignment or renewal of any such underlying Contract in the ordinary course of business; provided, however, that, notwithstanding anything to the contrary in this Agreement, such action shall not include any requirement of Buyer or its Affiliates to pay money to any third party, commence or participate in any Proceeding, offer or grant any accommodation or undertake any obligation or Liability (in each case financial or otherwise) to any third party. Article V ADDITIONAL COVENANTS Section 5.1 Tax Matters. (a) Liability for Taxes. (i) If the Closing occurs, Parent and Vectron shall be jointly and severally liable for and pay (A) Taxes imposed on the Acquired Company for any taxable year or period that ends on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Closing Date and (B) Taxes imposed on the Acquired Company pursuant to Treasury Regulation Section 1.1502-6 or similar provision of state, local or foreign Law solely as a result of the Acquired Company having been a member of a Consolidated Tax Group; provided, however, that Parent and Vectron shall not be liable for or pay, and shall not indemnify Buyer from and against, (x) any Taxes to the extent of the amount taken into account in the determination of Closing Date Working Capital, (y) any Taxes that result from any actual or the deemed election of Buyer or any Affiliate of Buyer, or from Buyer or any Affiliate of Buyer engaging in any activity or transaction, in either case that would cause the transactions contemplated by this Agreement to be treated as a purchase or sale of assets of the Acquired Company for Tax purposes and (z) any Taxes imposed on the Acquired Company as a result of transactions occurring on the Closing Date that are properly allocable to the portion of the Closing Date after the Closing (Taxes described in this proviso, the “Excluded Taxes”). (ii) Vectron shall be entitled to any refund of (or credit against) Taxes for which it is liable under this Agreement (other than to the extent such refunds

46 OMM_US:75933001.11 or credits are taken into account in the determination of Closing Date Working Capital), or otherwise related to the activities of the Acquired Business and allocable to any taxable year or period that ends on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Closing Date. (iii) For the avoidance of doubt, Parent and Vectron shall not be liable for or pay (A) any Taxes imposed on the Acquired Company for any taxable year or period that begins after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date (other than any Taxes arising as a result of a breach of any representation or warranty set forth in Section 3.1(g)(iv)) or (B) any Excluded Taxes. (iv) Real and personal property taxes, ad valorem taxes, and franchise fees or taxes (that are imposed on a periodic basis (as opposed to a net income basis)) with respect to the Acquired Assets (“Periodic Taxes”) shall be prorated between Parent and Vectron, on the one hand, and Buyer, on the other hand, for any taxable period that includes but does not end on the Closing Date. Periodic Taxes shall be prorated between Buyer, on the one hand, and Vectron and Parent, on the other hand, based on the relative periods the Acquired Assets were owned by each respective Party (or its Affiliates) during the fiscal period of the taxing jurisdiction for which such taxes were imposed by such jurisdiction (as such fiscal period is or may be reflected on the bill rendered by such taxing jurisdiction). Buyer, Parent or Vectron shall promptly forward an invoice to the other party for its reimbursable pro rata share, if any, of Periodic Taxes. For the avoidance of doubt, Buyer shall be liable for any German real estate transfer Taxes. (v) For purposes of Sections 5.1(a)(i), 5.1(a)(ii) and 5.1(a)(iii) whenever it is necessary to determine the Liability for Taxes of the Acquired Company for the portion of a Straddle Period that ends on or before the Closing Date, and the portion of a Straddle Period that begins after the Closing Date, the determination shall be made by assuming that such Straddle Period consisted of two (2) taxable years or periods, one which ended at the close of the Closing Date and the other which began at the beginning of the day following the Closing Date, and items of income, gain, deduction, loss or credit for the Straddle Period shall be allocated between such two (2) taxable years or periods on a “closing of the books basis” by assuming that the books of the Acquired Company were closed at the close of the Closing Date; provided, however, that (A) transactions occurring on the Closing Date that are properly allocable to the portion of the Closing Date after the Closing shall be allocated to the taxable year or period that is deemed to begin at the beginning of the day following the Closing Date, and (B) exemptions, allowances or deductions that are calculated on an annual basis, such as property Taxes and depreciation deductions, shall be apportioned between such two (2) taxable years or periods on a daily basis. (vi) Parent and Vectron, on the one hand, and Buyer on the other hand, will each be liable for fifty percent (50%) of all real property transfer or gains

47 OMM_US:75933001.11 Tax, sales Tax, use Tax, stamp Tax, stock transfer Tax or other similar Tax imposed on the transactions contemplated by this Agreement shall be borne by the Party required to pay such Tax under applicable Law. Parent, Vectron and Buyer will cooperate in the execution and delivery of all instruments and certificates necessary to comply with any filing requirements for such Taxes. (vii) Notwithstanding anything to the contrary in this Agreement, Parent, Vectron and Buyer agree that Parent and Vectron make no representation, warranty, and provide no other assurance or indemnification, with respect to the amount of any Tax Attributes of the Acquired Company or the Acquired Assets, or with respect to the availability on and after the Closing Date of any Tax Attributes of the Acquired Company or the Acquired Assets. Parent and Vectron shall have no Liability for any Taxes resulting from or arising with respect to any sale of the Acquired Company (or any assets thereof) or the Acquired Assets following the Closing. (b) Tax Returns. (i) Vectron shall timely file or cause to be timely filed when due (taking into account all extensions properly obtained) (x) all Tax Returns that are required to be filed with respect to the Acquired Company on a combined, consolidated or unitary basis by Vectron or any Affiliate thereof (other than the Acquired Company), and (y) all Tax Returns that are required to be filed by the Acquired Company (taking into account all extensions properly obtained) on or prior to the Closing Date. In each case, Vectron shall remit or cause to be remitted any Taxes due in respect of such Tax Returns. Vectron shall provide any such non-consolidated Tax Returns to Buyer for Buyer’s review and comment at least ten (10) days prior to the due date for such Tax Returns. Buyer shall cause to be timely filed when due (taking into account all extensions properly obtained) all Tax Returns that are required to be filed by the Acquired Company after the Closing Date and Buyer shall remit or cause to be remitted any Taxes due in respect of such Tax Returns; provided that Vectron shall pay to Buyer the amount of any such Taxes of any taxable year or period ending on or prior to the Closing Date or the portion of any Straddle Period ending on and including the Closing Date to the extent Vectron is liable for such Taxes pursuant to Section 5.1(a)(i). (ii) All Tax Returns of the Acquired Company that Buyer is required to cause to be filed in accordance with this Section 5.1(b) that relate to any taxable year or period ending on or before the Closing Date or, with respect to any non-income Tax Returns, any Straddle Period shall be prepared and filed in a manner consistent with past practice and, on such Tax Returns, no position shall be taken, election made or method adopted that is inconsistent with positions taken, elections made or methods used in preparing and filing similar Tax Returns in prior periods unless a deviation from past practice is required by mandatory law or Vectron has given its consent (not to be unreasonably withheld, conditioned or delayed) to the respective deviation from past practice. With respect to any such Tax Return of the Acquired Company that relates to any

48 OMM_US:75933001.11 taxable year or period ending on or before the Closing Date or any Straddle Period other than monthly self-assessments of the Acquired Company with respect to value added tax and wage tax, not less than thirty (30) days prior to the due date for such Tax Return, taking into account extensions (or, if such due date is within thirty (30) days following the Closing Date, as promptly as practicable following the Closing Date), Buyer shall provide Vectron with a draft copy of such Tax Return for Vectron’s approval that must not be unreasonably withheld, conditioned or delayed. Solely with respect to Tax Returns for value added tax and wage tax, Buyer shall cause the Acquired Company (x) to amend the draft Tax Return in accordance with the written instructions of Vectron, provided that such instructions of Vectron relate to any taxable year or period ending on or before the Closing Date or the portion of any Straddle Period ending on and including the portion of the Closing Date until the Closing and comply with applicable laws, and (y) to timely file the Tax Return in such amended form when due (taking into account all extensions properly obtained). (iii) None of Buyer or any Affiliate of Buyer shall (or shall cause or permit the Acquired Company to) make or change any Tax election or amend, refile or otherwise modify (or grant an extension of any statute of limitation with respect to) any Tax Return of the Acquired Company with respect to any taxable year or period ending on or before the Closing Date without the prior written consent of Vectron, not to be unreasonably withheld, conditioned or delayed. (c) Contest Provisions. (i) Buyer shall promptly notify Vectron in writing upon receipt by Buyer or any of its Affiliates of notice of any pending or threatened federal, state, local or foreign Tax audits or assessments relating to any taxable period ending on or before the Closing Date or any Straddle Period or relating to a Tax for which Vectron may be Liable pursuant to this Agreement. (ii) Vectron shall have the sole right to represent the Acquired Company’s interests in any Tax Proceeding relating to a taxable year ending on or before the Closing Date relating to a Tax for which Vectron would be liable pursuant to this Agreement, and to employ counsel of Vectron’s choice at Vectron’s expense; provided, however, that, except to the extent related to any combined, consolidated or unitary Tax Return, Buyer and its representatives shall be permitted, at Buyer’s expense, to be present at, and participate in, any such Proceeding. Neither Buyer nor any Affiliate of Buyer shall be entitled to settle, either administratively or after the commencement of a Proceeding, any claim for Taxes which could adversely affect the Liability for Taxes relating to any taxable year or period ending on or before the Closing Date or relating to a Tax for which Vectron would be liable pursuant to this Agreement without the prior written consent of Vectron, not to be unreasonably withheld, conditioned or delayed. Vectron may discharge at any time its indemnification obligation under this Section 5.1 by paying Buyer the amount payable pursuant to this Section 5.1, calculated on the date of such payment.

49 OMM_US:75933001.11 (d) Assistance and Cooperation. After the Closing Date, each of Vectron and Buyer shall (and shall cause their respective Affiliates to): (i) timely sign and deliver such certificates or forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce), or file Tax Returns or other reports with respect to, Taxes described in Section 5.1(a)(iv) (relating to sales, transfer and similar Taxes); (ii) assist the other Party in preparing any Tax Returns which such other Party is responsible for preparing and filing in accordance with Section 5.1(b), and in connection therewith, provide the other Party with any necessary powers of attorney; (iii) cooperate fully in preparing for and defending any audits of, or disputes with taxing authorities regarding, any Tax Returns of the Acquired Company and any Tax Returns related to any of the activities of the Acquired Company, including the issuing of power of attorney forms when necessary; (iv) make available to the other and to any taxing authority as reasonably requested all information, records and documents relating to Taxes of the Acquired Company or otherwise related to the activities of the Acquired Business; and (v) furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request relating to Taxes for which the other may be liable. (e) Entity Classification Election. Buyer acknowledges that Vectron intends, prior to Closing Date, to elect pursuant to Treas. Reg. Section 301.7701-3 to have the Acquired Company treated as an entity that is disregarded as separate from its owner for U.S. federal income Tax purposes. Section 5.2 Employee Matters. (a) Transferred Employees. (i) Buyer shall determine, in its sole discretion, the Current Employees who are employed by an Asset Seller as of the date hereof (collectively, the “Asset Employees”) to whom Buyer or one of its Affiliates will not offer employment, such determination to be made and communicated to the Asset Sellers no later than November 7, 2017. Buyer shall make offers of employment to all other Asset Employees, which shall be effective as of, and contingent upon, the Closing (except as otherwise provided in a Transition Services Agreement), and may provide, as determined by Buyer in its sole discretion and to the extent permitted by applicable Law, that any or all such employment relationships shall be terminable “at-will” by Buyer (or one of its Affiliates) or the applicable employee. As of the Closing (except as otherwise provided in a Transition Services Agreement) and in accordance with all

50 OMM_US:75933001.11 applicable Laws, Vectron and its Affiliates shall terminate the employment of all Asset Employees to whom Buyer or one of its Affiliates has not offered employment pursuant to this Section 5.2(a). Vectron and its Affiliates shall cooperate with and use their commercially reasonable efforts to assist Buyer in its efforts to secure employment arrangements satisfactory to Buyer with those Asset Employees to whom Buyer or any of its Affiliates makes an offer of employment. The offers of employment for each such Asset Employee will supersede any prior agreements regarding the terms and conditions of employment between such Asset Employee and the applicable Asset Seller as in effect prior to the Closing (or such later date as provided in a Transition Services Agreement), and the Asset Sellers hereby waive any and all non-competition, non-solicitation, confidentiality and similar contractual provisions or agreements to the extent they would otherwise apply to the employment of any Transferred Employee by Buyer, effective as of the date of any such hiring; provided, that in no event shall any prior agreement with respect to Intellectual Property be superseded with respect to any activities prior to the Closing Date, except that all Asset Employees shall be permitted to disclose to Buyer and its Affiliates all information in their possession or otherwise known by them which is related to the Acquired Business. Asset Employees who accept such an offer of employment from Buyer or one of its Affiliates and who actually commence employment with Buyer or one of its Affiliates immediately after the Closing, and all of the employees of the Acquired Company as of the Closing shall collectively be referred to as the “Transferred Employees.” (ii) For a period commencing on the Closing Date and ending no earlier than the one-year anniversary of the Closing Date (or, if earlier, the termination of the Transferred Employee’s employment), Buyer (or an Affiliate of Buyer) shall provide the Asset Employees who become Transferred Employees with employee benefits that are substantially comparable to the benefits provided by Buyer and its Affiliates to their similarly situated employees. Subject to applicable law and the consent of any applicable insurance provider, all compensation and benefit plans and programs established or maintained by Buyer or one of its Affiliates in which a Transferred Employee participates shall recognize such Transferred Employee’s service with the Asset Sellers or the Acquired Company (or their respective predecessors), as the case may be, for purposes of eligibility, vesting and level of vacation, severance and similar benefits, to the same extent as recognized by Vectron and its Affiliates for purposes of the corresponding Benefit Plan as of the Closing Date; provided that such recognition of service shall not apply for purposes of pension benefit accrual or result in the duplication of benefits. (b) Employee Benefit Plans Generally. As of the Closing Date, except as otherwise set forth in the Transition Services Agreement, the Acquired Company shall terminate its participation in each Benefit Plan that is not an Assumed Benefit Plan, and in no event shall any Transferred Employee be entitled to accrue any benefits under such Benefit Plans with respect to services rendered or compensation paid on or after the Closing Date, provided that to the extent a Transferred Employee participates in a Benefit

51 OMM_US:75933001.11 Plan that provides a bonus opportunity for 2017, Buyer and its Affiliates will pay to the Transferred Employee a pro-rated bonus under such plan following the Closing at such time as Buyer pays year-end bonuses in the ordinary course for the portion of 2017 that has elapsed as of the Closing Date. Buyer (or an Affiliate) and the Acquired Company shall retain or assume all rights and obligations under each Assumed Benefit Plan, whether arising prior to, on or after the Closing Date, including all assets of such plan. Neither Buyer nor any of its Affiliates will contribute to or assume sponsorship of, or have any other liability with respect to, any Retained Benefit Plan or other compensation or benefit plan or agreement of Vectron or its Affiliates (other than the Assumed Benefit Plans). (c) Severance Benefits. Vectron and its Affiliates shall be responsible for, and shall pay or cause to be paid, any claim for separation costs, severance pay or other termination benefits in accordance with the terms and conditions of any applicable plans, agreements or policies, which claims arise out of or result from any termination of employment with Vectron or any of its Affiliates of any current or former employee of Vectron or any of its Affiliates; provided, however, that Buyer shall instead be responsible for and reimburse, indemnify and hold harmless the Vectron Indemnified Parties from (i) all severance pay and benefits and all termination costs and liabilities (excluding payment for accrued base compensation and vacation through the termination date, which shall be paid by Vectron and its Affiliates) as to any Asset Employee identified on Schedule 3.1(q)(i) who is not offered employment by Buyer or one of its Affiliates as contemplated by Section 5.2(a) and whose employment is terminated by Vectron or one of its Affiliates on or before the Closing (except to the extent that such termination is required to occur following the Closing pursuant to Law or contract) and (ii) to the extent such terminations result in obligations or liabilities under the Worker Adjustment and Retraining Notification Act of 1988 or any similar state, local or other Law or result from claims of violations of Law as a result of Buyer’s hiring or other decisions, the payment of such obligations and liabilities. Any severance benefits payable by Buyer to an Asset Employee pursuant to the foregoing clause (i) shall be determined in accordance with the severance plan or employment agreement that is applicable to such Asset Employee (each of which severance plans and employment agreements is set forth on Schedule 5.2(c) and has been provided to Buyer prior to the hereof) or any applicable Law. In addition, Buyer shall be responsible for, and shall pay or cause to be paid, any claim for separation costs, severance pay or other termination benefits in accordance with the terms and conditions of any applicable plans or policies, which claims arise out of or result from any termination of employment with Buyer or any of its Affiliates of any Transferred Employee that is initiated by Buyer or any of its Affiliates after the Closing. (d) Vacation Policy. With respect to any earned but unused vacation time to which any Asset Employee who becomes a Transferred Employee is entitled pursuant to the vacation policy applicable to such Transferred Employee immediately prior to the Closing Date, Buyer or one of its Affiliates shall credit such Transferred Employee with the amount of such earned but unused vacation time. Vectron and its Affiliates shall provide the amount of accrued vacation for each such Transferred Employee to Buyer prior to the Closing Date.

52 OMM_US:75933001.11 (e) COBRA. Vectron and its Affiliates shall be responsible for providing continued group health coverage required by Section 4980B(f) of the Code and the regulations promulgated thereunder (“COBRA”) to any former employees of Vectron or any of its Affiliates (including the Acquired Company and the Asset Sellers) whose “qualifying event,” as defined by COBRA, occurred on or prior to the Closing Date (and such employees’ “qualified beneficiaries,” as defined by COBRA). Buyer and its Affiliates shall be responsible for providing continued group health coverage required by COBRA to any Transferred Employees whose “qualifying event” occurred after the Closing Date (and such Transferred Employees’ “qualified beneficiaries,” as defined by COBRA). (f) Limitation on Obligations. Nothing in this Agreement shall require Buyer or any of its Affiliates to offer employment to any Asset Employee or create any obligation on the part of Buyer any of its Affiliates (including the Acquired Company after the Closing) to continue the employment of any Transferred Employee for any definite period of time following the Closing Date. Subject to Section 5.2(a), nothing in this Agreement shall restrict Buyer or any of its Affiliates in the exercise of their independent business judgment in modifying any of the terms and conditions of the employment of the Transferred Employees following the Closing. (g) No Amendment; No Third-Party Beneficiaries. Regardless of anything else contained herein, no provision of this Agreement shall be construed to amend any Benefit Plans or arrangements or create any rights or obligations except between the Parties. No Transferred Employee or other current or former employee of Vectron, any Asset Seller or the Acquired Company, including any beneficiary or dependent thereof, or any other Person not a party to this Agreement, shall be entitled to assert any claim hereunder. Section 5.3 Post-Closing Access to Information. For a period of seven (7) years after the Closing Date, each Party shall provide, and shall cause its Affiliates to provide, when reasonably requested to do so by the other Party, reasonable access (during normal business hours) to all Books and Records and other information relating to the Acquired Company, Acquired Business, Acquired Assets and Assumed Liabilities, including the right to make copies or extracts therefrom at its expense, (i) for any reasonable business purpose in the case of access by Buyer and its Affiliates and (ii) to the extent reasonably necessary for the preparation of financial statements, regulatory filings or Tax Returns of Vectron or its Affiliates or to comply with Parent’s or its Affiliates’ obligations hereunder, in the case of access by Vectron or its Affiliates; provided, however, that no Party shall be required to violate any obligation of confidentiality, Order or Law to which any such Party is subject or to waive any privilege which such Party may possess in discharging the obligations set forth in this Section 5.3 (provided that in such event, the Parties shall reasonably cooperate with each other to seek an appropriate remedy to permit the access contemplated hereby). During such seven (7) year period, no Party shall, nor shall it permit its Affiliates to, dispose of, alter or destroy any such Books and Records or other information (other than in the ordinary course pursuant to such Party’s existing email retention policies) without giving sixty (60) days’ prior written notice to the other Party and permitting the other Party, at its expense, to examine, duplicate or repossess such Books and Records or other information.

53 OMM_US:75933001.11 Section 5.4 Trade Names. (a) Parent. (i) Ownership. Buyer acknowledges that Parent and/or its Affiliates have the absolute and exclusive proprietary right to all registered or unregistered Trademarks (including as used in a domain name) constituting or incorporating the word “Knowles” or any derivation thereof and any corporate symbols, acronyms or logos related thereto in all countries in the world and in all languages (collectively, the “Knowles Marks”). Except to the extent contemplated by Section 5.4(a)(ii), Buyer shall not, and shall cause its Affiliates (including, for the avoidance of doubt, the Acquired Company after the Closing) and its and their distributors and agents not to, use the Knowles Marks or any Trademark, corporate symbol, acronym or logo incorporating any such word in connection with the sale of any products or services or otherwise in the conduct of its or their businesses. (ii) Limited Use. Promptly (and in any event, within six (6) months) after the Closing Date or as otherwise mutually agreed to by the Parties (the “Marks Transition Period”), Buyer shall, and Buyer shall cause the Designated Purchasers, the Acquired Company and their Subsidiaries to, (A) make all filings with any office, agency or body and take all other actions necessary to effect the elimination of any use of the Knowles Marks from the corporate names, registered names or registered fictitious names of the Acquired Company, and (B) remove or cover up the Knowles Marks and any derivation thereof and any corporate symbols or logos specifically related thereto from their respective signs, purchase orders, invoices, sales orders, labels, letterheads, shipping documents, business cards, equipment, machinery, spare parts, inventory, and other materials (collectively, the “Trade Materials”); provided, however, that (x) any such utilization of the Knowles Marks during the Marks Transition Period shall be solely to the same extent as the Acquired Business used the Trade Materials immediately prior to the Closing Date, (y) Buyer shall, and shall cause its Affiliates (including, for the avoidance of doubt, the Acquired Company after the Closing), to comply with all reasonable instructions of Vectron relating to such utilization of the Knowles Marks and (z) neither Buyer nor its Affiliates (including, for the avoidance of doubt, the Acquired Company after the Closing) shall put into use any Trade Materials not in existence on the Closing Date that bear any reference to the Knowles Marks or otherwise develop new Trade Materials bearing the Knowles Marks; provided, further, however, that Buyer and the Acquired Company shall be permitted to communicate to third parties that Buyer has purchased the Acquired Business from Vectron and reference such name in such communications and provide such other information and documents as required by statute, rule or regulation.

54 OMM_US:75933001.11 (b) Vectron. (i) Ownership. Vectron acknowledges that, at the Closing, Buyer and/or its Affiliates will acquire the absolute and exclusive proprietary right to all names, trade names, trademarks, service names and service marks (including as used in a domain name) incorporating the words “Vectron” and any derivation thereof and any corporate symbols or logos related thereto in all countries in the world and in all languages. Except to the extent contemplated by Section 5.4(b)(ii), Vectron shall not, and shall cause its Affiliates (including, for the avoidance of doubt, the Asset Sellers) not to, use said words or any symbol or logo incorporating any such words in connection with the sale of any products or services or otherwise in the conduct of its or their businesses. (ii) Limited Use. Promptly (and in any event within six (6) months) after the Closing Date, Vectron shall, and Vectron shall cause its Affiliates to, remove or cover up the names “Vectron” and any derivation thereof and any corporate symbols or logos related thereto from their respective signs, purchase orders, invoices, sales orders, labels, letterheads, shipping documents, business cards and other materials, and Vectron shall not, and Vectron shall cause its Affiliates not to, put into use after the Closing Date any such materials not in existence on the Closing Date that bear any such reference; provided, however, that Vectron shall be permitted to communicate to third parties that Vectron has sold the Acquired Business to Buyer and reference such names in such communications. Section 5.5 Insurance. From and after the Closing, the Acquired Company shall cease to be insured by Vectron’s (or any of its Affiliates’ (other than the Acquired Company)) insurance policies or by any of its self-insurance programs and Vectron and its Affiliates (other than the Acquired Company) shall retain all rights to control such insurance policies and self- insurance programs, including the right to exhaust, settle, release, commute, buy back or otherwise resolve disputes with respect to any of its insurance policies and self-insurance programs. The Parties acknowledge that the Acquired Company and the Acquired Business may be entitled to the benefit of coverage under the insurance policies made available through Vectron as described on Schedule 5.5 to the extent such policies are in existence at the Closing (the “Retained Policies”), in each case with respect to acts, facts, circumstances or omissions occurring prior to the Closing (“Pre-Closing Occurrences”). For a period of twenty (20) months after the Closing, Buyer may report to Vectron any and all Pre-Closing Occurrences arising in connection with the Acquired Company or the Acquired Business to the applicable insurance providers to the extent permitted under the Retained Policies as in effect as of the date hereof (“Retained Policy Claims”). Vectron shall consider in good faith such Retained Policy Claims, and if in the good faith judgment of Vectron the submission of such Retained Policy Claims would not be materially harmful to Vectron or its subsidiaries or their businesses, Vectron shall submit such Retained Policy Claims to the insurer; provided that Buyer agrees to reimburse Vectron promptly upon request for all reasonable out-of-pocket costs or expenses incurred by Vectron or any Affiliate of Vectron in connection with making or pursuing any claim pursuant to this Section 5.5, including the costs of filing a claim and any deductibles that are or become payable by such other party or any Affiliate of such other party under the applicable insurance

55 OMM_US:75933001.11 policies or self-insurance programs as a direct result of claims made pursuant to this Section 5.5 (such costs and expenses referred to in this clause (b), “Recovery Costs”). With respect to Pre- Closing Occurrences, Vectron (with respect to the Retained Policies) shall be under no obligation to continue to maintain such Retained Policies if Vectron determines in good faith that the interests of Vectron, its subsidiaries and its businesses would be better served by not continuing such policies. Notwithstanding anything in this Section 5.5 to the contrary, this Section 5.5 shall be subject in all respects to the terms of Vectron’s insurance policies as of the date hereof, and to the extent such insurance policies do not permit any of the matters described in this Section 5.5, then Vectron shall be under no obligation to Buyer with respect to such matters. Section 5.6 Further Assurances. From time to time after the Closing Date and without further consideration, (a) upon the request of any Party, the other Parties shall execute and deliver to the requesting Party such documents and take such actions as the requesting Party reasonably requests to consummate more effectively the intent and purposes of the Parties under this Agreement and the transactions contemplated hereby; and (b) upon the request of Buyer, Parent and Vectron shall, and shall cause the Equity Seller and the Asset Sellers to, execute and deliver all instruments of transfer, conveyance, assignment, substitution and confirmation and take such action as Buyer may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to Buyer or any Designated Purchaser and confirm Buyer’s or any Designated Purchaser’s title to the Acquired Shares and the Acquired Assets, to put Buyer or a Designated Purchaser in actual possession and operating control thereof, to permit Buyer or a Designated Purchaser to exercise all rights with respect thereto (including all rights with respect to Nonassignable Assets, subject to the terms and conditions set forth in Section 1.2(c)) and to complete the transactions contemplated hereby. Section 5.7 Non-Competition; Non-Solicitation. (a) Subject to Section 5.7(b), in order for Buyer to protect and preserve the going concern value and goodwill of the Acquired Business, and as a material inducement to Buyer to enter into this Agreement, Parent and Vectron shall not, and shall cause each of their respective Affiliates not to, directly or indirectly (whether by itself, through an Affiliate or in partnership or conjunction with, or as a member, owner, consultant or agent of, any other Person): (i) for a period of three (3) years following the Closing Date, undertake, participate or carry on or be engaged in, or in any other manner advise or knowingly assist any other Person in connection with the operation of, any Competing Business Activities where such Competing Business Activities are conducted as of the date hereof; (ii) for a period of three (3) years following the Closing Date, solicit, entice, encourage or influence, or attempt to solicit, entice, encourage or influence, any customer of the Acquired Business as of the Closing Date to terminate or modify its business relationship with Buyer or the Acquired Company; and

56 OMM_US:75933001.11 (iii) for a period of three (3) years following the Closing Date, solicit, entice, encourage or influence, or attempt to solicit, entice, encourage or influence, any Transferred Employee or any other Person to resign or otherwise leave the employ of Buyer or any of its Affiliates (including the Acquired Company) or otherwise hire, employ, engage or contract with any Transferred Employee, to perform services other than for the benefit of Buyer or its Affiliates (including the Acquired Company). (b) Notwithstanding Section 5.7(a), Parent, Vectron and their respective Affiliates shall not be prohibited from or restricted in any way with respect to: (i) advertising job openings by use of newspapers, magazines, the Internet and other media not directed at individual Transferred Employees, or hiring any such Transferred Employees or other Persons as a result thereof, (ii) hiring or soliciting any Transferred Employee who has terminated employment with Buyer, the Acquired Company or any Affiliate thereof, so long as there was no solicitation by Parent, Vectron or any of their respective Affiliates prior thereto, (iii) holding not more than two percent (2%) of a class of stock of a publicly-held corporation which is traded on a national securities exchange or in the over-the-counter market, so long as Parent, Vectron or such Affiliate, as applicable, with such ownership interest does not have any participation in the business or management of such entity or (iv) acquiring, and following such acquisition engaging in any business that has a Subsidiary, division, group, franchise or segment that is engaged in any Competing Business Activity, so long as for the most recent fiscal year ending prior to the date of such acquisition, the revenues derived from the Competing Business Activities were less than seven and one-half percent (7.5%) of the total consolidated revenues of such business. (c) As a material inducement to Parent and Vectron to enter into this Agreement, Buyer agrees that it shall not, and shall cause each of its Affiliates not to, directly or indirectly (whether by itself, through an Affiliate or in partnership or conjunction with, or as a member, owner, consultant or agent of, any other Person) for a period of three (3) years following the Closing Date, solicit, entice, encourage or influence, or attempt to solicit, entice, encourage or influence, any of the Persons identified on Schedule 5.7(c) to resign or otherwise leave the employ of Parent, Vectron or any of their respective Affiliates or otherwise hire, employ, engage or contract with any such Person identified on Schedule 5.7(c) to perform services; provided, however, that Buyer and its Affiliates shall not be prohibited from or restricted in any way with respect to: (i) advertising job openings by use of newspapers, magazines, the Internet and other media not directed at any such Person identified on Schedule 5.7(c) or hiring any such Person identified on Schedule 5.7(c) as a result thereof or (ii) hiring or soliciting any such Person who has terminated employment with Parent, Vectron or any Affiliate thereof, so long as there was no solicitation by Buyer or its Affiliates prior thereto. (d) If any court of competent jurisdiction will, at any time, deem the term of any particular restrictive covenant contained in this Section 5.7 too lengthy, the geographic area covered too extensive or the scope too broad, the other provisions of this Section 5.7 will nevertheless stand, and the covenant, as determined by a court of competent jurisdiction, will be deemed reformed such that the term will be deemed to be

57 OMM_US:75933001.11 the longest period permissible by applicable Law under the circumstances, the geographic area covered will be deemed to comprise the largest territory permissible by applicable Law under the circumstances and the scope will be as broad as permissible by applicable Law under the circumstances. The court of competent jurisdiction in each case will reduce the term, geographic area and/or scope covered to permissible duration, size or breadth. (e) Each of Parent and Vectron represents that it is familiar with the covenants not to compete and not to solicit contained herein and is fully aware of its obligations hereunder. Each of Parent and Vectron further agrees that the length of time, scope and geographic coverage is reasonable given the benefits it has received hereunder. Each of Parent Vectron further acknowledges and agrees that the covenants set forth in this Section 5.7 are necessary for the protection of Buyer’s business interests, including the goodwill and confidential information being transferred by reason of the Transaction, that irreparable injury will result to Buyer if Parent, Vectron or any of their respective Affiliates breaches any of the terms of this Section 5.7, and that in the event of an actual or threatened breach by Parent, Vectron or any of their respective Affiliates of any of the provisions contained in this Section 5.7, Buyer will have no adequate remedy at Law. Each of Parent and Vectron accordingly agrees that in the event of any actual or threatened breach by Parent, Vectron or any of their respective Affiliates of any of the provisions contained in this Section 5.7, Buyer will be entitled to injunctive and other equitable relief. Nothing contained herein will be construed as prohibiting Buyer or any of its Affiliates from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of any damages that it is able to prove. Section 5.8 Exclusive Dealing. During the period from the date of this Agreement through the earlier of the Closing or the termination of this Agreement in accordance with its terms, Parent and Vectron shall not, nor permit any of their respective Affiliates, officers, directors or employees and shall direct their representatives, consultants, financial advisors, attorneys, accountants or other agents or representatives not to, take any action to solicit, encourage, initiate, engage in or continue discussions, negotiations or other communications with, provide any information to or otherwise cooperate in any way with, or accept any proposal or offer from, or enter into any agreement with any Person (other than Buyer and/or its Affiliates) concerning (a) any direct or indirect purchase, transfer or issuance of the Acquired Company’s equity securities, (b) any merger, consolidation, statutory share exchange, business combination, recapitalization, reorganization, liquidation, dissolution, sale of stock or sale, lease, pledge or exchange of assets or similar transaction involving the Acquired Company, the Acquired Business, the Acquired Assets or the Assumed Liabilities, (c) any initial public offering or private placement of any securities of the Acquired Company or any Asset Seller or (d) any other transaction involving the sale, lease, license or other transfer or disposition of any Acquired Assets, or right under any Acquired Assets, except for (i) the sale of inventory items in the ordinary course of business, (ii) the sale of any assets with a value that does not exceed $50,000 and (iii) the sale of any assets that are obsolete or which have not been used in the Acquired Business during the twelve (12) months preceding the date hereof (each such transaction in clauses (a) through (d), an “Acquisition Transaction”). In the event Parent, Vectron or their respective Affiliates consummates an Acquisition Transaction on or before June 30, 2018, Parent or Vectron shall pay or cause to be paid, by wire transfer of immediately

58 OMM_US:75933001.11 available funds to a bank account or accounts specified by Buyer, an amount equal to the Due Diligence Fee Amount. Section 5.9 Parent and Vectron. Parent and Vectron shall each cause their respective Subsidiaries to comply with and effect the provisions of this Agreement. In addition, between the date hereof and Closing, Parent and Vectron shall use their respective reasonable best efforts to prepare and deliver to Buyer a true and complete list of (i) all Contracts used in or related to the Acquired Business that are in effect as of the date hereof and (ii) all of the licenses, permits, approvals, authorizations and consents of all Governmental Entities owned, held, possessed or applied for by the Acquired Company and each Asset Seller (with respect to the Acquired Assets) as of the date hereof. Section 5.10 Bank Accounts; Post-Closing Receipts. Parent, Vectron and their respective Affiliates shall use their reasonable best efforts to transfer any bank accounts used exclusively by the Business to Buyer or one of its Affiliates at Closing or as promptly as practicable thereafter. If, after the Closing Date, any Party or any of its Affiliates receives any funds belonging to another Party or any of its Affiliates in accordance with the terms of any Transaction Document, the receiving party will, or will cause its Affiliates to, promptly advise the party or its applicable Affiliate to which such funds belong, will segregate and hold such funds in trust for the benefit of such Party or its applicable Affiliate and will promptly deliver such funds, together with any interest earned thereon to such Party or its applicable Affiliate. Section 5.11 Transition Services Agreements. The Parties agree that, should Buyer so request, following the Closing, for a transitional period, Knowles and Vectron will use commercially reasonable efforts to provide certain goods and services to Buyer (including those services set forth in Schedule 5.11) pursuant to one or more Transition Services Agreement. The Parties agree to negotiate such Transition Services Agreements in good faith between signing and Closing. Article VI CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS Section 6.1 Conditions Precedent to Buyer’s Obligations. Each and every obligation of Buyer to be performed on or after the Closing under this Agreement is subject to the satisfaction (or written waiver by Buyer, to the extent permissible under applicable Law), prior to or at the Closing, of each of the following conditions: (a) Representations and Warranties. Each of the (i) (A) the Seller Fundamental Matters shall be true and correct in all material respects on the Closing Date as though made on the Closing Date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date) and (B) the representations and warranties of Parent and Vectron made in Section 3.1(h)(i) shall be true and correct in all respects on the Closing Date as though made on the Closing Date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date) and (ii) representations and warranties of Parent and Vectron made in Section 3.1 of this Agreement (other than the Seller Fundamental

59 OMM_US:75933001.11 Matters and the representations and warranties in section 3.1(h)(i)) shall be true and correct in all respects on the Closing Date as though made on the Closing Date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date), except for failures of such representations and warranties to be true and correct which, individually or in the aggregate, have not resulted in a Material Adverse Effect, in the case of clauses (i)(A) and (ii) when read without any exception or qualification for materiality, Material Adverse Effect or other similar qualifier (except to the extent such qualifier is used in the term “Material Contract”). (b) Performance of Obligations. Parent and Vectron shall have performed or complied with in all material respects all obligations and covenants required by this Agreement to be performed or complied with by Parent and Vectron, as the case may be, at or prior to the time of the Closing. (c) No Injunction, Etc. No preliminary or permanent injunction or Order issued by any Governmental Entity that restrains, enjoins or otherwise prohibits the transactions contemplated hereby shall be in effect. (d) Delivery of Documents. Parent and Vectron shall have delivered, or caused to have been delivered, to Buyer the documents described in Section 8.2. (e) Compliance with HSR Act and Other Competition Laws. All relevant waiting periods under the HSR Act shall have expired or been terminated. Section 6.2 Frustration of Conditions Precedent. Buyer may not rely on the failure of any condition set forth in Section 6.1 to be satisfied if such failure was caused primarily by Buyer’s breach of its obligations under this Agreement. Article VII CONDITIONS PRECEDENT TO PARENT’S AND VECTRON’S OBLIGATIONS Section 7.1 Conditions Precedent to Parent’s and Vectron’s Obligations. Each and every obligation of Parent and Vectron to be performed on or after the Closing under this Agreement is subject to the satisfaction (or written waiver by Vectron, to the extent permissible by applicable Law), prior to or at the Closing, of each of the following conditions: (a) Representations and Warranties. Each of the (i) representations and warranties of Buyer made in the Buyer Fundamental Matters shall be true and correct in all material respects on the Closing Date as though made on the Closing Date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date), and (ii) the representations and warranties of Buyer made in Section 3.2 of this Agreement (other than the Buyer Fundamental Matters) shall be true and correct in all respects on the Closing Date as though made on the Closing Date (except for those representations and warranties made as of a particular date, which shall be true and correct in all material respects as of such date) except as would not be reasonably expected to materially impair or delay the ability of Buyer to consummate the

60 OMM_US:75933001.11 transactions contemplated by this Agreement, in the case of clause (ii) when read without any exception or qualification for materiality or other similar qualifier. (b) Performance of Obligations. Buyer shall have performed or complied with in all material respects all obligations and covenants required by this Agreement to be performed or complied with by Buyer at or prior to the time of the Closing. (c) No Injunction, Etc. No preliminary or permanent injunction or Order issued by any Governmental Entity that restrains, enjoins or otherwise prohibits the transactions contemplated hereby shall be in effect. (d) Delivery of Documents. Buyer shall have delivered, or caused to have been delivered, to Vectron the documents described in Section 8.3. (e) Compliance with HSR Act and Other Competition Laws. All relevant waiting periods under the HSR Act shall have expired or been terminated. Section 7.2 Frustration of Conditions Precedent. Parent and Vectron may not rely on the failure of any condition set forth in Section 7.1 to be satisfied if such failure was caused primarily by Parent’s or Vectron’s breach of its respective obligations under this Agreement. Article VIII CLOSING Section 8.1 Closing Date. Unless this Agreement shall have been terminated and the transactions contemplated hereby shall have been abandoned pursuant to Section 10.1, and provided that the conditions to the Closing set forth in Section 6.1 and Section 7.1 are satisfied or waived, the closing with respect to the transactions contemplated hereby (the “Closing”) shall take place at 10:00 a.m., Central Time, on the second (2nd) Business Day immediately following the satisfaction or waiver of such conditions to the Closing, or at such other time as the Parties shall agree upon. The actual date of the Closing is referred to in this Agreement as the “Closing Date.” Notwithstanding the foregoing, all acts and transactions to be taken or effected at the Closing shall be deemed to be effective as of the close of business on the Closing Date in the respective jurisdictions in which the Acquired Business is operated. Section 8.2 Items to be Delivered by Vectron. At the Closing, Parent and Vectron shall deliver to Buyer the following documents, in each case duly executed or otherwise in proper form: (a) Compliance Certificate. A certificate, in form and substance reasonably acceptable to Buyer, dated the Closing Date, signed on behalf of Parent and Vectron by a duly authorized officer of each of them, confirming the satisfaction of the conditions set forth in Sections 6.1(a), 6.1(b) and 6.1(f). (b) Stock Certificates; Instruments of Conveyance and Transfer. Such stock transfer instruments, Local Agreements, deeds, bills of sale, endorsements, consents, assignments and other good and sufficient instruments of conveyance and assignment as

61 OMM_US:75933001.11 shall be effective to vest in Buyer all right, title and interest in and to the Acquired Shares and the Acquired Assets, in each case in form and substance reasonably satisfactory to Buyer and executed by the applicable Asset Seller, the Acquired Company or the Equity Seller, and as provided for pursuant to this Agreement or as otherwise agreed by the Parties. (c) Resignations. The resignations of the individuals listed in Schedule 8.2(c) from their respective positions as managing directors and/or special proxy holders of the Acquired Company, effective as of the Closing Date. (d) Transition Services Agreement. Each Transition Services Agreement, duly executed by Vectron. (e) FIRPTA Certificate. A properly executed statement by Vectron, in form and substance reasonably acceptable to Buyer, for purposes of satisfying Buyer’s obligations under Treasury Regulation Section 1.1445-2(c)(3). Section 8.3 Items to be Delivered by Buyer. At the Closing, Buyer shall deliver to Vectron the following documents, in each case duly executed or otherwise in proper form: (a) Compliance Certificate. A certificate, in form and substance reasonably acceptable to Vectron, dated the Closing Date, signed on behalf of Buyer by a duly authorized officer thereof, confirming the satisfaction of the conditions set forth in Sections 7.1(a) and 7.1(b). (b) Instruments of Assumption and Transfer. With respect to each Material Jurisdiction, such assumption instruments, Local Agreements, endorsements, consents, and other good and sufficient instruments of assumption as shall be effective to vest in Buyer all right, title and interest in and to the Acquired Shares and the Acquired Assets, in each case as provided for pursuant to this Agreement or as otherwise agreed by the Parties. (c) Transition Services Agreement. Each Transition Services Agreement, duly executed by Buyer. Article IX INDEMNIFICATION Section 9.1 Indemnification by Parent and Vectron. (a) General. If the Closing occurs, and subject to the terms and conditions of this Article IX, Parent and Vectron shall jointly and severally indemnify and hold harmless Buyer and its Affiliates (including the Acquired Company) and its and their respective directors, officers, employees, agents and representatives, and each of the heirs, executors, assigns and successors of any of the foregoing (each, a “Buyer Indemnified Party”), from and against all Losses directly or indirectly arising from or related to (i) any inaccuracy in or breach of any representation or warranty made by

62 OMM_US:75933001.11 Parent or Vectron contained in this Agreement or the certificate contemplated by Section 8.2(a), (ii) any breach of any covenant or agreement made by Parent or Vectron contained in this Agreement, (iii) any Transaction Expenses not taken into account in the computation of the Purchase Price pursuant to Article II, (iv) any Excluded Liabilities and (v) any breach by Parent, Vectron or any of their Affiliates of Section 5.1(a)(i). (b) Limitations. Parent’s and Vectron’s obligations under Section 9.1(a)(i) shall be subject to the following limitations: (i) Parent and Vectron shall not have any Liability for Losses under Section 9.1(a)(i) unless and until (A) each individual unrelated claim for Losses exceeds $50,000 (at which point Parent and Vestron shall be liable from the first dollar) and (B) the aggregate of all Losses relating thereto for which Parent or Vectron would otherwise be liable exceeds $1,000,000 (it being understood such amount shall be a deductible for which Parent and Vectron shall bear no indemnification responsibility); and (ii) Parent and Vectron shall not have any Liability for Losses under Section 9.1(a)(i) to the extent the aggregate amount of Losses for which Parent or Vectron would otherwise be liable exceeds $15,000,000; provided, however, that the limitations set forth in this Section 9.1(b) shall not apply to: (i) any inaccuracy in or breach of any representation or warranty set forth in Sections 3.1(a) (Due Organization and Power), 3.1(b) (Authority), 3.1(c) (Ownership), 3.1(d) (Title to Acquired Shares), 3.1(g) (Tax Matters), 3.1(m) (Title to the Acquired Assets; Sufficiency of Assets), or 3.1(w) (Fees) (collectively, the “Seller Fundamental Matters”) or (ii) any inaccuracy in or breach of any representation or warranty set forth in Sections 3.1(l) (Environmental Matters) or 3.1(f). (c) Limited Survival. (i) The indemnification provided for in Section 9.1(a)(i) shall terminate upon the eighteen (18) month anniversary of the date hereof, except with respect to (x) the Seller Fundamental Matters (other than the representations and warranties set forth in Section 3.1(g) (Tax Matters)), in which case such indemnification shall survive until the applicable statute of limitations, and (y) the representations and warranties set forth in Section 3.1(g) (Tax Matters) and the covenants of Parent and Vectron set forth in Section 5.1, in which case such indemnification shall survive until ninety (90) days following the expiration of the applicable statute of limitations (e.g., the statute of limitations applicable to the underlying Tax under the relevant tax laws), (ii) the indemnification provided for in Section 9.1(a)(ii) shall terminate in accordance with the expiration of the terms of the covenants and agreements covered thereby or, if no term is expressly stated therein, upon the expiration of the statute of limitations period applicable to the matters covered thereby, and (iii) the indemnification provided for in Sections 9.1(a)(iii), 9.1(a)(iv), 9.1(a)(v) and 9.1(a)(vi) shall survive until sixty (60) days following the expiration of the statute of limitations period applicable to the matters covered thereby (e.g., the statute of limitations applicable to the underlying Tax under the relevant tax laws if the indemnification relates to a Tax); provided, however, that, in each case, such indemnification shall continue thereafter as to any Losses with respect to which a Buyer Indemnified Party has validly given Parent or Vectron an Indemnification

63 OMM_US:75933001.11 Notice in accordance with Section 9.3 on or prior to the date such indemnification would have otherwise terminated in accordance with this Section 9.1(c), as to which such indemnification shall continue solely with respect to the specific matters identified in such Indemnification Notice until the resolution thereof in accordance with this Agreement. (d) Maximum Liability. Notwithstanding anything contained herein to the contrary, from and after the Closing, the maximum aggregate Liability of Parent and Vectron pursuant to this Article IX (other than with respect to indemnification for Section 9.1(a)(iv) (Excluded Liabilities), Section 9.1(a)(v) (breaches by Parent, Vectron or any of their Affiliates of Section 5.1(a)(i), breaches of the representations and warranties set forth in Section 3.1(l) (Environmental Matters), breaches by Parent, Vectron or any of their respective Affiliates of Section 5.7 and claims for fraud) shall not exceed the amount of the Base Purchase Price. (e) Manner of Payment. Any indemnification of the Buyer Indemnified Parties pursuant to this Article IX shall be effected by wire transfer of immediately available funds from the applicable Persons to an account designated in writing by the applicable Buyer Indemnified Parties within fifteen (15) days after the determination thereof; provided, however, that any indemnification owed by Parent or Vectron to the Buyer Indemnified Parties pursuant to Section 9.1(a)(i) shall be satisfied first from any funds then remaining in the Escrow Account and thereafter by Parent or Vectron directly. The Parties shall deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to make any distributions from the Escrow Account expressly provided herein. Section 9.2 Indemnification by Buyer. (a) General. If the Closing occurs, and subject to the terms and conditions of this Article IX, Buyer shall indemnify and hold harmless Parent, Vectron and their respective Affiliates and their respective directors, officers, employees, agents and representatives, and each of the heirs, executors, assigns and successors of any of the foregoing (each, a “Vectron Indemnified Party”), from and against all Losses directly or indirectly arising from or related to (i) any inaccuracy in or breach of any representation or warranty made by Buyer contained in this Agreement or the certificate contemplated by Section 8.3(a), (ii) any breach of any covenant or agreement made by Buyer contained in this Agreement and (iii) the Assumed Liabilities. (b) Limitations. Buyer’s obligations under Section 9.2(a)(i) shall be subject to the following limitations: (i) Buyer shall not have any Liability for Losses under Section 9.2(a)(i) unless and until (A) each individual unrelated claim for Losses exceeds $50,000 (at which point Parent and Vectron shall be liable from the first dollar) and (B) the aggregate of all Losses relating thereto for which Buyer would otherwise be liable exceeds $1,000,000 (it being understood that such amount

64 OMM_US:75933001.11 shall be a deductible for which Buyer shall bear no indemnification responsibility); and (ii) Buyer shall not have any Liability for Losses under Section 9.2(a)(i) to the extent the aggregate amount of Losses for which Buyer would otherwise be liable exceeds $15,000,000; provided, however, that the limitations set forth in this Section 9.2(b) shall not apply to: any inaccuracy in or breach of any representation or warranty set forth in Sections 3.2(a) (Due Organization and Power), 3.2(b) (Authority) and 3.1(h) (Fees) (collectively, the “Buyer Fundamental Matters”). (c) Limited Survival. (i) The indemnification provided for in Section 9.2(a)(i) shall terminate upon the eighteen (18) month anniversary of the Closing Date, except with respect to any Buyer Fundamental Matters, in which case such indemnification shall survive until the applicable statute of limitations, (ii) the indemnification provided for in Section 9.2(a)(ii) shall terminate in accordance with the expiration of the terms of the covenants and agreements covered thereby or, if no term is expressly stated therein, upon the expiration of the statute of limitations period applicable to the matters covered thereby and (iii) the indemnification provided for in Sections 9.2(a)(iii) shall survive until sixty (60) days following the expiration of the statute of limitations period applicable to the matters covered thereby; provided, however, that, in each case, such indemnification shall continue thereafter as to any Losses with respect to which a Vectron Indemnified Party has validly given Buyer an Indemnification Notice in accordance with Section 9.3 on or prior to the date such indemnification would have otherwise terminated in accordance with this Section 9.2(b), as to which such indemnification shall continue solely with respect to the specific matters identified in such Indemnification Notice until the resolution thereof in accordance with this Agreement. (d) Maximum Liability. Notwithstanding anything contained herein to the contrary, from and after the Closing, the maximum aggregate Liability of Buyer pursuant to this Article IX (other than with respect to indemnification for the Assumed Liabilities and claims for fraud) shall not exceed the amount of the Base Purchase Price. Section 9.3 Procedures Relating to Indemnification Between the Parties. Following the discovery of any facts or conditions that could reasonably be expected to give rise to a Loss or Losses for which indemnification under this Article IX can be obtained, the Party seeking indemnification under this Article IX (the “Indemnified Party”) shall promptly provide written notice to the Party from whom indemnification is sought (the “Indemnifying Party”), setting forth the specific facts and circumstances, in reasonable detail (to the extent known), relating to such Loss or Losses, the amount of Loss or Losses (or a non-binding, reasonable estimate thereof if the actual amount is not known or not capable of reasonable calculation) and the specific Section(s) of this Agreement upon which the Indemnified Party is relying in seeking such indemnification (an “Indemnification Notice”); provided, however, that any failure of an Indemnified Party to timely deliver such notice shall not limit the obligations of the Indemnifying Party hereunder except to the extent that (and only to the extent that) the Indemnifying Party shall have been actually and materially prejudiced as a result of such failure.

65 OMM_US:75933001.11 If any Party asserts a claim for indemnification against any other Party for any Losses pursuant to this Section 9.3, the Parties shall attempt to resolve such claim through good faith negotiations between them and, if not resolved through negotiations, such dispute shall be resolved in accordance with Article XI. Section 9.4 Procedures Relating to Indemnification for Third Party Claims. (a) Notice. In order for an Indemnified Party to be entitled to any indemnification provided for under this Article IX arising out of or involving a claim or demand made by any third party, including any Governmental Entity (a “Third Party Claim”), the Indemnified Party must provide an Indemnification Notice to the Indemnifying Party relating to the Third Party Claim as soon as practicable after the Indemnified Party’s receipt of notice of the Third Party Claim, but in no event later than fifteen (15) Business Days thereafter; provided, however, that any failure of an Indemnified Party to promptly deliver such notice shall not limit the obligations of the Indemnifying Party hereunder except to the extent that (and only to the extent that) the Indemnifying Party shall have been actually and materially prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents, including all court papers, received by the Indemnified Party relating to the Third Party Claim, except to the extent such delivery does not affect any privilege relating to the Indemnified Party. Notwithstanding the foregoing, any claim or demand made by a third party relating to a Tax for which Vectron may be Liable pursuant to this Agreement shall be governed by Section 5.1(c). (b) Defense. (i) If a Third Party Claim is made against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in the defense thereof at the Indemnifying Party’s expense and, if the Indemnifying Party so chooses (in its sole discretion), to assume the defense thereof with counsel selected by the Indemnifying Party, unless (A) the Indemnifying Party is also a party to such Proceeding and, in the reasonable opinion of counsel to such Indemnified Party, joint representation would result in a legal conflict of interest or require the assertion of conflicting defenses or counterclaims, (B) the Indemnifying Party has failed and is failing to vigorously defend such Third Party Claim, (C) the Third Party Claim is reasonably likely to involve monetary liability of the Indemnified Party in excess of the applicable limitation set forth in Section 9.1 to such claim or (D) the Third Party Claim alleges a violation of Law by, or would involve injunctive or equitable relief against, an Indemnified Party). (ii) If the Indemnifying Party so elects to assume the defense of a Third Party Claim, then (A) the Indemnifying Party shall not be liable to the Indemnified Party for the reasonable fees and expenses of counsel subsequently incurred by the Indemnified Party in connection with the defense thereof and (B) the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed

66 OMM_US:75933001.11 by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense in all respects. If the Indemnifying Party chooses to defend any Third Party Claim, then the Parties shall cooperate in all reasonable respects in the defense and/or settlement of such Third Party Claim, which cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision (subject to Section 4.3) to the Indemnifying Party of records that are reasonably relevant to such Third Party Claim and making employees available on a mutually convenient basis as may be reasonably necessary for the preparation of the defense of such Third Party Claim. The Indemnifying Party shall not consent to a settlement of, or the entry of any judgment arising from, any Third Party Claim without the consent of the Indemnified Party unless such settlement (x) is solely for money damages and the Indemnifying Party agrees to pay all such money damages, (y) does not involve any finding or admission by any Indemnified Party of any violation of Law or Order or other wrongdoing by any Indemnified Party and (z) contains a complete and unconditional release of the Indemnified Party of all Liability with respect to any such Proceeding. If the Indemnifying Party, within thirty (30) days after receipt of an Indemnification Notice relating to a Third Party Claim, chooses not to or does not assume the defense of a Third Party Claim or fails to defend such Third Party Claim actively and in good faith, then the Indemnified Party shall (upon further notice to the Indemnifying Party) have the right to defend, compromise or settle such Third Party Claim or consent to the entry of judgment with respect to such Third Party Claim at the expense of the Indemnifying Party; provided, however, that the Indemnified Party shall not compromise or settle such Third Party Claim or consent to the entry of judgment with respect to such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed. Section 9.5 Environmental Matters. Notwithstanding the provisions of Sections 9.3 and 9.4, the following shall apply to any indemnification claims asserted by a Buyer Indemnified Party relating to Pre-Closing Environmental Matters or any alleged breach of the representations and warranties set forth in Section 3.1(l) (collectively, “Environmental Matters”): (a) To the extent that Losses for Environmental Matters for which Parent and Vectron would otherwise be obligated to indemnify a Buyer Indemnified Party under this Agreement are increased as a result of any action of Buyer or any Buyer Indemnified Party (including the Acquired Company), or any employee, agent, contractor, tenant, lessee, sublessee, licensee, permittee or invitee of any of the foregoing (other than the perpetuation or continuation of any pattern or practice of the Acquired Business that was being undertaken prior to the Closing), after the Closing, then Parent and Vectron shall not be liable for the amount of such increase except to the extent such increase is caused by excavation, construction or renovation on any Acquired Real Property (consistent with commercially reasonable practices) including if and as required to perform utility maintenance, to construct and/or repair building foundations or other improvements, renovations or expansions, or to perform other subsurface work reasonably necessary to sustain or expand the ongoing operations on the Acquired Real Property, in which case Parent and Vectron shall be liable to such extent.

67 OMM_US:75933001.11 (b) With respect to the Existing Environmental Matters, Buyer shall, and shall cause the Acquired Company to, cooperate with respect to any ongoing monitoring activities, including allowing the party responsible to complete the ongoing remedial activity and the relevant Governmental Entity continued access to the relevant Acquired Real Property at reasonable times and upon reasonable notice, and without unreasonable interference with business operations; provided, however, that neither Buyer nor the Acquired Company after the Closing Date shall be required to incur any costs related to such cooperation and access. (c) Parent and Vectron shall have the right to defend and control any indemnity claim relating to an Environmental Matter, except for Environmental Matters relating to violations of Environmental Laws alleged by a Governmental Entity against the Acquired Company, including the disclosure, investigation, negotiation, performance and settlement thereof; provided, however, that Parent and Vectron shall: (i) keep Buyer reasonably informed relating to the progress of such claim (including providing Buyer with the opportunity to participate in any meetings (whether in person or telephonic) with Governmental Entities) and provide reasonable opportunity for Buyer to comment on any proposed activities (including any written communications with Governmental Entities) relating to such Environmental Matter (and Parent and Vectron shall consider in good faith any reasonable comments of Buyer); (ii) select counsel, contractors and consultants of recognized standing and competence in connection with such Environmental Matter; (iii) diligently and promptly pursue the resolution thereof; and (iv) not prevent or interfere with the ordinary course operations of the Acquired Business or the Acquired Company or with any continuing use of any Acquired Real Property; provided that in the event Parent’s and Vectron’s proposed resolution of an Environmental Matter would reasonably be expected to have a material impact on the ongoing operations of the Acquired Business, Parent’s and Vectron’s defense and control of such Environmental Matter, including the disclosure, investigation, negotiation, performance and settlement thereof, shall be subject to Buyer’s participation and consent. (d) Any obligation of Parent or Vectron to undertake remedial action in respect of any Environmental Matter, including at any Acquired Real Property, shall be limited to, and their respective obligations under this Agreement shall be satisfied upon, completion of remedial action sufficient to achieve commercial/industrial cleanup standards under applicable Environmental Laws as in effect at the time such Environmental Matter is addressed and, if applicable, by any Order or requirement of the relevant Governmental Entity, or, for any Leased Real Property, required to address the reasonable demands of the landlord based on the terms of any applicable lease agreement in effect as of the Closing Date. Neither Parent nor Vectron shall be liable for Losses incurred in connection with the sale or closure of any Acquired Real Property to the extent attributable to any change in use from industrial/commercial use. Section 9.6 Determination of Indemnification Amounts. (a) Without limiting the effect of any other limitation contained in this Article IX, for purposes of computing the amount of any and all Losses recoverable under this Article IX, there shall be deducted an amount equal to the amount of any

68 OMM_US:75933001.11 insurance proceeds, indemnification payments, contribution payments or reimbursements actually received (net of costs of enforcement, deductibles and retro-premium adjustments) by the Indemnified Party or any of its Affiliates in connection with such Losses or any of the circumstances giving rise thereto and less the present value of all insurance policy premium increases reasonably anticipated to result therefrom in the three (3) years following the Closing and any costs incurred by the Indemnified Party in pursuing recovery under such policies (it being understood that the Indemnified Party and any of its Affiliates shall use commercially reasonable efforts to obtain such proceeds, payments or reimbursements). (b) The calculation of Losses shall not include losses arising because of a change after the Closing in applicable Law or accounting principle. (c) For purposes of computing the amount of any and all Losses recoverable under this Article IX with respect to the Acquired Company, there shall be deducted all reductions in federal, state, local and other Taxes (including estimated Taxes) realized or reasonably expected to be realized by the Acquired Company, Buyer or any of their other Affiliates as a result of the event giving rise to such Loss (the “Indemnified Event”) in the taxable year or period of the Indemnified Event and the subsequent two (2) taxable years or periods. (d) In any case where an Indemnified Party recovers from third Persons any amount in respect of a matter with respect to which an Indemnifying Party has indemnified it pursuant to this Article IX, such Indemnified Party shall promptly pay over to the Indemnifying Party the amount so recovered (after deducting therefrom the full amount of the expenses incurred by it in procuring such recovery), but not in excess of the sum of (i) any amount previously so paid by the Indemnifying Party to or on behalf of the Indemnified Party in respect of such matter and (ii) any amount expended by the Indemnifying Party in pursuing or defending any claim arising out of such matter. (e) No Indemnifying Party shall be required to indemnify and hold harmless any Indemnified Party for any indemnification claim pursuant to Section 9.1 or 9.2, as applicable, to the extent such Indemnified Party is otherwise actually compensated for such claim pursuant to an adjustment to the Purchase Price pursuant to Article II. (f) For purposes of Section 9.1(a), the amount of any Losses associated therewith, shall be determined without regard for any materiality, material adverse effect or similar qualification. Section 9.7 Subrogation Rights. Upon making any payment to an Indemnified Party in respect of any Losses, the Indemnifying Party shall, to the extent of such payment and to the extent permitted by applicable Law, be subrogated to all rights of the Indemnified Party against any third party (including with respect to any amounts already recovered or potentially recoverable by the Indemnified Party from any other third party) in respect of the Losses to which such payment relates.

69 OMM_US:75933001.11 Section 9.8 Exclusive Remedy. Except (a) for rights expressly provided in Section 2.3, Section 2.5, Section 2.6, Section 5.1, Section 5.7 and Section 11.15, and (b) that each Party shall retain the right to bring claims based on fraud grounds if any other Party or any of its respective directors, officers or employees has committed fraud in connection with this Agreement, the indemnification provisions of this Article IX shall be the sole and exclusive monetary remedy with respect to the consummation of the transactions contemplated by this Agreement, including, for the avoidance of doubt, any and all claims arising out of or relating to Buyer’s investigation of the Acquired Company, the Acquired Business and the Acquired Assets, the negotiation and execution of this Agreement by any Party, and the inaccuracy in or breach of any representation, warranty, covenant or agreement of any Party, regardless of whether such claims arise in contract, tort, breach of warranty or any other legal or equitable theory. Section 9.9 Purchase Price Adjustment. All indemnification payments made under this Agreement shall be treated for Tax purposes only as an adjustment to the Purchase Price. Section 9.10 Special Rule for Fraud. Notwithstanding anything in this Article IX to the contrary, in the event of fraud, any Party which suffers Losses by reason thereof shall be entitled to seek recovery therefor from the other Party without regard to any limitation set forth in this Agreement (whether temporal limitation, dollar limitation or otherwise). Article X TERMINATION Section 10.1 General. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time prior to the Closing, only as follows: (a) by the written agreement of the Parties; (b) by any Party, upon written notice provided to the other Party, if the Closing shall not have occurred on or prior to three (3) months following the date hereof (the “Termination Date”) or such other date as the Parties agree in writing; provided, however, that if on such date, all conditions set forth in Sections 6.1 and 7.1 have been satisfied (other than the conditions set forth in Sections 6.1(e), and 7.1(e) and those conditions that by their terms are to be satisfied at the Closing), then either Vectron or Buyer may, in its sole discretion, extend the Termination Date for up to an additional sixty (60) days by delivery of written notice of such extension to the other party not less than five (5) Business Days prior to the initial Termination Date; and provided, further, however, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to any Party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date; (c) by any Party, upon written notice provided to the other Party, if a Governmental Entity with competent jurisdiction has issued an Order or taken other final and non-appealable action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; provided, however, that the right

70 OMM_US:75933001.11 to terminate this Agreement under this Section 10.1(c) shall not be available to any Party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in such Order or other action; (d) by Buyer, upon written notice provided to Parent and Vectron, if (i) the condition set forth in Section 6.1(e) shall have become incapable of fulfillment (without regard to the Termination Date) or (ii) Parent, Vectron or one of their respective Affiliates has breached, or caused the breach of, its respective representations, warranties, covenants, agreements or other obligations hereunder in a manner that would reasonably be expected to cause the conditions set forth in Section 6.1(a) or Section 6.1(b) not to be satisfied and such breach has not been cured within thirty (30) days following written notification thereof to Parent and Vectron by Buyer; or (e) by Parent or Vectron, upon written notice provided to Buyer, if (i) the condition set forth in Section 7.1(e) shall have become incapable of fulfillment (without regard to the Termination Date) or (ii) Buyer or one of its Affiliates has breached, or caused the breach of, its representations, warranties, covenants, agreements or other obligations hereunder in a manner that would reasonably be expected to cause the conditions set forth in Section 7.1(a) or Section 7.1(b) not to be satisfied and such breach has not been cured within thirty (30) days following written notification thereof to Buyer by Parent or Vectron. Section 10.2 Post-Termination Obligations. To terminate this Agreement as provided in Section 10.1, the terminating Party shall provide the other Party with written notice of its election to terminate this Agreement, specifying the provisions hereof to which such termination is made and the basis therefor described in reasonable detail, and upon delivery of such written notice in accordance with Section 11.7: (a) the transactions contemplated hereby shall be terminated, without further action by any Party; and (b) upon Parent’s or Vectron’s request, Buyer shall return all documents and copies and other materials received from or on behalf of Parent, Vectron, the Equity Seller, the Acquired Company or the Asset Sellers relating to the transactions contemplated hereby, whether obtained before, on or after the execution and delivery of this Agreement, to Parent and Vectron; and, upon Buyer’s request, each of Parent, Vectron, the Equity Seller, the Acquired Company and the Asset Sellers shall return all documents and copies and other materials received from or on behalf of Buyer or any Affiliate of Buyer relating to the transactions contemplated hereby, whether obtained before, on or after the execution and delivery of this Agreement, to Buyer. Section 10.3 Survival; Liabilities in Event of Termination. If this Agreement is terminated as provided in Section 10.1, then this Agreement shall become wholly void and of no further force and effect, and there shall be no Liability under this Agreement on the part of any Party, except that (a) the respective obligations of the Parties, as the case may be, under Section 10.2, this Section 10.3, Article XI and the last sentence of Section 5.8 (and any defined terms associated therewith) shall remain in full force and effect, (b) that such termination shall

71 OMM_US:75933001.11 not relieve any Party of any Liability for any willful and intentional breach of this Agreement or fraud. Article XI MISCELLANEOUS Section 11.1 Publicity. The Parties agree that no public release or announcement concerning the transactions contemplated hereby shall be issued or made by or on behalf of any Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld, delayed or conditioned), except (a) for any such release or announcement that may, in the reasonable judgment of the releasing Party, be required by Law or any securities exchange on which securities of the releasing Party (or any of its Affiliates) are listed, and (b) that Vectron and Buyer may make such announcements to their respective employees and Affiliates. For the avoidance of doubt, this Section 11.1 shall not apply to public releases, announcements or filings regarding the Acquired Business on or after the Closing Date. Section 11.2 Assignment. Except to the extent otherwise expressly set forth in this Agreement, including Section 1.3, no Party shall assign, transfer or encumber this Agreement, or its rights or obligations hereunder, in whole or in part, voluntarily or by operation of Law, without the prior written consent of the other Parties, and any attempted assignment, transfer or encumbrance without such consent shall be void and without effect. Section 11.3 Parties in Interest; No Third-Party Beneficiaries. This Agreement shall be binding upon, inure to the benefit of, and be enforceable only by the Parties and their respective permitted successors and permitted assigns, and shall not confer any rights or remedies upon any other Person (including, for the avoidance of doubt, any Transferred Employee). Section 11.4 Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or related to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by, and construed and interpreted according to, the Laws of the State of Delaware, excluding any choice of law rules that may direct the application of the Laws of another jurisdiction. This Agreement shall be construed and interpreted in accordance with the English language only, which language shall be controlling in all respects. No translation, if any, of this Agreement shall have any force or effect in the interpretation hereof or in the determination of the intent of the Parties hereunder. Each Party stipulates that any dispute shall be commenced and prosecuted in its entirety in, and consents to the exclusive jurisdiction and proper venue of, the federal court located within the United States District Court for the District of Delaware, and each Party consents to personal and subject matter jurisdiction and venue in such courts and waives and relinquishes all right to attack the suitability or convenience of such venue or forum by reason of their present or future domiciles, or by any other reason. The Parties acknowledge that all Orders issued by the forum court will be binding and enforceable in all jurisdictions and countries. Without limiting any other means

72 OMM_US:75933001.11 of service, each Party agrees that service of any process, summons, notice or document with respect to any Proceeding may be served on it in accordance with the notice provisions set forth in Section 11.7. EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 11.5 Amendment. No modifications, amendments or supplements to this Agreement shall be valid and binding unless set forth in a written agreement executed and delivered by both Parties. Section 11.6 Waiver. No waiver by any Party of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed and delivered by the Party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement and in any documents delivered or to be delivered pursuant to this Agreement and in connection with the Closing under this Agreement. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. Section 11.7 Notice. All notices, requests, demands and other communications under this Agreement shall be given in writing and shall be deemed given or made when personally delivered, sent by telecopier or facsimile transmission (to the extent provided below) to the number below (with immediate confirmation), sent by e-mail or registered or certified mail (return receipt requested and postage prepaid) to the Parties at their respective addresses indicated below or sent by an internationally recognized overnight mail courier service addressed as follows: (a) If to Buyer, to: Microsemi Corporation One Enterprise Aliso Viejo, California 92656 Facsimile: Separately supplied E-mail: Separately supplied Attention: Chief Executive Officer with a copy, which shall not constitute notice, to: O’Melveny & Myers LLP 400 South Hope Street, 18th Floor Los Angeles, CA 90071 Facsimile: (213) 430-6407

73 OMM_US:75933001.11 E-mail: measton@omm.com Attention: Mark Easton, Esq. (b) If to Parent or Vectron, to: 1151 Maplewood Dr Itasca, IL 60143 E-mail: Thomas.Jackson@knowles.com Attention: Thomas Jackson with a copy, which shall not constitute notice, to: Sidley Austin LLP One South Dearborn Street Chicago, IL 60603 Attention: Paul L. Choi; Jonathan Blackburn Facsimile: (312) 853-7036 E-mail: pchoi@sidley.com; jblackburn@sidley.com or to such other Person or address as any Party shall have specified by notice in writing to any other Party pursuant to this Section 11.7. Section 11.8 Expenses. Regardless of whether or not the transactions contemplated hereby are consummated and except to the extent otherwise expressly set forth in this Agreement, all expenses incurred by the Parties shall be borne solely and entirely by the Party that has incurred such expenses. It is, however, agreed between the Parties that Buyer and Vectron shall equally split any notarial or other public fees required for, or resulting from, the implementation of this Agreement (including costs of the notarization of stock transfer deeds). Section 11.9 Interpretive Provisions. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (b) the word “or” is not exclusive, (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole and (d) words importing the singular include the plural and vice versa, and words importing gender include all genders. Unless the context otherwise requires, references herein (i) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Agreement; and (ii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Schedules and Exhibits referred to herein and attached hereto shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. All references to days shall be to calendar days unless Business Days are specified. All references to “dollars” or “$” shall mean United States Dollars. Section 11.10 Section Headings; Table of Contents. The Section headings contained in this Agreement and the Table of Contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

74 OMM_US:75933001.11 Section 11.11 No Strict Construction. Notwithstanding the fact that this Agreement has been drafted or prepared by one of the Parties, each Party confirms that both it and its counsel have reviewed, negotiated and adopted this Agreement as the joint agreement and understanding of the Parties. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party. Section 11.12 Entire Agreement. This Agreement (including the Schedules and Exhibits to this Agreement) and the Confidentiality Agreement constitute the entire agreement between the Parties, and supersede all prior agreements and understandings, oral and written, between the Parties, with respect to the subject matter hereof; there are no conditions to this Agreement that are not expressly stated in this Agreement. Section 11.13 Counterparts. This Agreement may be executed by facsimile signatures and in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Section 11.14 Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable Law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable. Section 11.15 Specific Performance. Each of the Parties agrees that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by Buyer, Parent or Vectron were not performed in accordance with their specific terms or were otherwise breached. Accordingly, prior to any termination of this Agreement pursuant to Section 10.1, each Party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions and any other equitable relief with respect to any breach or attempted breach of this Agreement by the other Party, and to enforce specifically the terms and provisions of this Agreement in any federal court in the United States District Court for the District of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. In addition, the Parties agree that, in addition to any other right or remedy to which the other Parties may be entitled, at law or in equity, the applicable Parties will be entitled to enforce the covenants in Article V by a decree of specific performance and to temporary, preliminary and permanent injunctive or other equitable relief to prevent breaches or threatened breaches of thereof. Each of the Parties hereby waives (i) any defense in any action for an injunction, specific performance and other equitable relief that a remedy at law would be adequate and (ii) any requirements of applicable Law to post security as a prerequisite to obtaining equitable relief. Section 11.16 Waiver of Bulk Sales Laws. Each of the Parties waives compliance with all applicable Laws relating to bulk sales transfers and any other similar Laws in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

75 OMM_US:75933001.11 Section 11.17 Legal Representation. (a) The Law Department of Knowles Corporation, in concert with Sidley Austin LLP (collectively, “Knowles Legal”), has acted as counsel for Parent, Vectron, the Equity Seller and the Acquired Company (collectively, the “Clients”) for various matters prior to the Closing, including in connection with this Agreement and the transactions contemplated hereby (collectively, the “Pre-Closing Engagements”), and in that connection not as counsel for any other Person, including Buyer or its Affiliates. Only the Clients shall be considered clients of Knowles Legal for purposes of the Pre-Closing Engagements. Upon and after the Closing, any and all communications between the Clients and Knowles Legal made in the course of or relating to the Pre-Closing Engagements shall be deemed to be attorney-client confidences that belong solely to Vectron and the Equity Seller and not to the Acquired Company. (b) If Parent, Vectron or the Equity Seller so desires, and without the need for any consent or waiver by the Acquired Company or Buyer, Knowles Legal shall be permitted to represent Parent, Vectron or the Equity Seller after the Closing in connection with any matter, including, for the avoidance of doubt, anything related to the transactions contemplated by this Agreement or any disagreement or dispute in connection therewith. Without limiting the generality of the foregoing and for the sake of clarity, after the Closing, Knowles Legal shall be permitted to represent Parent, Vectron and the Equity Seller, any of their Affiliates or representatives, or any one or more of them, in connection with any negotiation, transaction or dispute (where “dispute” includes litigation, arbitration or other adversarial proceedings) with Buyer, the Acquired Company or any of their Affiliates or representatives relating to the Pre-Closing Engagements, including any matter related to this Agreement, such as claims for indemnification and disputes involving non-competition or other agreements entered into in connection with this Agreement. (c) Parent, Vectron, the Equity Seller (on behalf of itself and the Acquired Company) and Buyer consent to the foregoing arrangements and waive any actual or potential conflict of interest that may be involved in connection with any representation by Knowles Legal permitted hereunder. Section 11.18 Definitions. For purposes of this Agreement, the term: “Accounting Principles” shall mean GAAP applied consistently, using the same accounting methods, policies, principles, practices and procedures (including classifications, judgments and estimation methodologies) as were used in the preparation of the Financial Statements at and as of the Balance Sheet Date, in each case solely as modified by the accounting principles set forth on Exhibit E hereto. “Acquired Assets” shall have the meaning set forth in Section 1.2(a). “Acquired Asset IP” shall have the meaning set forth in Section 3.1(r)(i). “Acquired Business” shall have the meaning set forth in the recitals of this Agreement.

76 OMM_US:75933001.11 “Acquired Company” shall have the meaning set forth in the recitals of this Agreement. “Acquired Company Employees” shall have the meaning set forth in Section 3.1(p)(i). “Acquired Company IP” means all Intellectual Property in which the Acquired Company has (or purports to have) an ownership interest or an exclusive license or similar exclusive right. “Acquired Contracts” shall have the meaning set forth in Section 1.2(a)(ii). “Acquired IP” shall have the meaning set forth in Section 3.1(r)(i). “Acquired Leased Real Property” shall have the meaning set forth in Section 3.1(n)(i). “Acquired Owned Real Property” shall have the meaning set forth in Section 3.1(n)(i). “Acquired Permits” shall have the meaning set forth in Section 3.1(k). “Acquired Real Property” shall have the meaning set forth in Section 3.1(n)(i). “Acquired Registered IP” shall have the meaning set forth in Section 3.1(r)(i). “Acquired Shares” shall have the meaning set forth in Section 1.1. “Acquisition Transaction” shall have the meaning set forth in Section 5.8. “Affiliate” shall mean, with respect to any specified Person, any other Person that owns or controls, is owned or controlled by or is under common ownership or control with such specified Person. For purposes of this definition, “control” means the ability to direct the operation or management of a Person, whether by Contract, ownership of securities, status as director, officer or other position therein, or otherwise. For the avoidance of doubt, the Acquired Company shall be considered an Affiliate of Vectron prior to the Closing, and shall be considered an Affiliate of Buyer following the Closing. “Affiliate Agreement” shall have the meaning set forth in Section 3.1(s). “Agreement” shall have the meaning set forth in the preamble of this Agreement. “Anti-Corruption Laws” shall mean, collectively, any applicable Law relating to corruption, bribery or similar actions of government officials or any other persons, as well as sanctions and export controls, including the U.S. Foreign Corrupt Practices Act of 1977, USA Patriot Act, the Export Administration Act, the Export Administration Regulations, the Arms Export Control Act, the International Traffic in Arms Regulations, the International Emergency Economic Powers Act, the Trading with the Enemy Act, Section 999 of the Internal Revenue Code, customs laws and any rules and regulations issued under any of the foregoing and all trade regulations administered and enforced by the United States Department of the Treasury, Office of Foreign Assets Control, the Department of Commerce, Bureau of Industry & Security and Office of Antiboycott Compliance, the Department of State, Directorate of Defense Trade Controls and other bureaus and offices within the Department responsible for implementation of

77 OMM_US:75933001.11 any export controls and sanctions, the Department of Homeland Security, US Customs and Border Protection, and the Internal Revenue Service (collectively, “Export/Import Controls”) or any other Governmental Entity related to the regulation of exports, re-exports, transfers, releases, shipments, transmissions, imports or similar transfer of goods, technology, software or services, and any comparable laws, rules and regulations including European Union sanctions and export control regulations and the German Foreign Trade and Payments Act and Regulation, administered and enforced by any foreign governmental entity including the European Union, the German Ministry for Economic Affairs and Energy, the German Federal Bank and the German Federal Office for Economic Affairs and Export Controls. and any law that are similar to any of the forgoing laws of any Governmental Entity and the rules and regulations issued thereunder . “Allocation Acceptance Notice” shall have the meaning set forth in Section 2.6(b)(ii). “Allocation Dispute Notice” shall have the meaning set forth in Section 2.6(b)(ii). “Asset Allocation Acceptance Notice” shall have the meaning set forth in Section 2.6(b)(iv). “Asset Allocation Dispute Notice” shall have the meaning set forth in Section 2.6(b)(iv). “Asset Employees” shall have the meaning set forth in Section 5.2(a)(i). “Asset Sellers” shall have the meaning set forth in the recitals of this Agreement. “Assumed Benefit Plan” shall mean each Benefit Plan that is sponsored by the Acquired Company, each such Benefit Plan to be specifically identified as such on Schedule 3.1(p)(i). “Assumed Liabilities” shall mean the following Liabilities (in each case only to the extent that such Liabilities are not Excluded Liabilities as listed in clauses (i)-(xii) of the definition of Excluded Liabilities): (i) all intercompany Liabilities arising from the purchase or sale of products or services by an Asset Seller or the Acquired Company in the ordinary course of business and set forth on Schedule 11.18(a); (ii) all Liabilities arising from or related to Buyer’s and its Affiliates’ ownership or operation of the Acquired Business as of and following the Closing (including to the extent resulting in a Tax liability on the part of any Asset Seller); (iii) all Liabilities for which Buyer is expressly liable pursuant to Section 5.1 or Section 5.2; (iv) all Liabilities of the Acquired Business as reflected on the Closing Date Balance Sheet; and (v) all Liabilities to be paid or performed after the Closing Date under (i) the Material Contracts, (ii) the Contracts of the Acquired Company not required by the terms

78 OMM_US:75933001.11 hereof to be listed in a Schedule to this Agreement and (iii) the Acquired Contracts (in each case subject to Section 1.2(c)), except (A) in each case, to the extent such Liabilities, but for a breach or default by Parent, Vectron, any other Asset Seller or any of their respective Affiliates, would have been paid, performed or otherwise discharged on or prior to the Closing Date or to the extent the same arise out of any such breach or default and (B) in each case, to the extent such Liabilities would be required to be reflected on a balance sheet as of the Closing Date with respect to the Acquired Assets prepared in accordance with the Accounting Principles and were not so reflected in the Closing Date Balance Sheet and not taken into account in connection with the determination of the Purchase Price pursuant to Section 2.3. “Backlog” shall mean the backlog of orders for future sales of the Acquired Business. “Base Purchase Price” shall have the meaning set forth in Section 2.1(a)(i). “Balance Sheet Date” shall have the meaning set forth in Section 3.1(f). “Benefit Plans” shall have the meaning set forth in Section 3.1(p)(i). “Books and Records” shall mean all business, accounting, operating, and personnel records of the Equity Seller and Asset Sellers relating to the Acquired Business, including the organizational documents and ownership records of the Acquired Company. “Business Day” means any day other than: (a) a Saturday, Sunday or federal holiday; or (b) a day on which commercial banks in Chicago, Illinois, Los Angeles, California, or Germany, are authorized or required to be closed. “Buyer” shall have the meaning set forth in the preamble of this Agreement. “Buyer Fundamental Matters” shall have the meaning set forth in Section 9.2(b). “Buyer Indemnified Party” shall have the meaning set forth in Section 9.1(a). “Cash and Cash Equivalents” shall mean the aggregate amount of the Acquired Company’s cash and cash equivalents (including marketable securities and short term investments) on hand or in its bank accounts, as determined in accordance with the Accounting Principles. “Cash Target” shall mean $0.00. “Clients” shall have the meaning set forth in Section 11.17(a). “Closing” shall have the meaning set forth in Section 8.1. “Closing Date” shall have the meaning set forth in Section 8.1. “Closing Date Balance Sheet” shall have the meaning set forth in Section 2.3 and shall be in the form set forth in Schedule 11.18(c).

79 OMM_US:75933001.11 “Closing Date Cash” shall have the meaning set forth in Section 2.3. “Closing Date Transaction Expenses” shall have the meaning set forth in Section 2.3. “Closing Date Working Capital” shall have the meaning set forth in Section 2.3. “Closing Payment” shall have the meaning set forth in Section 2.2(a). “COBRA” shall have the meaning set forth in Section 5.2(g). “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. “Competing Business Activities” shall mean the manufacture, marketing or sale of any product of the type manufactured for sale or sold by the Acquired Business as of the Closing Date or at any time in the two (2) years prior to the Closing Date, or any product in the Acquired Business’s product roadmap as of the Closing Date to be released for sale within twenty-four (24) months after the Closing Date. “Competition Law” shall mean any Law or Order that is designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition, including the HSR Act. “Confidentiality Agreement” shall have the meaning set forth in Section 4.1. “Consolidated Tax Group” shall mean any “affiliated group” (as defined in Section 1504(a) of the Code) that includes Vectron, and any similar group of corporations that includes Vectron and files state, local or other income Tax Returns on a combined, consolidated or unitary basis. “Contract” shall mean any indenture, note, bond, mortgage, deed of trust, lease, licensing or sublicensing agreement, contract, instrument, commitment or other legally binding agreement, arrangement, understanding, undertaking, commitment or obligation (whether written or oral), but not including purchase orders. “Copyrights” shall mean U.S. and foreign registered and unregistered copyrights, mask works, and the underlying works of authorship (including those in Software, masks, web content and databases), and all registrations and applications to register the same. “Current Employee” shall mean each employee and managing director of the Acquired Company and, to the extent working primarily on matters with respect to the Acquired Assets, the Asset Sellers, in each case as of the date hereof. “Designated Purchaser” shall have the meaning set forth in Section 1.3. “Designated Seller” shall have the meaning set forth in Section 2.5(a). “Dispute Notice” shall have the meaning set forth in Section 2.3(b).

80 OMM_US:75933001.11 “Due Diligence Fee Amount” means an amount equal to five hundred thousand dollars ($500,000), which amount was paid by Buyer to Vectron in connection with Buyer’s due diligence of the Acquired Business. “Environmental Laws” shall mean all Laws regarding protection of the environment, natural resources, and occupational health and safety in respect of exposure to Hazardous Substances, including those protecting the quality of the ambient air, soil, surface water or groundwater, and the use, handling, transportation, treatment, storage, recycling, disposal, Release or discharge of Hazardous Substances. “Environmental Matters” shall have the meaning set forth in Section 9.5. “Environmental Permits” shall have the meaning set forth in Section 3.1(l)(i). “Equity Seller” shall have the meaning set forth in the recitals of this Agreement. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any Person that, together with Vectron, any Asset Seller or any of their respective Affiliates would be deemed a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code. “Escrow Agent” shall mean Bank of America Merrill Lynch. “Escrow Agreement” shall mean an escrow agreement among the Parties and the Escrow Agent, a form to be agreed by the Parties, to be negotiated between the date hereof and the Closing Date. “Escrow Account” shall have the meaning set forth in Section 2.4. “Escrow Amount” shall have the meaning set forth in Section 2.4. “Escrow Release Date” shall have the meaning set forth in Section 2.4. “Estimated Closing Date Cash” shall have the meaning set forth in Section 2.1(b). “Estimated Closing Date Transaction Expenses” shall have the meaning set forth in Section 2.1(b). “Estimated Closing Date Working Capital” shall have the meaning set forth in Section 2.1(b). “Excluded Assets” shall mean the following assets, rights and properties of the Asset Sellers, which, for the avoidance of doubt, shall not be Acquired Assets: (i) any rights in or to any Asset Seller’s franchise to be a corporation and its charter, corporate seal, minute books, stock books and other corporate records relating to its corporate existence and capitalization;

81 OMM_US:75933001.11 (ii) any equity interest in any Asset Seller or in any other Person in which any Asset Seller owns any equity interest (other than the Acquired Subsidiary); (iii) the consideration to be delivered by Buyer to any Asset Seller pursuant to this Agreement and all other rights of any Asset Seller under this Agreement and the other documents and instruments to be executed and delivered pursuant hereto; (iv) to the extent in excess of the Cash Target Cash, any cash and cash equivalents of any Asset Seller (including marketable securities and short term investments) on hand or in bank accounts of such Asset Seller, as determined in accordance with the Accounting Principles; (v) any intercompany receivables of any Asset Seller payable by an Affiliate of such Asset Seller, other than amounts due and owing for goods sold and services provided by the Acquired Business; (vi) any Asset Seller’s assets that are consumed, sold or disposed of in the ordinary course of business prior to the Closing Date to the extent permitted by Section 4.2; (vii) any refunds or credits with respect to any Taxes paid or incurred by any Asset Seller, together with any related interest received or due from the relevant taxing authority, any prepaid Taxes of any Asset Seller and any other rights to Taxes of any Asset Seller; (viii) any rights of any Asset Seller in or to the Knowles Marks or any derivation thereof and any corporate symbols or logos related thereto, including, domain names; (ix) any prepaid items, claims for contribution, indemnity rights, warranty claims, refund claims and similar claims and causes of action and other intangible rights to the extent any of the foregoing relate solely to any Excluded Asset or to any Excluded Liability, and all privileges related thereto; (x) except as provided in Section 5.5, any Asset Seller’s rights in, to and under insurance policies; (xi) any books, records, files or other embodiments of information to the extent relating solely to any Excluded Asset or any Excluded Liability; (xii) any Asset Seller’s rights, claims or causes of action against third parties to the extent relating to any Excluded Asset or any Excluded Liability; (xiv) any assets, rights and properties set forth on Schedule 11.18(b); and (xv) any assets of any Retained Benefit Plan.

82 OMM_US:75933001.11 “Excluded Liabilities” shall mean all Liabilities (other than the Assumed Liabilities) of Parent, Vectron, the Asset Sellers and their respective Affiliates, including: (i) any intercompany Liabilities owed by an Asset Seller or the Acquired Company to an Affiliate of such Asset Seller or the Acquired Company, except for those intercompany Liabilities arising from the purchase or sale of products or services by an Asset Seller or the Acquired Company in the ordinary course of business; (ii) any Liabilities arising from or related to Indebtedness or other debts of an Asset Seller or Indebtedness or other debts of the Acquired Company; (iii) any Liabilities of an Asset Seller or the Acquired Company relating to any of the Excluded Assets; (iv) any Liabilities for Taxes of any Asset Seller arising from or related to Vectron’s and its Affiliates ownership or operating of the Acquired Business prior to Closing, including any Taxes imposed on Buyer as transferee or successor of an Asset Seller and any Tax liability under a contract attributable to actions prior to the Closing Date (other than a contract entered into in the ordinary course of business the primary subject matter of which is not Taxes); (v) any Liabilities asserted against or incurred by Buyer, the Acquired Company, any Asset Seller or any of their respective Affiliates arising from or related to any Pre-Closing Environmental Matter; (vi) any Liabilities arising from or related to any existing Proceeding to which any Asset Seller or the Acquired Company is or has been a party at any time on or prior to the Closing Date; (vii) all Liabilities arising from or related to Vectron’s and its Affiliates’ ownership or operation of the Acquired Business prior to Closing; (viii) except as set forth in Section 5.2, any Liabilities relating to the employment of any and all current or former employees with Vectron or any of its Affiliates other than the Acquired Company (including all Liabilities relating to the termination thereof, any obligation to provide any severance or other payments with respect to such termination, and any and all notice or other requirements or Liabilities with respect to such terminations under WARN or any similar Laws) and all Liabilities arising under or relating to the Retained Benefit Plans; (ix) all Liabilities relating to (A) any defect in any product or service sold or provided by the Acquired Business, (B) defect in, or lack of fitness for purpose of, any goods manufactured, sold, serviced, leased, or delivered by the Acquired Business, or (C) any product recall or post-sale warning of any nature conducted by or on behalf of the Acquired Business concerning any of the Acquired Business’s products;

83 OMM_US:75933001.11 (x) all obligations and other Liabilities under that certain Separation and Distribution Agreement, dated as of February 28, 2014, by and between Dover Corporation and Parent, as amended from time to time; (x) all Liabilities in excess of one million dollars ($1,000,000) with respect to cash payments and credits for product rebates in connection with the settlement described in item 1 on Schedule 3.1(bb), except to the extent that Buyer or its Affiliate determine to renegotiate the terms of such settlement after the Closing. “Excluded Taxes” shall have the meaning set forth in Section 5.1(a)(i). “Existing Environmental Matters” shall means those matters set forth on Schedule A. “Final Allocation Schedule” shall have the meaning set forth in Section 2.6(b)(ii). “Final Asset Allocation Schedule” shall have the meaning set forth in Section 2.6(b)(iv). “Financial Statements” shall have the meaning set forth in Section 3.1(f). “GAAP” means United States generally accepted accounting principles. “Governing Document” shall mean any charter, articles, bylaws, certificate or similar document adopted, filed or registered in connection with the creation, formation, organization or governance of an entity, and shall be deemed to include any stockholders’, members’, registration rights, voting and similar agreements regarding the rights or obligations of the equityholders of such entity. “Governmental Entity” shall mean any foreign, federal, state, local or other governmental authority or quasi-governmental, regulatory or administrative body, including any court, commission, board, bureau, agency, department or instrumentality thereof, or any federal, state, local or foreign court, tribunal, arbitration panel, commission or other similar dispute-resolving panel or body. “Hazardous Substance” shall mean all substances or wastes defined as pollutants, contaminants, toxic substance, hazardous substance or material of environmental concern, or words of similar import, including petroleum or petroleum-based substances or wastes, friable asbestos, polychlorinated biphenyls, or any other substances defined as such under or subject to regulation under any Environmental Law. “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976. “Improvements” shall have the meaning set forth in Section 3.1(n)(v). “Indebtedness” means, with respect to any Person, (i) indebtedness or other obligations for borrowed money or for the deferred purchase price of property or services, conditional sale obligations or title retention policies (other than current trade liabilities incurred in the ordinary course of business consistent with past practice), including (A) any indebtedness evidenced by a note, bond, debenture or similar instrument and (B) accrued interest and any prepayment

84 OMM_US:75933001.11 premiums, penalties, breakage costs or other similar obligations in respect thereof, (ii) obligations in respect of outstanding letters of credit, acceptances and similar obligations created for the account of such Person, (iii) liabilities and reimbursement obligations under interest rate cap agreements, interest rate swap agreements, foreign currency swap or exchange agreements and other interest-bearing obligations or hedging agreements or arrangements, (iv) all obligations under leases that are or should be, in accordance with GAAP, recorded as capital leases in respect of which such Person is a lessee and (v) any of the foregoing for which such Person is liable as an obligor, guarantor, surety or otherwise. “Indemnification Notice” shall have the meaning set forth in Section 9.3. “Indemnified Event” shall have the meaning set forth in Section 9.6. “Indemnified Party” shall have the meaning set forth in Section 9.3. “Indemnifying Party” shall have the meaning set forth in Section 9.3. “Independent Auditor” shall have the meaning set forth in Section 2.3(d). “Intellectual Property” shall mean, collectively, all of the rights, title or interest in any of the following, arising under the Laws of the U.S., any state, any other country, or international treaty regime, whether or not filed, perfected, registered or recorded, including all renewals and extensions thereof: (i) Trademarks; (ii) Patents and inventions, invention disclosures, and improvements, whether or not patentable; (iii) Copyrights, rights of publicity (and other rights to use the names and likenesses of individuals); (iv) Trade Secrets and rights to limit the use or disclosure thereof by any Person; (v) internet domain names; (vi) design rights; (vii) Software; and (viii) claims, causes of action and defenses relating to the enforcement of any of the foregoing. “Knowledge of Buyer” or “Buyer’s Knowledge” shall mean, as to a particular matter, the actual knowledge of, or the knowledge that would reasonably be expected to be gained by, the following individuals following reasonable inquiries of their respective direct reports: Steven Litchfield. “Knowledge of Vectron” or “Vectron’s Knowledge” shall mean, as to a particular matter, the actual knowledge of, or the knowledge that would reasonably be expected to be gained by, the following individuals following reasonable inquiries of their respective direct reports: Ed Grant, Bill Kean, Jennifer Kantmann and Brian Crannell. “Knowles Legal” shall have the meaning set forth in Section 11.17(a). “Knowles Marks” shall have the meaning set forth in Section 5.4(a)(i). “Law” shall mean any common law or any federal, foreign, state, local or other constitution, statute, law, code, ordinance, rule, decree, regulation or requirement issued, enacted, adopted, promulgated, implemented, enforced or otherwise put into effect by or under the authority of any Governmental Entity.

85 OMM_US:75933001.11 “Leases” shall have the meaning set forth in Section 3.1(n)(i). “Liability” shall mean any direct or indirect liability or obligation that a Person owes to or at the behest of any other Person, fixed or unfixed, known or unknown, liquidated or unliquidated or secured or unsecured, in each case whether called a liability, obligation, indebtedness, guaranty, endorsement, claim or responsibility or otherwise. “Lien” shall mean any mortgage, lien, pledge, charge, claim, security interest or encumbrance of any kind, or any defect in title. “Local Agreements” shall have the meaning set forth in Section 1.4(a). “Losses” shall mean any and all out-of-pocket losses, costs, settlement payments, awards, judgments, fines, penalties, damages, expenses (including reasonably attorneys’ fees and expenses), deficiencies or other charges, including out-of-pocket costs and expenses incurred in seeking indemnification hereunder or investigating, arbitrating or litigating any claims under this Agreement or in connection with the transactions contemplated hereby; provided, however, that Losses shall not include punitive or exemplary damages (other than those resulting from a Third Party Claim) or consequential damages (except to the extent reasonably foreseeable), and no “multiple of profits” or “multiple of cash flow” or similar valuation shall be used in calculating the amount of Losses. “Marks Transition Period” shall have the meaning set forth in Section 5.4(a)(ii). “Material Adverse Effect” means any event, circumstance, change, effect or occurrence that, individually or in the aggregate, is or is reasonably expected to be materially adverse to the business, operations, assets (including the Acquired Assets), financial condition or results of operations of the Acquired Business, taken as a whole, but shall exclude any event, circumstance, change, effect or occurrence resulting or arising from (a) any change or prospective change in any Law or GAAP or interpretation thereof; (b) any change in interest rates or general economic conditions in the industries or markets in which the Acquired Business operates or affecting the United States of America or foreign economies in general; (c) any change that is generally applicable to the industries or markets in which the Acquired Business operates; (d) the entry into or announcement of this Agreement and/or the consummation of the transactions contemplated hereby, including effects related to compliance with the covenants contained herein or the failure to take any action as a result of any restrictions or prohibitions set forth herein, and any adverse effect proximately caused by (i) loss of, or disruption in, any customer, supplier, and/or vendor relationships, or (ii) loss of personnel, in each case in connection therewith; (e) any action taken by (or at the request of) Buyer or any of its Affiliates; (f) any national or international political or social conditions, including the engagement by the United States of America or any other jurisdiction in which the Acquired Business operates in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States of America or any such jurisdiction or any of their respective territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States of America or any such jurisdiction; (g) any acts of God, including any earthquakes, hurricanes, tornados, floods, tsunamis or other natural disasters, or any other damage to or destruction of assets caused by

86 OMM_US:75933001.11 casualty; or (h) any failure to meet internal or published projections, estimates or forecasts of revenues, earnings or other measures of financial or operating performance for any period, provided, however, that the underlying causes of such failure (subject to the other provisions of this definition of “Material Adverse Effect”) shall not be excluded; provided, that any adverse effects resulting from matters described in any of the foregoing clauses (a) through (c), (f) or (g) above may be taken into account in determining whether there is or has been a Material Adverse Effect to the extent, and only to the extent, that they have a disproportionately adverse impact on the Acquired Business relative to other participants in the industries in which the Acquired Business operates. “Material Contract” shall have the meaning set forth in Section 3.1(o). “Material Jurisdiction” shall mean each foreign jurisdiction set forth on Schedule 11.18(d). “Nonassignable Asset” shall have the meaning set forth in Section 1.2(c). “Open Source Software” means any Software subject to: (i) any so-called “open source”, “copyleft”, “freeware” or “general public” license (including the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), the GNU Affero General Public License, Mozilla Public License (MPL), BSD licenses, the Artistic License (e.g., PERL), the Netscape Public License, the Sun Community Source License (SCSL), the Sun Industry Standards License (SISL), QT Free Edition License, IBM Public License, Bitkeeper and the Apache License); and (ii) any license that is substantially similar to those listed at http://www.opensource.org/licenses/ or that meets the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation). “Orders” shall mean any order, writ, injunction, decision, judgment, ruling, plan or decree of any Governmental Entity. “Parent” shall have the meaning set forth in the preamble of this Agreement. “Party” or “Parties” shall mean Parent, Vectron and/or Buyer, as the case may be. “Patents” shall mean issued U.S. and foreign patents and pending patent applications, patent disclosures, and any and all divisions, continuations, continuations-in-part, reissues, reexaminations, and extensions thereof, certificates of invention and similar statutory rights, including in each case all inventions and improvements described therein. “Periodic Taxes” shall have the meaning set forth in Section 5.1(a)(ii). “Permitted Liens” shall mean (a) Liens for Taxes not yet due and payable or being contested in good faith by appropriate Proceedings and for which appropriate reserves have been made, (b) Liens as reflected in title records relating to Acquired Real Property that do not materially impair the use or value of the Acquired Real Property to which they relate, (c) Liens arising from products purchased from third parties under a retention of title or similar reservation, (d) Liens of landlords or mechanic’s, material men’s, repairman’s or similar Liens arising in the ordinary course of business with respect to obligations that are not more than one

87 OMM_US:75933001.11 hundred twenty (120) days past due or that are being contested in good faith by appropriate Proceedings, and (e) pledges or deposits to secure obligations under workers’ compensation, unemployment insurance or other types of social security or similar requirements of Law. “Permitted Real Property Exceptions” means, collectively, (a) Liens for Taxes and other governmental charges and assessments (including special assessments) that are not yet due and payable or being contested in good faith by appropriate Proceedings and for which appropriate reserves have been made; (b) matters and exceptions set forth in any title insurance policies or commitments, if any, made available to Buyer prior to the date hereof; (c) all matters shown on a current, accurate survey, if any, made available to Buyer prior to the date hereof; (d) applicable Law, including building and zoning laws, ordinances and regulations now or hereafter in effect relating to the Acquired Real Property; (e) any Permitted Liens to the extent applicable or relating to, or otherwise affecting, the Acquired Real Property; (f) Real Property Agreements, easements, rights of way, restrictions, covenants or other similar matters that are not material in amount or do not materially detract from the value or materially impair the existing use of the Acquired Real Property affected by such easement, right of way, restriction, covenant or other matter; and (g) Liens not in any way related to, created by or subjected to the Acquired Real Property by any action or omission of the Acquired Company or Asset Sellers that affect the underlying fee interest of any Acquired Leased Real Property. “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other similar entity, whether or not a legal entity, and any Governmental Entity. “Personnel Records” shall have the meaning set forth in Section 1.2(a)(vii). “Pre-Closing Environmental Matters” shall mean (i) the presence or Release of any Hazardous Substance existing as of or prior to the Closing Date at, from, in, to, on or under any Acquired Real Property, any property previously owned, leased or operated by the Acquired Company or any predecessor entity or related to the Acquired Business, and any property to which Hazardous Substances were transported by or on behalf of the Acquired Company or any predecessor entity, or in connection with the Acquired Business, for treatment, storage, handling, reuse, recycling or disposal, including, without limitation, the Existing Environmental Matters, (ii) any violation of any Environmental Law or Environmental Permit to the extent occurring prior to the Closing Date, and (iii) the exposure of any Person to any Hazardous Substance in connection with operation of the Acquired Business prior to the Closing Date. “Pre-Closing Occurrences” shall have the meaning set forth in Section 5.5. “Preliminary Allocation Schedule” shall have the meaning set forth in Section 2.6(b)(i). “Preliminary Asset Allocation Schedule” shall have the meaning set forth in Section 2.6(b)(i). “Preliminary Cash Determination” shall have the meaning set forth in Section 2.3(a). “Preliminary Closing Date Balance Sheet” shall have the meaning set forth in Section 2.3(a).

88 OMM_US:75933001.11 “Preliminary Closing Statement” shall have the meaning set forth in Section 2.3(a). “Preliminary Transaction Expenses Determination” shall have the meaning set forth in Section 2.3(a). “Preliminary Working Capital Determination” shall have the meaning set forth in Section 2.3(a). “Pre-Closing Engagements” shall have the meaning set forth in Section 11.17(a). “Proceeding” shall mean any claim, demand, charge, complaint, action, litigation, arbitration, mediation, alternative dispute resolution procedure, suit, proceeding, hearing, audit or investigation of any nature of any Person or Governmental Entity or any inquiry or examination of any nature of a Governmental Entity. “Purchase Price” shall have the meaning set forth in Section 2.1(a). “Real Property Agreements” means all reciprocal easement and operating agreements, agreements supplemental thereto, the Acquired Company’s or Asset Seller’s interests as landlord under any leases or subleases, rights of first refusal or first offer, subordination, non-disturbance and attornment agreements, and other agreements that run with the land and in each case are appurtenant to the Acquired Real Property and other documents, instruments or agreements that relate to the occupancy or operation of the Acquired Real Property. “Recovery Costs” shall have the meaning set forth in Section 5.5. “Reference Date” shall have the meaning set forth in Section 3.1(f). “Registered IP” means all Intellectual Property that is registered, filed or issued under the authority of, with or by any Governmental Entity, including all registered Patents, registered Copyrights, registered Trademarks, domain names, and all filed applications for any of the foregoing. “Release” means any spill, emission, discharge, leaking, pumping, injection, dumping, disposal, discharge, or leaching into the environment. “Retained Benefit Plan” means each Benefit Plan that is not an Assumed Benefit Plan. “Retained Policies” shall have the meaning set forth in Section 5.5. “Retained Policy Claims” shall have the meaning set forth in Section 5.5. “Schedules” shall mean the disclosure schedules delivered by Vectron to Buyer immediately prior to the execution and delivery of this Agreement and which form a part of this Agreement. “Seller Fundamental Matters” shall have the meaning set forth in Section 9.1(b).

89 OMM_US:75933001.11 “Software” shall mean all computer software and web sites, including data files, source code, object code, application programming interfaces and other software related specifications and documentation. “Straddle Period” shall mean any taxable year or period beginning on or before but ending after the Closing Date. “Subsidiary” of any Person shall mean another Person, an amount of the voting securities, other voting ownership or voting membership or partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person or by another Subsidiary of such first Person. “Tax Attributes” shall mean, with respect to any Tax, any tax basis, net operating loss carryovers, net capital loss carryovers, credits and similar Tax items of any Person. “Tax Return” shall mean any return, declaration, report, estimate, claim for refund, or information return or statement relating to, or required to be filed in connection with, any Taxes, including any schedule, form, notice, attachment or amendment. “Taxes” shall mean any and all federal, foreign, state, local or other taxes (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, real and tangible property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth, stamp taxes, custom duties and taxes or other charges in the nature of excise, withholding, ad valorem or value added. “Termination Date” shall have the meaning set forth in Section 10.1(b). “Third Party Claim” shall have the meaning set forth in Section 9.4(a). “Top Customer” shall have the meaning set forth in Section 3.1(x). “Top Supplier” shall have the meaning set forth in Section 3.1(x). “Trademarks” shall mean U.S. and foreign registered and unregistered trademarks, trade dress, service marks, trade names, logos and all registrations and applications to register the same, and the goodwill associated with any of the foregoing. “Trade Materials” shall have the meaning set forth in Section 5.4(a)(ii). “Trade Secrets” shall mean trade secrets, and to the extent not generally known to the public, know-how, business, marketing and technical information, databases, procedures, research records, market surveys, product specifications, product designs, plans, compositions, proprietary processes, methods, techniques, customer lists and data, supplier lists and data, and any other non-public or confidential information.

90 OMM_US:75933001.11 “Transaction Expenses” shall mean, without duplication, all of the fees, expenses, costs, charges, payments and other obligations that are incurred by or on behalf of Parent, Vectron, the Acquired Company, the Equity Seller or the Asset Sellers (in each case to the extent paid or payable by Parent, Vectron, the Acquired Company, the Equity Seller or the Asset Sellers) or for which Parent, Vectron, the Acquired Company, the Equity Seller or any Asset Seller is otherwise liable in connection with the transactions contemplated by this Agreement and the documents contemplated hereby or thereby (whether incurred or to be paid prior to, at or after Closing), including (i) the fees and expenses of Parent’s, Vectron’s, the Acquired Company’s, the Equity Seller’s or any Asset Seller’s respective bankers, counsel, accountants, advisors, agents and representatives, (ii) any success, change of control, accrued but unused vacation, special or other bonuses or similar amounts payable by Parent or any of its Affiliates (including the Acquired Company) to any Transferred Employee (including the pro-rated bonuses under any Benefit Plan that provides a bonus opportunity for 2017 for the portion of 2017 that has elapsed as of the Closing Date), consultant, officer or director upon or in connection with the consummation of the transactions contemplated by this Agreement and the other documents contemplated hereby or thereby, in each case that are unpaid as of the Closing; provided, that the amount of Transaction Expenses shall be reduced by the amount of severance costs payable by Buyer in accordance with Section 5.2(c). “Transaction Expenses Shortfall Amount” shall have the meaning set forth in Section 2.4(a). “Transaction Expenses Surplus Amount” shall have the meaning set forth in Section 2.4(a). “Transferred Employees” shall have the meaning set forth in Section 5.2(a)(i). “Transition Services Agreements” shall mean each agreement entered into between signing and Closing with respect to Parent, Vectron and its Affiliates providing goods and services to Buyer or its Affiliates for a transitional period of time. “Vectron” shall have the meaning set forth in the preamble of this Agreement. “Vectron Indemnified Party” shall have the meaning set forth in Section 9.2(a). “Working Capital” shall mean (a) the consolidated current assets of the Acquired Business (as set forth on Exhibit C) minus (b) the consolidated current liabilities of the Acquired Business (as set forth on Exhibit C), in each case calculated in accordance with the Accounting Principles in a manner consistent with the line items specified on Exhibit C and the Accounting Principles and subject to the adjustments therein, it being understood that (i) the Excluded Assets, (ii) the Excluded Liabilities, and (iii) any intercompany accounts involving Parent, Vectron, the Equity Seller or any Affiliate thereof (on the one hand) and the Acquired Company or any Asset Seller (with respect to the Business) (on the other hand) (other than to the extent such intercompany accounts are with respect to all intercompany receivables arising from the purchase or sale of products or services by an Asset Seller or the Acquired Company in the ordinary course of business) shall not be included in the calculation of Working Capital. “Working Capital Shortfall Amount” shall have the meaning set forth in Section 2.4(a).

91 OMM_US:75933001.11 “Working Capital Surplus Amount” shall have the meaning set forth in Section 2.4(a). “Working Capital Target” shall mean $28,100,000. Where any group or category of items or matters is defined collectively in the plural number, any item or matter within such definition may be referred to using such defined term in the singular number, and vice versa. [Signature pages follow.]

[Master Sale and Purchase Agreement] OMM_US:75933001.11 IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute and deliver this Master Sale and Purchase Agreement as of the day and year first written above. KNOWLES CORPORATION By: Name: Title: VECTRON INTERNATIONAL, INC. By: Name: Title: MICROSEMI CORPORATION By: Name: Title:

OMM_US:75933001.11 Exhibit A Equity Seller and Acquired Company Equity Seller Acquired Company Number of Acquired Shares Nominal Value of Each Acquired Share Serial Number of Acquired Shares Knowles Electronics Singapore Pte. Ltd Vectron International GmbH, a limited liability company under German law, with its registered seat in Teltow, registered with the commercial register of the local court of Potsdam under HRB 24614 P 1 EUR 499,950 1 1 EUR 50 2

OMM_US:75933001.11 Exhibit B Asset Seller Subsidiaires Knowles Electronics (Suzhou) Co. Ltd. and Shanghai Branch Knowles Electronics Asia Knowles (UK) Limited

OMM_US:75933001.11 Exhibit C Illustrative Working Capital Calculation [TO COME]

OMM_US:75933001.11 Exhibit D Accounting Principles [TO COME]

OMM_US:75933001.11

OMM_US:75933001.11 ACTIVE 203382331v.16